As filed with the Securities and Exchange Commission on December 13, 2023
1933 ACT REGISTRATION NO.
333-139334
1940 ACT REGISTRATION NO.
811-21988

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective
Amendment No.
Post-Effective Amendment No. 30
AND
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Post-Effective Amendment No. 113
(CHECK APPROPRIATE BOX OR BOXES)
PRIAC VARIABLE CONTRACT ACCOUNT A
(Exact Name of Registrant)

EMPOWER ANNUITY INSURANCE COMPANY
(Name of Depositor)
280 Trumbull Street
Hartford, Connecticut 06103
(860) 534-2000
(Address and telephone number of Depositor’s principal executive offices)
Michele Drummey
Vice President and Assistant General Counsel
Empower Annuity Insurance Company
280 Trumbull Street
Hartford, Connecticut 06103
(Name and address of agent for service)
It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on December 15, 2023 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on May 1, 2023 pursuant to paragraph (a) of Rule 485

This Post-Effective Amendment relates solely to the Registrant’s Empower Retirement Security Annuity VIII. Information contained in the prospectus relating to the Empower Retirement Security Annuity is neither amended nor superseded hereby.

EMPOWER RETIREMENT SECURITY ANNUITY VIII
PROSPECTUS: December 15, 2023
This prospectus describes the Empower Retirement Security Annuity VIII, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Empower Annuity Insurance Company (“Empower” the “Company,” “we,” “our” or “us”) and the PRIAC Variable Contract Account A. Depending on the state you live in, the Contract may be offered as an individual annuity contract or as an interest in a group annuity. When offered as an interest in a group annuity, “Contract” or “Annuity” also means any certificate providing rights and benefits to a person designated in the certificate. Your rights and benefits do not vary based on the form of the Contract; in other words, your rights do not vary whether you have an individual annuity contract or a certificate under a group annuity. The Contract or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.
The Contract is sold exclusively to fund Individual Retirement Accounts within the meaning of Section 408(a) (“IRA”) and Section 408A (“Roth IRA”) of the Internal Revenue Code of 1986, as amended (the “Code”), that are for the benefit of Participants electing a direct rollover from certain retirement plans funded with an Empower group annuity that provides for the transfer to this contract of the IncomeFlex Select guaranteed withdrawal benefit the Participant has under the Retirement Plan. We may require that the custodian of the IRA be our designated affiliate. If you have more than one Retirement Plan IncomeFlex Select Benefit, we may limit your ability to transfer and combine the guaranteed values associated with multiple Retirement Plan IncomeFlex Select Benefits.
If you are a new investor in the Contract, you may cancel your Contract within 10 days (or longer in some states) of receiving it without paying fees or penalties. Upon cancellation, you will receive either a full refund of your Purchase Payments or your total Contract Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
PLEASE READ THIS PROSPECTUS
This prospectus describes important features of the Contract and what you should consider before purchasing it. Please read this prospectus before purchasing the Contract and keep it for future reference. The current prospectuses for the underlying mutual fund portfolios contain important information about the mutual funds. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.
In compliance with United States law, Empower will deliver this prospectus to Contract Owners that currently reside outside the United States.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
FOR FURTHER INFORMATION CALL 1-877-778-2100 OR VISIT: WWW.PRUDENTIAL.COM
Prospectus Dated: December 15, 2023
Statement of Additional Information Dated: December 15, 2023

TABLE OF CONTENTS

Page	Section
4	GLOSSARY

8	IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

11	OVERVIEW OF THE CONTRACT

13	FEE TABLE

15	SECTION 1: WHAT IS THE EMPOWER RETIREMENT SECURITY ANNUITY VIII?

16	SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”

17	SECTION 2: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE CONTRACT?

19	SECTION 3: WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?

19	BENEFITS AVAILABLE UNDER THE CONTRACT

19	CALCULATION OF THE DEATH BENEFIT

19	PAYOUT OPTIONS

21	BENEFICIARY

21	INCOMEFLEX SELECT BENEFIT

22	TRANSFER OF RETIREMENT PLAN GUARANTEED VALUES

22	PROTECTED INCOME BASE

23	ROLL-UP VALUE

23	HIGHEST BIRTHDAY VALUE

24	ANNUAL GUARANTEED WITHDRAWAL AMOUNT

24	LOCK-IN DATE ELECTED IN RETIREMENT PLAN

24	LOCK-IN DATE NOT ELECTED IN RETIREMENT PLAN

25	INCOMEFLEX SELECT SPOUSAL BENEFIT

26	INCOMEFLEX SELECT SPOUSAL BENEFIT – PARTICIPANT DEATH PRIOR TO LOCK-IN DATE (SPOUSAL STEP-IN BENEFIT)

26	WITHDRAWALS UNDER THE INCOMEFLEX SELECT BENEFIT

27	EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS

28	STEP-UP – INCREASE OF ANNUAL GUARANTEED WITHDRAWAL AMOUNT

29	BENEFITS UNDER THE INCOMEFLEX SELECT BENEFIT

29	MULTIPLE RETIREMENT PLANS – TRANSFER OF GUARANTEED VALUES

30	OTHER IMPORTANT CONSIDERATIONS

30	TERMINATION OF THE INCOMEFLEX SELECT BENEFIT AND WAITING PERIOD

32	SECTION 4: HOW CAN I PURCHASE THE EMPOWER RETIREMENT SECURITY ANNUITY VIII?

32	PURCHASE PAYMENTS

AGE RESTRICTIONS

32	ALLOCATION OF PURCHASE PAYMENTS

32	CALCULATING CONTRACT VALUE

33	SECTION 5: WHAT ARE THE EXPENSES ASSOCIATED WITH THE EMPOWER RETIREMENT SECURITY ANNUITY VIII?

33	CHARGES IN GENERAL

33	BASE CONTRACT EXPENSE

34	TAXES ATTRIBUTABLE TO PREMIUM

Page	Section

TRANSFER FEE

34	COMPANY TAXES

34	UNDERLYING MUTUAL FUND FEES

35	SECTION 6: HOW CAN I ACCESS MY MONEY?

35	WITHDRAWALS DURING THE ACCUMULATION PHASE

35	AUTOMATED WITHDRAWALS

35	SUSPENSION OF PAYMENTS OR TRANSFERS

36	SECTION 7: WHAT INVESTMENT OPTIONS CAN I CHOOSE?

36	VARIABLE INVESTMENT OPTIONS

36	PAYMENTS MADE TO EMPOWER

37	TRANSFERS AMONG OPTIONS

37	REDEMPTION FEES AND ABUSIVE TRADING PRACTICES

38	SCHEDULED TRANSACTIONS

38	VOTING RIGHTS

39	SUBSTITUTION

39	REPORTS TO YOU

40	SECTION 8: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE? (ANNUITIZATION)

40	PAYMENT PROVISIONS

40	TAX CONSIDERATIONS

40	HOW WE DETERMINE ANNUITY PAYMENTS

42	SECTION 9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE EMPOWER RETIREMENT SECURITY ANNUITY VIII?

42	CONTRACTS HELD BY TAX FAVORED PLANS

43	REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION

43	CHARITABLE IRA DISTRIBUTIONS

44	REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS

45	ADDITIONAL TAX FOR EARLY DISTRIBUTIONS

46	WITHHOLDING

46	CARES ACT IMPACTS

46	ERISA DISCLOSURE/REQUIREMENTS

47	ADDITIONAL CONSIDERATIONS

48	SECTION 10: OTHER INFORMATION

48	SALE AND DISTRIBUTION OF THE CONTRACT

49	FINANCIAL STATEMENTS

49	LEGAL PROCEEDINGS

49	ASSIGNMENT

49	ADDITIONAL INFORMATION

49	HOW TO CONTACT US

51	APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT

GLOSSARY
We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary of terms. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Phase:
The period that begins with the Contract Date and ends on your Annuity Date, or earlier, if the Contract is terminated through a full withdrawal or payment of a Death Benefit.
Accumulation Unit and Accumulation Unit Value:
We credit you with Accumulation Units for each Sub-account in which you invest. The value of these Accumulation Units (the “Accumulation Unit Value”) may change each Business Day to reflect the investment results of the Sub-accounts, as well as the Base Contract Expenses. The number of Accumulation Units credited to you in any Sub-account is determined by dividing the amount of each Purchase Payment made by you to that Sub-account by the applicable Accumulation Unit Value for the Business Day on which the Purchase Payment is credited. We will reduce the number of Accumulation Units credited to you under any Sub-account by the number of Accumulation Units canceled as a result of any transfer or withdrawal by you from that Sub-account.
Annual Guaranteed Withdrawal Amount:
Under the terms of the IncomeFlex Select Benefit, an amount that you may withdraw each Withdrawal Period as long as the Participant lives (if the optional IncomeFlex Select Spousal Benefit is elected, then until the last to die of the Participant and spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Protected Income Base, but will be adjusted to reflect Excess Withdrawals and any Step-Up. If you locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan, the initial Annual Guaranteed Withdrawal Amount for this Annuity will be the Retirement Plan Annual Guaranteed Withdrawal Amount. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus.
Annuitant:
The person whose life determines the amount of Annuity Payments that will be paid.
Annuity Date:
The date you elect to begin Annuity Payments (annuitization).
Annuity Option:
An option under the Contract that defines the frequency and duration of Annuity Payments. See Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)”
Annuity Payment:
Each payment made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the IncomeFlex Select Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The IncomeFlex Select Benefit” in Section 3, “What Are The Benefits Available Under The Contract?”
Annuity Phase:
The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.
Beneficiary:
The person(s) or entity you have chosen to receive the Death Benefit.
Birthday:
Each anniversary of the Participant’s date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of the Participant’s date of birth.
Business Day:
A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early.
Code:
The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

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Contract Date:
The date we accept your Purchase Payment and all necessary paperwork in Good Order at the Empower Care Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary.
Contract Owner, Owner or You:
The person entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate.
Contract Value:
The total value of your Contract, equal to the sum of the values of your investment in each investment option you have chosen. Your Contract Value will go up or down based on the performance of the investment option, as well as contributions or withdrawals to the investment option. This applies in both the Accumulation Phase and Withdrawal Period.
Death Benefit:
If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 3, “What Are The Benefits Available Under The Contract?”
Eligible Investment:
The investment options offered under a Retirement Plan when used to receive the guarantees of the Retirement Plan IncomeFlex Select Benefit.
Empower Care Center:
Empower Care Center, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com. For items required to be sent to the Empower Care Center, your correspondence is not considered received by us until it is received at the Empower Care Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Empower Care Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Empower Care Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.
Excess Withdrawal:
Any withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Protected Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 3, “What Are The Benefits Available Under The Contract?”
Good Order:
Sufficiently clear instruction received by the Empower Care Center on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Withdrawal Percentage:
The percentage of the Protected Income Base used to determine the Annual Guaranteed Withdrawal Amount. This percentage equals 5% if you attained age 65 at the time you lock in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elect the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage. See Section 3, “What Are The Benefits Available Under The Contract?”
Highest Birthday Value:
For purposes of determining the Protected Income Base, the initial Highest Birthday Value is the adjusted Retirement Plan Highest Birthday Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday until the earlier of the Lock-In Date or the Participant attains (or would have attained) age 70. This value is adjusted for withdrawals . See Section 3, “What Are The Benefits Available Under The Contract?”
IncomeFlex Select Benefit:
A standard feature of the Contract that guarantees your ability to withdraw a percentage of an initial notional value called the Protected Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.

5

IncomeFlex Select Spousal Benefit or Spousal Benefit:
An optional version of the IncomeFlex Select Benefit that, if elected and certain conditions are satisfied, extends guaranteed withdrawals until the last to die of you and your spouse. An additional charge for this optional guarantee is deducted from the value of your investment options.
Individual Retirement Account (“IRA”):
Individual Retirement Account within the meaning of Section 408(a) of the Code. We may require that the custodian of the IRA funded by the Contract be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.
Lock-In Date:
The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the IncomeFlex Select Spousal Benefit).
Participant:
A Participant in a Retirement Plan who has a Retirement Plan IncomeFlex Select Benefit.
Protected Income Base:
The Protected Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). We may refer to this amount as the “Income Base” in materials other than this prospectus.
Purchase Payment:
Your Purchase Payment consists of the portion of your account value being transferred from your IncomeFlex Select account in your Retirement Plan’s IncomeFlex Select group annuity contract to this IRA version of IncomeFlex Select. This Purchase Payment is a one-time payment and may only be made during the window in which your Retirement Plan and the law provides. Once that window has closed, no one may make Purchase Payments to this IRA. This Annuity does not allow additional Purchase Payments after the rollover is completed.
Retirement Plan:
An employment-based Retirement Plan funded with an Empower group annuity that permits you to transfer to this Contract your Retirement Plan IncomeFlex Select Benefit.
Retirement Plan Annual Guaranteed Withdrawal Amount:
Your Annual Guaranteed Withdrawal Amount as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Retirement Plan Guaranteed Withdrawal Percentage:
The percentage of the Retirement Plan Protected Income Base used to determine the Retirement Plan Annual Guaranteed Withdrawal Amount. This percentage equals 5% if you attained age 65 at the time you locked in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elected the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage.
Retirement Plan Highest Birthday Value:
The Highest Birthday Value as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Retirement Plan Lock-In Date:
The guaranteed withdrawal lock-in date as determined under the Retirement Plan IncomeFlex Select Benefit.
Retirement Plan Protected Income Base:
The Protected Income Base as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Retirement Plan IncomeFlex Select Benefit:
The IncomeFlex Select guaranteed withdrawal benefit as offered through a Retirement Plan.
Retirement Plan IncomeFlex Select Spousal Benefit:
The IncomeFlex Select Spousal Benefit as offered through a Retirement Plan.
Retirement Plan Roll-Up Value:
The Roll-Up Value as determined under the Retirement Plan IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.

6

Roll-Up Value:
For purposes of determining the Protected Income Base, the adjusted Retirement Plan Roll-Up Value on the date the rollover transaction is executed, growing 5% per year until the Participant attains (or would have attained) age 70. This value is adjusted for withdrawals. Please see Section 3, “What Are The Benefits Available Under The Contract?” We may refer to this value as the “Guaranteed Income Growth Value” in materials other than this prospectus.
Roth Individual Retirement Account (“Roth IRA”):
A tax qualified retirement investment under Section 408A of the Code, as amended, which is invested in the Variable Investment Option used to provide our guarantees under this Annuity. Such contract is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for a Roth IRA, the Contract must be issued to a custodial account established as a Roth IRA. Conversion from IRA to Roth IRA is not allowed under this Contract.
Separate Account:
Purchase Payments allocated to the Variable Investment Options are held by us in a separate account called PRIAC Variable Contract Account A. The Separate Account is set apart from all of the general assets of Empower.
Status:
For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to this Annuity, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract.
Step-Up Value:
5% of the Contract Value (4% of the Contract Value if your Guaranteed Withdrawal Percentage is 4%) as of the last Business Day immediately prior to each of the Participant’s Birthdays following the Lock-In Date.
Sub-account:
A Variable Investment Option offered under PRIAC Variable Contract Account A, the assets of which are invested in shares of the corresponding portfolio.
Tax Deferral:
This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that this Annuity generally will be held in a tax favored plan (an IRA), which already provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
Variable Investment Option:
When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Empower that invests in a particular mutual fund is referred to in your Contract as a Sub-account.
Withdrawal Period:
Each year beginning on the Participant’s Birthday and ending on the last day preceding the next Birthday. We may refer to this period as “Birthday Year” in materials other than this prospectus.

7

Important Information You Should Consider About the Contract

Fees and Expenses

Charges for Early Withdrawals	There are no fees for early withdrawals and you are not prohibited from making early withdrawals.

Transaction Charges	There are no transaction charges and the company will not pass a premium tax on to investors.

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Base Contract 1	0.85%	1.45%
Investment Options (Portfolio Fees and Expenses)	0.12%	0.60%
Optional Benefits For An Additional Charge 2	0.50%	0.60%
1 The Base Contract fee includes the fee for the IncomeFlex Select Benefit and the mortality and expense fee.
2 The Optional Benefit is the Optional Spousal Benefit.

For more information about the IncomeFlex Select Benefit and the Optional Spousal Benefit, please refer to Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.

To help you understand the cost of investing in the Contract, the following table shows the lowest and highest costs you could pay based on the minimum and maximum charges allowable under the Contract.

Lowest Annual Cost:	Highest Annual Cost:
$904	$2,282
Assumes:	Assumes:
• Investment of $100,000	• Investment of $100,000
• 5% annual appreciation	• 5% annual appreciation
• Least expensive combination of Base Contract fee and portfolio fees and expenses	• Most expensive combination of Base Contract fee, optional benefits and portfolio fees and expenses
• No optional benefits	• No sales charges

• No sales charges	• No additional purchase payments, transfers or withdrawals
• No additional purchase payments, transfers or withdrawals

For more information about ongoing fees and expenses, please refer to Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VIII?” later in this prospectus.

8

Risks

Risk of Loss
The Contract is subject to the risk of loss. You could lose some or all of your Contract Value.

For more information about the risk of loss, please refer to
Section 2, “What Are The Principal Risks Of Investing In The Contract?”
later in this prospectus.

Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. This product is also specifically designed (and priced) for those concerned they may outlive their income. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing purchase payments in the Contract is consistent with the purpose for which the investment is being considered.

For more information about the risk profile of the Contract, please refer to
Section 2, “What Are The Principal Risks Of Investing In The Contract?”
later in this prospectus.

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract, each of which has its own unique risks. You should review the investment options before making an investment decision.

For more information about the risks associated with the investment options, please refer to
Section 2, “What Are The Principal Risks Of Investing In The Contract?”
later in this prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Empower Annuity Insurance Company. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Empower Annuity Insurance Company. More information about Empower Annuity Insurance Company is available upon request. Such requests can be made toll-free at (877) 778-2100.

For more information about insurance company risks, please refer to
Section 2, “What Are The Principal Risks Of Investing In The Contract?”
later in this prospectus.

Restrictions

Investment Options
●
   During the Contract Accumulation Phase, you may make transfers each Contract year without charge.
●
   Empower Annuity Insurance Company reserves the right to add, close, remove or substitute the portfolios used by the Variable Investment Options. You will be given specific notice in advance of any substitution we intend to make.

For more information about investment and transfer restrictions, please refer to
Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VIII?”
later in this prospectus.

Optional Benefits
This Contract provides a standard guaranteed income benefit at a cost deducted from your Contract Value with an optional Spousal Benefit. You should know that:
●
   Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed Withdrawal Amount and possibly terminate the benefit without value.
●
   Once you “lock in” your IncomeFlex Select Benefit and elect the Spousal Benefit, your choice is irrevocable. An additional charge for the optional Spousal Benefit is deducted from the value of your investment options.

For more information about the IncomeFlex Select Benefit and the Spousal Benefit, please refer to Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.

9

Taxes

Tax Implications
You should consult a qualified tax adviser to determine the tax implications of an investment in and payments received under the Contract. Generally, withdrawals (either as a lump sum or as regular payments) are taxed as ordinary income, and may be subject to tax penalties. Depending on your plan type you, you may be charged different fees for early withdrawals or be prohibited from making early withdrawals. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description.

You generally may withdraw money at any time during the Accumulation Phase. You may, however, be subject to income tax. If you make a withdrawal prior to age 59
1
⁄
2
, you also may be subject to a 10% additional tax.

You should consult with your tax adviser for more specific information about the tax treatment of your plan withdrawals.

For more information about tax implications, please refer to
Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
later in this prospectus.

Conflicts of Interest

Investment Professional Compensation
While we generally do not pay commissions for the sales of the Contract, some investment professionals may receive compensation for selling the Contract to investors under legacy distribution agreements with the Company. Such compensation (commissions, overrides, and expense reimbursement allowances) may continue to be paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (firms) under these legacy agreements for past sales. Additionally, should an investment professional voluntarily approach the Company with a prospect, the Company would be obligated to pay a commission under these legacy agreements. These investment professionals may have an incentive to sell you one product over another because some products pay higher commissions than others. The investment professional will receive all or a portion of the compensation, depending on the practice of the firm.

For more information about compensation, please refer to
Section 10, “Other Information”
later in this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract.

For more information about exchanges, please refer to
Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
later in this prospectus.

10

OVERVIEW OF THE CONTRACT
The Empower Retirement Security Annuity VIII is a Contract between you, the Owner, and us, the insurance company. We only offer the Contract as a rollover option for Participants who have a IncomeFlex Select Benefit in connection with a Retirement Plan. The Contract allows you to invest assets contributed to a custodial IRA in the Contract, which provides Variable Investment Options, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes. This Contract is specifically designed for those concerned they may outlive their retirement income and it is priced accordingly. If you have short term investment needs that you expect this annuity to support, this product is not for you. If you are not concerned you may outlive your savings, you may want to consider if this product suits your needs solely based on its other investment and insurance features.
The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, any earnings grow on a tax-deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the IncomeFlex Select Benefit. The Annuity Phase starts if you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age and the payout option you select.
During the Annuity Phase, commonly called “annuitization,” you may choose from several Annuity Options, including guaranteed payments for life. You are not required to annuitize your Contract. However, once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.
Once you have annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:

∎	Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead, you will be paid a stream of annuity payments.

∎	You generally cannot change the payment stream you chose once it has begun.

∎	Both the IncomeFlex Select Benefit and the Death Benefit terminate upon annuitization.
Note that during the Accumulation Phase, the IncomeFlex Select Benefit (discussed in Section 3, “What Are The Benefits Available Under The Contract?”) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.
You can invest your money in the Variable Investment Options available under the Contract, which offer the opportunity for a favorable return that can increase your Contract Value. However, favorable returns are NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease.
For more information about each Variable Investment Option, please refer to “Appendix A: Portfolios Available Under The Contract” later in this prospectus.
If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Contract Value. In addition, a surviving spouse may be eligible to continue this Contract and the IncomeFlex Select Spousal Benefit. See Section 3, “What Are The Benefits Available Under The Contract?”
The IncomeFlex Select Benefit guarantees your ability to withdraw a designated amount from the Contract annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Protected Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting IncomeFlex Select Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit).
The IncomeFlex Select Benefit is a standard feature of the Contract that applies to the Annuitant automatically. The Spousal Benefit is optional and may be elected for an additional charge. For additional information about the fees for the IncomeFlex Select Benefit, see “Fee Table” and Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VIII?”

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We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.
If permissible under applicable state law, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center address shown in “How To Contact Us” in Section 10, “Other Information” later in this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

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FEE TABLE
The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. For more information about those fees and maximum charges, see Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VIII?” later in this prospectus.

TRANSACTION EXPENSES	Current	Maximum
Sales Charge Imposed on Purchases	None	None
Contingent Deferred Sales Charge (as a percentage of purchase payments or amount)	None	None
Transfer Fee	$0	$0
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions 2 (as a percentage of Contract Value)	N/A	N/A
The next table describes the fees and expenses that you will pay each year during the time that you
own the Contract (not including portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES	Base IncomeFlex Select Benefit		With Optional IncomeFlex Select Spousal Benefit
	Current Charge	Maximum Charge	Current Charge	Maximum Charge
Administrative Expenses	$0	$0	$0	$0
Base Contract Expenses 1, 2	0.85%	1.45%	0.85%	1.45%
Optional Benefit Expenses 1, 3	-	-	0.50%	0.60%

1 Percentages noted above are percentages of daily net assets of the Contract Value.
2 Base Contract Expenses include the fee for the IncomeFlex Select Benefit and the mortality and expense fee.
3 The Optional Benefit is the Optional Spousal Benefit.
The next item shows the minimum and maximum total operating expenses charged by the Variable Investment Options that you may pay periodically during the time that you own the Contract. For a complete list of Variable Investment Options available under the Contract, including their annual expenses, please refer to “Appendix A: Portfolios Available Under the Contract” later in this prospectus.

ANNUAL PORTFOLIO COMPANY EXPENSES	Minimum	Maximum
Annual Portfolio Company Expenses	0.12%	0.60%
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual portfolio company expenses.

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The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Contract expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
If you surrender your Contract at the end of the applicable time period:	$2,681	$8,234	$14,051	$29,832
If you annuitize at the end of the applicable time period:	$2,681	$8,234	$14,051	$29,832
If you do not surrender your Contract:	$2,681	$8,234	$14,051	$29,832

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SECTION 1: WHAT IS THE EMPOWER RETIREMENT SECURITY ANNUITY VIII?
The Empower Retirement Security Annuity VIII is a variable annuity contract issued by Empower, with its principal place of business located at 280 Trumbull Street, Hartford, CT 06103. Empower is solely responsible for its obligations under Empower Retirement Security Annuity VIII, and there are no support agreements from third parties relating to the capitalization of Empower.
Empower Retirement Security Annuity VIII is only available to participants who actively participated in your Retirement Plan’s IncomeFlex Select group annuity contract who want to transfer or “roll over” their group annuity IncomeFlex Select account value to the IRA version of their Retirement Plan’s group annuity contract, Empower Retirement Security Annuity VIII. Your Retirement Plan will notify you of the window in which you may make this transfer. This window is determined by the Retirement Plan rules as well as federal tax laws. Once that window is closed, you may not roll over into this product any longer.
You may invest in the Separate Account. The income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Accounts’ own investment experience and not the investment experience of Empower’s other assets. The assets of the Separate Account may not be used to pay any liabilities required of Empower, other than the liabilities required under the terms of the Contract.
Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 3, “What Are The Benefits Available Under The Contract?” for further details. These withdrawals are different than Annuity Payments.
Annuity contracts generally benefit from Tax Deferral when sold outside a tax favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is offered exclusively to fund certain IRAs, which generally provide Tax Deferral without investing in an annuity contract. In other words, you need not purchase this Contract to gain the preferential tax treatment provided by your IRA. Therefore, before purchasing this Annuity, you should consider whether its features and benefits beyond Tax Deferral, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your Retirement Plan or elsewhere.
The Empower Retirement Security Annuity VIII is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets among the available Variable Investment Options. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual funds’ portfolios fluctuate in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the values of your investment in each investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.
As the individual for whom the IRA, which owns the Contract, has been established, you have all of the decision-making rights under the Contract. You will also be the Annuitant. The Owner is the person who receives the Annuity Payments when the Annuity Phase begins. The Annuitant is also the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the Annuity Phase begins. On or after the Annuity Date, the Annuitant may not be changed.
The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional IncomeFlex Select Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 3, “What Are The Benefits Available Under The Contract?”

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SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”
If you are not satisfied with your Contract, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract. If state law requires, the free look period may be longer. Concurrent with the applicable free look period provided by state law, the Code provides a seven day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
To exercise this cancellation right, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center at the address shown in “How To Contact Us” in Section 10, “Other Information” later in this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

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SECTION 2: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE CONTRACT?
The risks identified below are the principal risks of investing in the Contract. The Contract may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options.
You take all the investment risk for amounts allocated to the Sub-accounts, which invest in portfolios. If the Sub-accounts you select increase in value, then your Contract Value goes up; if they decrease in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the portfolios in which your Sub-accounts invest. We do not guarantee the investment results of any portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected portfolio(s), each of which has its own unique risks. You should review the prospectus for each portfolio before making an investment decision.
Insurance Company Risk.
No company other than Empower has any legal responsibility to pay amounts that Empower owes under the Contract. You should look to the financial strength of Empower for its claims-paying ability. Empower is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Empower and our ability to conduct business and process transactions. Although Empower has business continuity plans, it is possible that the plans may not operate as intended or required and that Empower may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
The IncomeFlex Select Benefit.
This Contract provides a standard guaranteed income benefit with an optional Spousal Benefit at a cost deducted from your Contract Value.
You should know that:

∎
Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed Withdrawal Amount and possibly terminate the benefit without value.

∎
Once you “lock in” your IncomeFlex Select Benefit and elect the Spousal Benefit, your choice is irrevocable. An additional charge for the optional Spousal Benefit is deducted from the value of your investment options.

Annuitization
. Once you have annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:

∎	Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead, you will be paid a stream of annuity payments.
∎	You generally cannot change the payment stream you chose once it has begun.
∎	Both the IncomeFlex Select Benefit and the Death Benefit terminate upon annuitization.
Possible Adverse Tax Consequences.
The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Additionally, in contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contract is not issued or purchased through a tax qualified plan, the taxes on gains may not be deferred. Before making a Purchase Payment or taking other action related to your Contract, you should consult with a qualified tax adviser for complete information and advice.
Risk of Loss of or Reductions to Benefits.
If you take certain actions under your Contract, such as surrendering your Contract or taking excess withdrawals under the terms of the IncomeFlex Select Benefit, you may lose or reduce the value of that benefit. For more information about the IncomeFlex Select Benefit, please refer to “IncomeFlex Select Benefit” in Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.

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Not a Short-Term Investment.
The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis, including the benefits of the IncomeFlex Select Benefit. Consequently, you should not use the Contract as a short-term investment or savings vehicle or if you do not seek the benefits provided by the IncomeFlex Select Benefit. Because of the long-term nature of the Contract, you should consider whether investing Purchase Payments in the Contract is consistent with the purpose for which the investment is being considered.
Risk of Loss.
All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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SECTION 3: WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract.

NAME OF BENEFIT	PURPOSE	STANDARD OR OPTIONAL	ANNUAL FEES		RESTRICTIONS/ LIMITATIONS
			Current	Maximum
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Contract Value.	Standard	$0	$0	None
IncomeFlex Select Benefit (also referred to as the Base Contract Expense)	Once locked in, guarantees your ability to withdraw an Annual Guaranteed Withdrawal Amount, even if your Contract Value is reduced to zero.	Standard	0.85% 1	1.45% 1
If your Contract Value is reduced to zero because of excess withdrawals, you will not receive any further payments.

Additionally, excess withdrawals reduce the amount of your Annual Guaranteed Withdrawal Amount permanently.

Optional Benefit 2	Designed to provide an Annual Guaranteed Withdrawal Amount until the last to die of you and your spouse.	Optional	0.50% 1	0.60% 1	Results in a lesser Annual Guaranteed Withdrawal Amount. Once elected, the Spousal Benefit may not be revoked. Excess withdrawal rules noted above apply.

1	Percentage of daily net assets of the Contract Value.
2	The Optional Benefit is the Optional Spousal Benefit.
CALCULATION OF THE DEATH BENEFIT
If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly.
PAYOUT OPTIONS
The Code provides for alternative Death Benefit payment options when a contract is used as an IRA or other “qualified investment” that requires minimum distributions. Upon your death under an IRA or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will

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depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. With respect to the Death Benefits paid under a contract issued to an IRA, if we do not receive instructions on where to send the payment within five years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE INCOMEFLEX SELECT SPOUSAL BENEFIT. Also, if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. See Section 3, “What Are The Benefits Available Under The Contract?”
Upon receipt of due proof of death in Good Order, we will pay the Beneficiary the Death Benefit.
The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below.
Choice 1:
Lump sum payment of the Death Benefit
. If the Beneficiary does not choose a payout option within 60 days, the Beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited IRA would also be included in this payout option.
Choice 2:
The payment of the entire Death Benefit by December 31 of the calendar year that contains the 10th anniversary of the date of death of the Owner
.
Choice 3:
Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31 of the year following the year of death of the Owner
. This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, then Choice 3 is not a permitted payout option under the Code and you may only choose Choice 1 or Choice 2, modified to be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the death of the Owner.
If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31 of the year following the year of death, such Contract is deemed to have no designated Beneficiary.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA Owner would have reached age 72 or can change title to the account to the spouse’s name.
The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”

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Any portion of the Death Benefit not payable to a named Beneficiary must be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the Owner’s death.
A Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization).” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?” If the Beneficiary fails to make any election within any time limit prescribed by or for the Retirement Plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.
For as long as the Beneficiary remains invested in the Contract, all applicable fees and charges will continue to be assessed, including the annual charge for the IncomeFlex Select Benefit.
BENEFICIARY
The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you request, provided that we receive the request in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before the Owner dies. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation. It is critical you keep your Beneficiary information up to date. If we cannot locate your Beneficiary, we may be required under state law to pay the benefit to someone else, like your estate, or possibly escheat the benefit to your state of residence depending on the circumstances and applicable federal law.
The optional IncomeFlex Select Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and the IRA it funds, when you elect the benefit and when you die. See Section 3, “What Are The Benefits Available Under The Contract?” For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
INCOMEFLEX SELECT BENEFIT
The IncomeFlex Select Benefit is a standard feature of the Contract that guarantees your ability to annually withdraw certain amounts that we specify under this Contract. If you do not take more withdrawals than those specified amounts each year, and your Contract Value is reduced to zero, either by making these withdrawals according to their terms or due to poor market performance, we will continue to make those annual payments to you for as long as you live.
Here is how it works: We determine the amount you can withdraw by calculating an initial notional value (called the “Protected Income Base”). You are allowed to take a withdrawal equal to a percentage of the Protected Income Base, regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). There are two options—one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide the same annual withdrawal amount until the last to die of you and your spouse. The Protected Income Base can increase, but it can also decrease if you withdraw more than your Annual Guaranteed Withdrawal Amount.
The base IncomeFlex Select Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are

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not required to make withdrawals. Although you are not required to make withdrawals, you should consider that this product (including costs) is specifically designed for a person who has a need for guaranteed withdrawal or annuity benefits.
The IncomeFlex Select Spousal Benefit is optional. You may elect this benefit when you lock in your Annual Guaranteed Withdrawal Amount. There is an additional daily charge for this benefit, which applies only after the Lock-In Date. Once elected, the Spousal Benefit may not be revoked, and the additional daily charge will continue until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
The IncomeFlex Select Benefit is subject to certain restrictions described below.
TRANSFER OF RETIREMENT PLAN GUARANTEED VALUES
This Contract is sold exclusively as a rollover option to Participants who have a IncomeFlex Select Benefit in connection with a Retirement Plan. This Contract is designed to accept the transfer of certain Retirement Plan IncomeFlex Select Benefit guaranteed values in connection with a direct rollover of assets to an IRA. In connection with the rollover transaction, each guaranteed value described below will begin with a value equal to the corresponding values in your IncomeFlex Select group annuity contract. If less than 100% of assets invested in Eligible Investments are rolled over to the Contract, then the initial guaranteed values described below will be reduced proportionately.
If you have more than one Retirement Plan IncomeFlex Select Benefit, we may limit your ability to transfer and combine the guaranteed values associated with multiple Retirement Plan IncomeFlex Select Benefits under this Annuity.
If you purchase this Contract prior to your Retirement Plan Lock-In Date, then your Retirement Plan Roll-Up and Highest Birthday Values will be used to determine your initial Roll-Up Value, Highest Birthday Value, and Protected Income Base under this Contract. You also can choose whether to elect the IncomeFlex Select Spousal Benefit at the time you lock in your Annual Guaranteed Withdrawal Amount under this Contract.
If you purchase this Contract on or after your Retirement Plan Lock-In Date, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. Your guaranteed withdrawals will be available immediately, and you will not establish a Roll-Up Value, Highest Birthday Value or Protected Income Base under this Contract. If you elected the Retirement Plan IncomeFlex Select Spousal Benefit, then you will automatically receive and be charged for the IncomeFlex Select Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date, then you may not add or remove the Spousal Benefit upon or after purchasing this Contract.
This section continues with a description of the basic elements of the IncomeFlex Select Benefit, including the Protected Income Base, Roll-Up Value, Highest Birthday Value and Annual Guaranteed Withdrawal Amount. Then this section describes and provides examples of how these elements apply in situations where you locked in your IncomeFlex Select Benefit in your Retirement Plan before purchasing this Contract. Next, this section explains how the elements apply when you lock in the benefit after purchasing this Contract. Finally, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the IncomeFlex Select Benefit.
PROTECTED INCOME BASE
The Protected Income Base is a notional value used to determine the Annual Guaranteed Withdrawal Amount. The Protected Income Base has no cash value. You cannot withdraw your Protected Income Base from the Contract. You may only withdraw your Contract Value.
Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; or (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on

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the Business Day prior to the Lock-In Date). In no event shall the Protected Income Base exceed $5,000,000. We reserve the right to increase this maximum.
ROLL-UP VALUE
The initial Roll-Up Value is determined by your Retirement Plan Roll-Up Value. If this Contract is purchased with 100% of the assets invested in Eligible Investments, then the initial Roll-Up Value equals the Retirement Plan Roll-Up Value on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets invested in the Eligible Investments, then the initial Roll-Up Value shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Roll-Up Value will be 60% of the Retirement Plan Roll-Up Value on the date the rollover transaction is executed. Your initial Roll-Up Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Roll-Up Value may be lower than your initial Contract Value.
Unless limited by state law, the Roll-Up Value will then equal the initial Roll-Up Value growing 5% per year from the application of the Purchase Payment to your Contract, until the earlier of the date the Retirement Plan Participant (the “Participant”) attains (or would have attained) age 70 or the Lock-In Date.
Withdrawals prior to the Lock-In Date reduce your Roll-Up Value proportionately. Each withdrawal reduces the Roll-Up Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).
Example—Proportional Reduction of Roll-Up Value

• Contract Value:	$100,000
• Withdrawal:	$10,000
• Ratio of withdrawal to Contract Value ($ 10,000 / $ 100,000):	10%
• Roll-Up Value:	$120,000
• Roll-Up Value reduced by 10%, or	$12,000
• Adjusted Roll-Up Value:	$108,000
HIGHEST BIRTHDAY VALUE
The initial Highest Birthday Value is determined by your Retirement Plan Highest Birthday Value. If this Contract is purchased with 100% of the assets invested in Eligible Investments, then the initial Highest Birthday Value equals the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets invested in the Eligible Investments, then the initial Highest Birthday Value shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Highest Birthday Value will be 60% of the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. Your initial Highest Birthday Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Highest Birthday Value may be lower than your initial Contract Value.
The Highest Birthday Value will then equal the greater of the initial Highest Birthday Value and the highest Contract Value attained on each of the Participant’s Birthdays, until the earlier of the date the Participant attains (or would have attained) age 70 or the Lock-In Date.
Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).

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Example—Proportional Reduction of Highest Birthday Value

• Contract Value:	$100,000
• Withdrawal amount:	$10,000
• Ratio of withdrawal to Contract Value ($ 10,000 / $ 100,000):	10%
• Highest Birthday Value:	$120,000
• Highest Birthday Value reduced by 10%, or	$12,000
• Adjusted Highest Birthday Value:	$108,000
ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Withdrawal Period for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $250,000. We reserve the right to increase this maximum.
You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $800. Therefore, your Protected Income Base must equal $16,000 or more to lock in guaranteed withdrawals ($20,000 or more if your Guaranteed Withdrawal Percentage is 4%). Before purchasing the Contract, you should consider the description of Protected Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the IncomeFlex Select Benefit is subject to certain conditions, and thus is not guaranteed.
LOCK-IN DATE ELECTED IN RETIREMENT PLAN
If your Retirement Plan Lock-In Date was elected before purchasing this contract, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. If you purchase this Contract with 100% of the assets invested in Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount equals the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. If you purchase this Contract with less than 100% of the assets invested in the Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount will be 60% of the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. The Annual Guaranteed Withdrawal Amount available between the date the Contract is issued and the end of the current Withdrawal Period will be reduced by guaranteed withdrawals made in the Retirement Plan during the same Withdrawal Period. In other words, guaranteed withdrawals made in the plan during the Withdrawal Period you purchase the Contract will count toward your guaranteed withdrawals under the Contract (adjusted in the manner described above if this Contract is purchased with less than 100% of assets invested in Eligible Investments).
Your Annual Guaranteed Withdrawal Amount may increase for Step-Ups (described below under “Step-Up – Increase of Annual Guaranteed Withdrawal Amount”).
LOCK-IN DATE NOT ELECTED IN RETIREMENT PLAN
If your Retirement Plan Lock-In Date was not elected before purchasing this contract, then your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined when you choose to lock in your guaranteed withdrawals (the “Lock-In Date”). You must attain at least age 55 to elect a Lock-In Date. If you have attained age 65, then your initial Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base (4% of the Protected Income Base if you have not attained age 65), as of the Business Day prior to your Lock-In Date. The Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value as of the Business Day prior to the Lock-In Date. If your Lock-In Date is not on the Participant’s Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365

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days. In other words, the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
Your Annual Guaranteed Withdrawal Amount may increase for Step-Ups (described below under “Step-Up—Increase of Annual Guaranteed Withdrawal Amount”). If you wish to elect the optional IncomeFlex Select Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55) and the Annual Guaranteed Withdrawal Amount will be based on the age of the younger of you and your spouse.
Example—Calculation of Annual Guaranteed Withdrawal Amount—Participant Age 65+

Participant age:	66
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Annual Guaranteed Withdrawal Amount:	$5,000	(5% of Protected Income Base)
Example—Calculation of Annual Guaranteed Withdrawal Amount—Participant Not Age 65

Participant age:	58
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Annual Guaranteed Withdrawal Amount:	$4,000	(4% of Protected Income Base)
INCOMEFLEX SELECT SPOUSAL BENEFIT
With the optional IncomeFlex Select Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage and your spouse’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
Both you and your spouse must attain at least age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base if the younger spouse has attained age 65, or 4% of the Protected Income Base if the younger spouse is under age 65.
There is an additional charge for the Spousal Benefit. This additional charge begins on the Lock-In Date and continues until the last to die of you and your spouse.
The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of this Contract and the IRA it funds when you elect the benefit and when you die. Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable and once elected the additional charge will continue to apply until your Contract ends.
After your death, the IncomeFlex Select Spousal Benefit will continue to be paid until the death of your surviving spouse.

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Example—Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit—Younger Spouse Not Age 65

Participant age:	66
Spouse age:	64
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up)
Annual Guaranteed Withdrawal Amount:	$4,000	(4% of Protected Income Base)
INCOMEFLEX SELECT SPOUSAL BENEFIT—PARTICIPANT DEATH PRIOR TO LOCK-IN DATE (SPOUSAL STEP-IN BENEFIT)
If a Participant purchases this Contract and dies before the Lock-In Date, then his or her surviving spouse may continue this Contract and the IncomeFlex Select Benefit to the extent permitted by the Code and subject to the conditions listed below.
If, prior to purchasing this Contract, a Participant died after signing up for the Retirement Plan IncomeFlex Select Benefit and before the Retirement Plan Lock-In Date, then his or her surviving spouse may have continued the IncomeFlex Select Benefit to the extent permitted by the Retirement Plan and the Code. The surviving spouse may roll over assets invested in Eligible Investments to this Contract to the same extent as the Participant, and will receive the same transfer of IncomeFlex guarantees that would have been available to the Participant, including the adjusted Highest Birthday and Roll-Up Values, subject to the conditions listed below.
Continuation of the IncomeFlex Select Benefit under this Contract is subject to the following conditions:
∎	The Participant’s Birthday will be used to determine:
∎	the Roll-Up and Highest Birthday Values under this Contract;
∎	the Withdrawal Period for Annual Guaranteed Withdrawal Amounts;
∎	the availability and amount of Step-Ups.
∎	At the Lock-In Date, the age of the surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount.
∎	The charge for the base IncomeFlex Select Benefit will apply until the Lock-In Date. After the Lock-In Date, the additional charge for the Spousal Benefit will apply until the Contract ends.
∎	If the surviving spouse remarries, he or she may not extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.
WITHDRAWALS UNDER THE INCOMEFLEX SELECT BENEFIT
The IncomeFlex Select Benefit guarantees, provided certain conditions are met, your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Withdrawal Period for your lifetime (or the lifetimes of you and your spouse, if the Spousal Benefit is elected). With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date.
The IncomeFlex Select Benefit does not limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. However, you should carefully consider any withdrawal that negatively affects the Annual Guaranteed Withdrawal Amount given the costs associated with this Benefit.
If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Withdrawal Period, the unused portion will expire and will not carry-over to subsequent Withdrawal Periods. If your cumulative withdrawals in a Withdrawal Period are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Withdrawal Periods.
Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Annual Guaranteed Withdrawal Amount

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in subsequent years will be reduced proportionately (except with regard to certain required minimum distributions described below under “Excess Withdrawals—Required Minimum Distributions”). This means your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.
Examples—Impact of Withdrawals on Annual Guaranteed Withdrawal Amount
The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

Withdrawal Period:	May 6, 2021 through May 5, 2022
Annual Guaranteed Withdrawal Amount:	$10,000
Contract Value on June 11, 2021 (date of first withdrawal)	$160,000
Contract Value on July 12, 2021 (date of second withdrawal)	$150,000
Example 1—Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 11, 2021, then the following values would result:
∎	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
∎	Annual Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $1,000 is withdrawn on July 12, 2021, then the following values would result:
∎	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $1,000 – $1,000 = $0
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
Example 2—An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 11, 2021, then the following values would result:
∎	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $11,000 is withdrawn on July 12, 2021, then the following values would result:
∎	Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000
∎	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
∎	Contract Value immediately prior to Excess Withdrawal = $150,000 (July 12 Contract Value) – $1,000 (guaranteed portion of July 12 withdrawal) = $149,000
∎	Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($10,000 ÷ $149,000) × ($10,000) = $671.14
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $671.14 = $9,328.86
∎	Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000
EXCESS WITHDRAWALS—REQUIRED MINIMUM DISTRIBUTIONS
You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each the “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each the “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the actuarial value of our guarantees under the IncomeFlex Select Benefit on the RMD Calculation Date.

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If the required minimum distribution (“RMD”) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year, that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the sum of the Annual Guaranteed Withdrawal Amount and the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.
Example—Treatment of Withdrawals Related to Required Minimum Distributions

Withdrawal Period	May 6, 2021 through May 5, 2022
Contract Value on April 12, 2021	$160,000
Contract Value on May 6, 2021	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000 (for calendar year 2021)
RMD Value	$4,000 (for calendar year 2021)
Example 1—Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $14,000 is withdrawn on April 12, 2021, then the following values would result:
∎	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
∎	$4,000 applied against the RMD Value
∎	Contract Value = $160,000 – $14,000 = $146,000
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $10,000 is withdrawn on May 6, 2021, then the following values would result:
∎	Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
∎	Contract Value = $146,000 – $10,000 = $136,000
Example 2—An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $20,000 is withdrawn on April 12, 2021, then the following values would result:
∎	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
∎	$4,000 applied against the RMD Value
∎	$6,000 counts as an Excess Withdrawal
∎	Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $410.96 = $9,589.04
∎	Contract Value = $160,000 – $20,000 = $140,000
STEP-UP—INCREASE OF ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount may increase if, due to positive market performance, your Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount.
The Step-Up Value is determined annually and equals 5% of your Contract Value on the last Business Day immediately before the Participant’s Birthday (4% of Contract Value if you did not attain age 65 on your Lock-In Date, or, if you elected the Spousal Benefit, either you and your spouse did not attain age 65 on your Lock-In Date). If the Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount, then you are eligible to increase your Annual Guaranteed Withdrawal Amount to equal the Step-Up Value.
With each Step-Up, we increase the Annual Guaranteed Withdrawal Amount to be equal to the Step-Up Value. Any increase will be added to your Annual Guaranteed Withdrawal Amount on the day the Step-Up is effective.

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The Step-Up will occur automatically unless the charge for the IncomeFlex Select Benefit has increased.
If we have increased the charges for the IncomeFlex Select Benefit, then you must choose whether or not to accept the Step-Up. If you do, then the current higher charges will apply to your entire Contract Value following a Step-Up.
If accepting the Step-Up will increase your IncomeFlex charges, then we will provide you with 90 days notice that you are eligible for the Step-Up and that the Step-Up will increase your charges. Unless you notify us in writing by the end of the 90 day period that you reject the Step-Up, the Step-Up and resulting increase in charges will be considered accepted. Any such increase in IncomeFlex charges would be subject to the maximum charge limit set forth in the “Fee Table.” If you reject a Step-Up, your rejection will be effective for that year only. You will be eligible for future Step-Ups beginning with the last Business Day immediately before your next Birthday.
Example—Step-Up Calculation

Birthday	May 6
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 5, 2021	$100,000
Guaranteed Withdrawal Percentage	5%

∎	Step-Up Value = $100,000 × 5% = $5,000
∎	Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $5,000
BENEFITS UNDER THE INCOMEFLEX SELECT BENEFIT
If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in monthly withdrawal payments, unless you request another payment frequency.
MULTIPLE RETIREMENT PLANS—TRANSFER OF GUARANTEED VALUES
If you participate in more than one Retirement Plan and have more than one Retirement Plan IncomeFlex Select Benefit, the guaranteed values associated with the multiple benefits may be rolled over and combined into a single IncomeFlex Select Benefit under this Annuity, as described below. If the IncomeFlex Select Benefits under your Retirement Plans have the same Statuses and elections, the guaranteed values under your Retirement Plans will be transferred and combined into a single contract under an IRA, as described in Example 1 below. For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to the Annuity, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract. If you locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan and elected the Retirement Plan Spousal Benefit, the spousal benefit under each Retirement Plan Spousal Benefit must cover the same spouse in order for the guaranteed values to transfer and combine under this Annuity.
If your Statuses and elections are not the same between two or more Retirement Plans, you may roll over the guaranteed values associated with one Retirement Plan IncomeFlex Select Benefit. The Contract Value of the assets remaining in the other Retirement Plan(s) may remain in the Retirement Plan with the associated guaranteed values applicable to that plan.
You may roll over funds and establish only one IRA funded by this Annuity. If you have two or more Retirement Plan IncomeFlex Select Benefits, and your Statuses and election differ, you will not be able to combine those Contract Values under this Annuity.
The example below describes how guaranteed values associated with multiple Retirement Plan IncomeFlex Select Benefits may be transferred to this Annuity.
The Guaranteed Withdrawal Percentages used in the examples below are based upon your age or the age of the younger of you and your spouse, if you elect the Spousal Benefit as described in the chart below. Your Withdrawal

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Percentage at Lock-In will be based on the younger of you or your spouse if the Spousal Benefit is elected. Multiple benefits may be combined and transferred to this Annuity but may only be used to establish one IRA funded by this Annuity.

Age at Lock-In (using age of younger spouse)	Withdrawal Percentage
55-64	4.00%
65+	5.00%
Example 1—Transferring Multiple Retirement Plan Benefits
Rolling Over and Combining Retirement Plan IncomeFlex Select Benefits into one Contract

Participant Status & Elections	Retirement Plan I	Retirement Plan II	Values Under this Annuity
Lock-In Date Elected	Yes (age 65)	Yes (age 69)	Yes
Spousal Benefit Elected	Yes	Yes	Yes
Guaranteed Withdrawal %	5.00%	5.00%	5.00%
Contract Value	$25,000	$75,000	$100,000
Income Base	$30,000	$100,000	$130,000
Annual Guaranteed Withdrawal Amount	$1,500	$5,000	$6,500
This example presumes that the Participant locked-in with the Spousal Benefit in both Retirement Plans and elected the same person as the spousal Beneficiary under both. If the spouse identified as the spousal Beneficiary under both Retirement Plan Spousal Benefits had not been the same, the guarantees would not roll over and combine under this Annuity.
OTHER IMPORTANT CONSIDERATIONS

∎
Withdrawals made while the IncomeFlex Select Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The IncomeFlex Select Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal.
If you surrender your Contract, you will receive the current Contract Value, not the Protected Income Base or Annual Guaranteed Withdrawal Amount
.

∎
The IncomeFlex Select Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. The IncomeFlex Select Benefit may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.

∎
We impose a charge for the IncomeFlex Select Benefit, which you will begin paying as soon as you buy the Contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.

∎
You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under the IncomeFlex Select Benefit. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).

∎
Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).

TERMINATION OF THE INCOMEFLEX SELECT BENEFIT AND WAITING PERIOD
You may terminate the IncomeFlex Select Benefit by surrendering your Contract. If you terminate the IncomeFlex Select Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.
The IncomeFlex Select Benefit terminates:
∎	upon your surrender of the Contract;

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∎	upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);
∎	upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a IncomeFlex Select Spousal Benefit; or
∎	upon your election to begin receiving Annuity Payments.
We cease imposing the charge for the IncomeFlex Select Benefit upon the effective date of the benefit termination for the events described above.
While you may terminate the IncomeFlex Select Benefit at any time, we may not terminate the benefit other than in the circumstances listed above.
Currently, if you terminate the IncomeFlex Select Benefit, you will not be permitted to re-elect or reinstate the benefit in this contract or in any other of our contracts.

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SECTION 4: HOW CAN I PURCHASE THE EMPOWER RETIREMENT SECURITY ANNUITY VIII?
PURCHASE PAYMENTS
The Purchase Payment is the amount of money you give us to purchase the Contract. Unless we agree otherwise and subject to our rules, the minimum Purchase Payment is $30,000. You must get our prior approval for any Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval.
Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity. In order for it to be used to fund an IRA, the Contract must be issued to a custodial account established as an IRA.
ALLOCATION OF PURCHASE PAYMENTS
When you purchase a Contract, we will allocate your Purchase Payment among the variable options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.
We will allocate your Purchase Payment to the Separate Account within two Business Days after we receive the Purchase Payment in Good Order at the Empower Care Center. If it is not received in Good Order, we may either return the Purchase Payment immediately, or retain it, generally for no more than two Business Days, but not to exceed five Business Days, while we try to reach you to obtain the necessary information. If we are unable to do so successfully, we will return the Purchase Payment to you within five Business Days. Once we obtain the required information, we will invest the Purchase Payment and issue the Contract within two Business Days. With respect to your Purchase Payment that is pending investment in the Separate Account, we may hold the amount temporarily in a suspense account, and may earn interest on such amount. You will not be credited with interest during that period.
At our discretion, we may give Purchase Payments (as well as transfers) received in Good Order by certain broker-dealers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Empower Care Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker-dealer.
CALCULATING CONTRACT VALUE
The value of your Contract will go up or down depending on the investment performance of the Variable Investment Options. To determine the value of your Contract, we use a unit of measure called an Accumulation Unit. An Accumulation Unit works like a share of a mutual fund.
Every day we determine the value of an Accumulation Unit for the Variable Investment Options. We do this by:
1)	Adding up the total amount of money allocated to a specific investment option;
2)	Subtracting from that amount, insurance charges and any other applicable charges such as for taxes; and
3)	Dividing this amount by the number of outstanding Accumulation Units.
When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then credit your Contract.
When you make a withdrawal to a Variable Investment Option, we debit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units debited to your Contract is determined by dividing the amount of the withdrawal allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then debit your Contract. The value of the Accumulation Units can increase, decrease, or remain the same from day to day.

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SECTION 5: WHAT ARE THE EXPENSES ASSOCIATED WITH THE EMPOWER RETIREMENT SECURITY ANNUITY VIII?
There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
CHARGES IN GENERAL
This section describes the types of charges you may pay while you own this Contract, including the current and maximum allowable charges under the Contract. The current charges may vary by plan, and can be changed. Although a particular current charge can increase or decrease, it can never exceed the maximum charge amount. Additionally, the Company is not prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.
BASE CONTRACT EXPENSE
We make a daily deduction for the charges associated with the Base Contract Expense. The Base Contract Expense is comprised of two parts: the IncomeFlex Select Benefit and the mortality and expense fee.
The mortality and expense fee covers our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.
The IncomeFlex Select Benefit charge compensates us for the risk associated with our promise to pay lifetime income benefits, under the conditions described in this prospectus, even if your Accumulation Unit Value is reduced to zero.
The charge for the optional IncomeFlex Select Spousal Benefit is in addition to the charge for the base IncomeFlex Select Benefit. We impose a current annual charge of 0.85% for the base IncomeFlex Select Benefit, which we have the right to increase up to 1.45%, but we have no current intention to do so. If you elect the optional IncomeFlex Select Spousal Benefit, then we impose an additional current annual charge of 0.50%, resulting in the current total annual charge of 1.35%. We have the right to increase the optional IncomeFlex Select Spousal Benefit charge up to 0.60%, but we have no current intention to do so. We will give you written notice before increasing these charges. Any increase in these IncomeFlex charges would apply only to Step-Up transactions after the effective date of the increase. Please see “Step-Up-Increase Of Annual Guaranteed Withdrawal Amount” in Section 3, “What Are The Benefits Available Under The Contract?”
If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contracts.

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TAXES ATTRIBUTABLE TO PREMIUM
There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and will not make a deduction from the value of the Contract to pay some or all of these taxes.
COMPANY TAXES
We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
UNDERLYING MUTUAL FUND FEES
When you rollover your account value in your group annuity contract to ERSA VIII and allocate that money to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. The current maximum operating expense of 0.60%% is the expense for the Fidelity Asset Manager
®
70% fund.
For certain funds, expenses may be reduced pursuant to expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.
For additional information about these fund fees, please consult the prospectuses for the funds.

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SECTION 6: HOW CAN I ACCESS MY MONEY?
You can access your money by:
∎	Making a withdrawal (either partial or complete); or
∎	Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)”
WITHDRAWALS DURING THE ACCUMULATION PHASE
When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the Empower Care Center. All withdrawals, including ones made after you have locked in your IncomeFlex Select Benefit reduce your Contract Value. For information on how withdrawals impact your IncomeFlex Select Benefit, please see Section 3, “What Are The Benefits Available Under The Contract?”
Participants may request withdrawal requests through Prudential’s website, www.prudential.com. In addition, Participants may make withdrawal requests toll-free at (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, excluding holidays and days on which the New York Stock Exchange or Empower is closed for business (including emergency closings).
Participants may also complete a paper form to provide to Empower when requesting a distribution or loan, should the plan allow. Participants can obtain the paper form by calling (877) 778-2100. Participants can then send the completed form to the following address or fax it to (866) 439-8602: 30 Scranton Office Park, Scranton, PA 18507. All requests will be processed on the Business Day they are received in Good Order.
Unless you specify otherwise, in writing, any partial withdrawal will be made proportionately from all of the Variable Investment Options you have selected. The minimum amount that may be withdrawn is $250 or, if less the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.
Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
AUTOMATED WITHDRAWALS
We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will price your withdrawals received in Good Order at the end of the Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.
Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VIII?”
SUSPENSION OF PAYMENTS OR TRANSFERS
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:
∎	The New York Stock Exchange is closed (other than customary weekend and holiday closings);
∎	Trading on the New York Stock Exchange is restricted;
∎	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the Accumulation Units; or
∎	The SEC, by order, permits suspension or postponement of payments for the protection of Owners.

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SECTION 7: WHAT INVESTMENT OPTIONS CAN I CHOOSE?
The Contract gives you the choice of allocating your Purchase Payments to any of the Variable Investment Options. The Variable Investment Options invest in selected portfolios of the Vanguard LifeStrategy
®
Funds and the Fidelity Advisor Asset Manager
®
Funds, which may sell shares to both variable annuity and variable life insurance separate accounts of different insurance companies, which could create the kinds of conflicts that are described in more detail in the current prospectuses for the underlying mutual funds. The current prospectuses for the portfolios available in your Contract also contain important information about each of the underlying mutual funds in which your Variable Investment Options invest. There are deductions from and expenses paid out of the assets of the portfolios that are described in the prospectuses for these portfolios.
The Variable Investment Options that you select, among those that are permitted, are your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Variable Investment Options.
The Contract includes the following funds as Variable Investment Options: Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund, Fidelity Asset Manager
®
30%, Fidelity Asset Manager
®
50%, and Fidelity Asset Manager
®
70%.
When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectuses please call (877) 778-2100 or write us at Empower Care Center, 30 Scranton Office Park, Scranton, PA 18507.
VARIABLE INVESTMENT OPTIONS
Each Variable Investment Option is a Sub-account that invests exclusively in a single portfolio. Please refer to “Appendix A: Portfolios Available Under The Contract” later in this prospectus for certain information regarding each portfolio, including (i) its name, (ii) its type (e.g. money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses and (v) performance. There is no guarantee that any portfolio will meet its investment objective. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. The prospectuses for the portfolios can be requested by writing us at Empower Care Center, 30 Scranton Office Park, Scranton, PA 18507. You can also request this information at no cost by calling (877) 778-2100.
Empower receives fees and payments from the portfolios. Empower has selected the portfolios for inclusion as investment options under this Contract in Empower’s role as the issuer of this Contract. Empower does not provide investment advice or recommend any particular portfolio.
A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.
PAYMENTS MADE TO EMPOWER
Respecting this Contract, Empower has entered into an agreement with the underlying portfolios, and/or the investment advisers to the underlying portfolios, to provide administrative and support services to the portfolios. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as Sub-accounts. We may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio’s investment adviser. The existence of these payments tends to increase the overall cost of investing in the underlying portfolios. Through your indirect investment in the underlying portfolios, you indirectly bear the costs of these fees (see underlying funds’ prospectuses for more information).
As noted previously in the Annual Portfolio Company Expenses table, we also receive Rule 12b-1 fees from some underlying portfolios which compensate, Prudential Investment Management Services LLC, for distribution and

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administrative services (including record keeping services and the mailing of prospectuses and reports to Contract Owners invested in the underlying portfolios). These fees are paid by the underlying portfolio out of each underlying portfolio’s assets and are therefore borne by Contract Owners.
In addition, the investment adviser, sub-adviser or distributor of the underlying portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.
TRANSFERS AMONG OPTIONS
Subject to certain restrictions, you can transfer money among the Variable Investment Options. All transfers are subject to the terms and conditions set forth in this prospectus and the prospectus for each underlying portfolio. A transfer of money among the Variable Investment Options is not considered an additional Purchase Payment. The minimum transfer amount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers.
In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the Empower Care Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the Business Day on which it was received in Good Order by us, or by certain entities that we have specifically designated. Good Order includes receipt of all necessary information to ensure the transfer is permitted under and in compliance with the applicable retirement arrangement. Transfer requests that are not in Good Order will be valued on the Business Day that Good Order is determined. Transfer requests received after the close of the Business Day will take effect at the end of the next Business Day.
.
REDEMPTION FEES AND ABUSIVE TRADING PRACTICES
The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 90-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by “market timing” or “excessive trading”, we monitor transactions in an effort to identify such trading practices. Further, we have agreed with the managers of the underlying portfolios to implement their specific Frequent Trading Policy as described in their fund prospectus documents. In doing so, we reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

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In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
∎	Warning . Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you.
∎
Restriction
. A second incidence of activity meeting the market timing criteria within a six month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, Empower will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is three months, and may be extended incrementally (three months) if the behavior recurs during the six month period immediately following the initial restriction.

∎
Action by an Underlying Fund
. The prospectus for the portfolio describes any such policies and procedures. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios. Please refer to each underlying portfolio’s fund prospectus for more information on their market timing and excessive trading policies.

A portfolio also may assess a short-term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
SCHEDULED TRANSACTIONS
Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day.
VOTING RIGHTS
As stated above, all of the assets held in the Sub-accounts of the Separate Account are invested in shares of the corresponding portfolios. Empower is the legal owner of those shares. As such, Empower has the right to vote on any matter voted on at any shareholders meetings of the portfolios. However, as required by law, Empower votes the shares of the portfolios at any regular and special shareholders meetings the portfolios are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the person for whom the IRA was established.

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The funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by Empower, are voted in the same proportion as shares in the respective portfolio for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Empower to vote shares of the portfolios in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the portfolios. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolios will vote separately on the matter, as required by applicable securities laws.
The number of portfolio shares for which an investor may give instructions is determined by dividing the portion of the value of the Separate Account derived from participation in a Sub-account, by the value of one share in the corresponding portfolio of the applicable fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Empower may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the funds’ portfolios, or to approve or disapprove an investment advisory contract for a portfolio. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.
SUBSTITUTION
We may substitute one or more of the underlying mutual funds used by the Variable Investment Options. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to those of the applicable existing portfolios. You will be given specific notice in advance of any substitution we intend to make. We may also cease to allow investments in existing funds.
REPORTS TO YOU
We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Sub-accounts of the PRIAC Variable Contract Account A. We will also send annual and semi-annual reports for the applicable underlying portfolios.

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SECTION 8: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE? (ANNUITIZATION)
PAYMENT PROVISIONS
If you so choose, you may annuitize some or all of your Contract Value and can begin taking Annuity Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Options ends on the Annuity Date. Generally, once the Annuity Payments begin, the Annuity Option cannot be changed and you cannot make withdrawals or surrender the Contract. We reserve the right to change the following annuity options in the future.
IN ADDITION TO THE ANNUITY OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE INCOMEFLEX SELECT BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE INCOMEFLEX SELECT BENEFIT, WHICH IS NOT AN ANNUITY OPTION. PLEASE SEE SECTION 3, “WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?” OF THIS PROSPECTUS FOR ADDITIONAL INFORMATION ABOUT THE INCOMEFLEX SELECT BENEFIT.
Option 1: Annuity Payments For A Period Certain
Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if You choose, quarterly, semiannually, or annually, for the period certain. If the Annuitant dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.
Option 2: Life Income Annuity Option With 10 Years Period Certain
Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Annuitant dies before we have made 10 years’ worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.
Other Annuity Options
We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.
TAX CONSIDERATIONS
Your Contract will be held in a custodial account established as an IRA eligible for favorable tax treatment under the Code. Therefore, you should consider the required minimum distribution provisions of the Code when selecting your Annuity Option.
HOW WE DETERMINE ANNUITY PAYMENTS
Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). Certain assumptions are common to both period certain and life annuities. In each type, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.

40

Assumptions that we use for period certain and life annuities differ, as detailed in the following overview:
Period Certain Annuities
Generally speaking, in determining the amount of each Annuity Payment under a period certain annuity, we start with the Contract Value and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.
Life Annuities
More variables affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.
Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit:
∎	2% Interest
∎	8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
∎	1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth
In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

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SECTION 9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE EMPOWER RETIREMENT SECURITY ANNUITY VIII?
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans.
This Contract will be purchased by a custodial IRA, which can hold other permissible assets other than the Contract. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian.
CONTRACTS HELD BY TAX FAVORED PLANS
The following discussion covers annuity contracts held under tax favored Retirement Plans.
Currently, the Contract will be purchased for use in connection with IRAs, which are subject to Section 408(a) and 408A of the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA or Roth IRA, the Contract must be issued to a custodial account established as an IRA or Roth IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.
You should be aware that tax favored plans such as IRAs generally provide Tax Deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional Tax Deferral benefits.
IRAs
. When you purchase this Contract for use in an IRA, we will provide you with a copy of the prospectus and Contract. If the IRA is being established at the same time you purchase the Contract, an “IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” of seven days following receipt of the IRA Disclosure Statement to cancel the IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or ‘Free Look’” in Section 1, “What Is The Empower Retirement Security Annuity VIII?” Please note this does not apply if you are not establishing an IRA at the same time you purchase the Contract.
Contribution Limits/Rollovers
. Because of the way the Contract is designed, you may only purchase a Contract for an IRA in connection with a “rollover” of amounts from a qualified Retirement Plan (see cover page of prospectus). You must make a minimum initial payment of $30,000 to purchase a Contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2023 the limit is $6,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. Under this Contract, no additional contributions are permitted.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored Retirement Plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default. Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.

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Non-spouse beneficiaries can also roll over distributions from a tax favored Retirement Plan into an inherited IRA. Currently this Contract is not available to fund inherited IRAs. An individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.
Late Rollover Self-Certification
. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60 day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60 day deadline.
Distributions
. Usually, the full amount of any distribution from an IRA (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
∎	A 10% early withdrawal additional tax;
∎	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
∎	Failure to take a minimum distribution.
Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs, which is the responsibility of the Owner.
REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION
When you hold the Contract under an IRA (or other tax favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain age 72 after such date) and must be made for each year thereafter. The amount of the payment from the IRA must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.
To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of the IncomeFlex Select Benefit.
You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. Similarly, if the IRA that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.
CHARITABLE IRA DISTRIBUTIONS
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A one-time election of up to $50,000 for qualified charitable distributions to certain split-interest entities is also permitted. These amounts will be indexed for inflation for taxable years beginning after 2023. A qualified charitable distribution is a distribution that is made

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(1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70
1
⁄
2
. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70
1
⁄
2
; over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For an employee, IRA owner, or beneficiary who died prior to January 1, 2020, please consult your tax adviser regarding the applicable post-death distribution requirements.
The information provided below applies to an employee, IRA owner, or beneficiary who died after January 1, 2020. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
∎
Death before your required beginning date
. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within one year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.

∎
Deaths on or after your required beginning date
. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.

∎
Annuity payments
. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Empower) in order to comply with the post-death distribution requirements.

∎
Other rules
. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the above requirements generally do not apply to

44

an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax adviser about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly, rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

∎
Spousal continuation
. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA, subject to the new rules under the regulations.

The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements in the future. We reserve the right to make changes in order to comply with the proposed regulations, or once final regulations are published. . Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
ADDITIONAL TAX FOR EARLY DISTRIBUTIONS
You may owe a 10% additional tax on the taxable part of distributions received from an IRA.
Amounts are not subject to this additional tax if:
∎	the amount is paid on or after you reach age 59 1 ⁄ 2 or die;
∎	generally the amount received is attributable to your becoming disabled; or
∎
the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59
1
⁄
2
or five years. Modification of payments or additional contributions to the Annuity during that time period will generally result in retroactive application of the 10% additional tax).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

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WITHHOLDING
Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
∎	For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules.
∎	For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien) and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES ACT IMPACTS
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans, including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.
Repayments of Coronavirus Related Distributions
: Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions. The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
ERISA DISCLOSURE/REQUIREMENTS
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VIII?” Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax adviser if you have any additional questions.

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ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Internal Revenue Service Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.

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SECTION 10: OTHER INFORMATION
SALE AND DISTRIBUTION OF THE CONTRACT
Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.
PIMS’s principal business address is 655 Broad Street, 19th Floor, Newark, New Jersey 07102. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA).
The Contract is offered on a continuous basis. PIMS may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.
Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.
We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.
In addition, in an effort to promote the sale of our products (which may include the placement of Empower, affiliates of Empower and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the SAI which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Empower business units.

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FINANCIAL STATEMENTS
The financial statements of the Company and the Separate Account are included in the SAI. For a free copy of the SAI, contact the Empower Care Center by calling (877) 778-2100, or writing to Empower Care Center, 30 Scranton Office Park, Scranton, PA 18507.
LEGAL PROCEEDINGS
Empower is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Empower and proceedings generally applicable to business practices in the industry in which we operate. Empower may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Empower may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Empower, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Empower’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Empower’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Empower’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Empower’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Empower’s financial position.
Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PIMS to perform its contract with the Separate Account; or Empower’s ability to meet its obligations under the Contracts.
ASSIGNMENT
This Contract must be used to fund an IRA, and therefore you generally may not assign the Contract during your lifetime. In all cases, the Contracts cannot be assigned without our written consent.
ADDITIONAL INFORMATION
Empower has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.
The SAI is available from Empower without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
HOW TO CONTACT US
You can contact the Empower Care Center by:

∎
calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

49

∎
writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

∎	accessing information via internet website at www.prudential.com.
You can obtain account information by calling our automated response system and at www.prudential.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claim, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Empower does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. Empower reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

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APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT
The following is a list of portfolios available under the Contract. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. The prospectuses for the portfolios can be requested by writing us at Empower Care Center, 30 Scranton Office Park, Scranton, PA 18507. You can also request this information at no cost by calling (877) 778-2100.
The current expenses and performance information below reflects fee and expenses of the portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.

INVESTMENT OBJECTIVE	PORTFOLIO NAME AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEARS	10 YEARS (or since inception)
Seeks a high level of current income by allocating its assets among stocks, bonds, short-term instruments and other investments. The fund also considers the potential for capital appreciation.	Fidelity Advisor Asset Manager ® 30% - Class Z Advisers : Fidelity Management & Research Company LLC (FMR) Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan)	0.50%	12.28%	2.75%	—

Seeks high total return with reduced risk over the long term by allocating its assets among stock, bonds, and short-term instruments.	Fidelity Advisor Asset Manager ® 50% - Class Z Advisers : Fidelity Management & Research Company LLC (FMR) Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan)	0.55%	14.93%	3.80%	—

Seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.	Fidelity Advisor Asset Manager ® 70% - Class Z Advisers : Fidelity Management & Research Company LLC (FMR) Sub-Advisers : FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan)	0.60%	16.79%	4.70%	—

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INVESTMENT OBJECTIVE	PORTFOLIO NAME AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEARS	10 YEARS (or since inception)
Seeks to provide current income and low to moderate capital appreciation.	Vanguard LifeStrategy Conservative Growth Fund – Investor Shares Advisers : The Vanguard Group, Inc. Sub-Advisers: N/A	0.12%	-14.99%	2.45%	4.44%

Seeks to provide capital appreciation and a low to moderate level of current income.	Vanguard LifeStrategy Moderate Growth Fund – Investor Shares Advisers : The Vanguard Group, Inc. Sub-Advisers: N/A	0.13%	-16.00%	3.58%	6.05%

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Empower Care Center
30 Scranton Office Park
Scranton, PA 18507
This prospectus describes the important features of the Contract and provides information about Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”) and the PRIAC Variable Contract Account A (the “Separate Account”). We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about the Contract, Empower and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Contract, or to make other investor inquiries, please call (877) 778-2100. We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov
Ed. 12-2023
EDGAR CONTRACT IDENTIFIER: C000247030

Empower Retirement Security Annuity

Empower Retirement Security Annuity VIII

Statement Of Additional Information: December 15, 2023

The Empower Retirement Security Annuity (formerly named Prudential Retirement Security Annuity) and the Empower Retirement Security Annuity VIII (the “Contracts”) are flexible premium deferred annuities (the “Annuity” or “Contract”) offered by Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”), a stock life insurance company that is a wholly-owned subsidiary of Empower Annuity Insurance Company of America. The Contracts are funded through the PRIAC Variable Contract Account A (the “Separate Account”).

This Statement of Additional Information (“SAI”) is not a prospectus. The prospectuses for the Contracts contain information that you should consider before investing. To obtain copies of the prospectuses, without charge, you can write to the Empower Care Center, 30 Scranton Office Park, Scranton, PA 18507, or contact us by telephone at (877) 778-2100. We do not incorporate by reference any information into this SAI. Capitalized terms used in the SAI that are not otherwise defined shall have the meanings given in the prospectuses for the Contracts.

FOR FURTHER INFORMATION CALL 1-877-778-2100 OR VISIT: WWW.PRUDENTIAL.COM

Empower Retirement Security Annuity Prospectus Dated: May 1, 2023

Empower Retirement Security Annuity VIII Prospectus Dated: December 15, 2023

Statement of Additional Information Dated: December 15, 2023

Table of Contents

3	Company

3	PRIAC Variable Contract Account A

3	Principal Underwriter

4	Payments Made To Promote Sale Of Our Products

4	Other Service Providers

5	Determination Of Accumulation Unit Values

5	Misstatement of Age - Annuity Payments

5	Misstatements And Corrections Affecting The IncomeFlex Select Benefit

5	Cyber Security And Business Continuity Risks

6	Federal Tax Status

7	Financial Statements

A-1	Separate Account Financial Information

B-6	Company Financial Information

Empower Annuity Insurance Company	Empower Care Center
280 Trumbull Street	30 Scranton Office Park
Hartford, CT 06103	Scranton, PA 18507
Telephone: (860) 534-2000	Telephone: (877) 778-2100

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COMPANY

Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”) is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts.

The Company was formerly known as the Prudential Retirement Insurance and Annuity Company (“PRIAC”). Until April 1, 2022, PRIAC was a subsidiary of Prudential Financial, Inc. (“PFI”).

On July 21, 2021, Great-West Life & Annuity Insurance Company (“Great-West”) and PFI announced a strategic transaction whereby, among other things, Great-West would acquire all of the outstanding shares of PRIAC (the “Transaction”). The Transaction closed April 1, 2022. Upon the closing of the Transaction, PRIAC, previously a subsidiary of PFI, became a subsidiary of Great-West.

On or about October 1, 2022: (1) Great-West changed its name to Empower Annuity Insurance Company of America; and (2) PRIAC changed its name to Empower Annuity Insurance Company in its domicile state. The name change from PRIAC to Empower Annuity Insurance Company is not yet approved in all fifty states.

No related company has any legal responsibility to pay amounts that Empower may owe under the Contract. Among other things, this means if you begin taking Annual Guaranteed Withdrawal Amount payments under the IncomeFlex Select Benefit and the value of that benefit exceeds your current Contract Value, you would rely solely on the ability of Empower Annuity Insurance Company to make payments under that benefit out of its own assets.

PRIAC VARIABLE CONTRACT ACCOUNT A

PRIAC Variable Contract Account A, also referred to as the “Separate Account,” was established by us under Connecticut Insurance Law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Separate Account holds the assets that are associated with certain variable annuity contracts we offer.

The assets of the Separate Account are held in the name of Empower and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of Empower. Empower segregates the Separate Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Empower conducts. However, all obligations under the Contracts are Empower’s general corporate obligations.

PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of PFI, offers the Contracts on a continuous basis through corporate office and regional home office associated persons in those states in which the Contracts may be lawfully sold. PIMS may also offer the Contracts through licensed insurance brokers and agents, provided that clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

During 2022, 2021, and 2020, no payments were made to PIMS for its services as principal underwriter.

PIMS may pay commissions to broker-dealers that sell the Contracts according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

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The Empower Retirement Security Annuity is open to new sales. However, effective June 2, 2014, the Contract was closed to all additional or subsequent Purchase Payments.

The Empower Retirement Security Annuity VIII is only available to participants who actively participated in the IncomeFlex Select group annuity contract of a certain Retirement Plan who want to transfer or “roll over” their group annuity IncomeFlex Select account value to the IRA version of that Retirement Plan’s group annuity contract, Empower Retirement Security Annuity VIII. That Retirement Plan will notify eligible participants of the window in which this transfer may be made. This window is determined by the Retirement Plan rules as well as federal tax laws. Once that window is closed, that Plan’s participants may not roll over into this product any longer.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Empower or PIMS on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PIMS also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS may pay which are broadly defined as follows:

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Percentage Payments based upon “Assets Under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Empower products that were sold through the firm (or its affiliated broker-dealers).

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Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Empower annuity products sold through the firm (or its affiliated broker-dealers).

∎

Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

OTHER SERVICE PROVIDERS

We generally conduct our operations through staff employed by us or entities we have contracted with as service providers. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the Separate Account, with respect to the Contract, consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi-annual and annual reports, supplements and prospectuses) located at 1905 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 215 County Avenue, Secaucus, NJ 07094; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 9th Floor 2Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center

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Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines and ExlService South Africa (PTY) Ltd. located at 12th Floor, Portside Building, Bree Street, Cape Town, South Africa 8001; State Street Bank – Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; and Tata Consultancy Services Ltd. (administrative processing) located at TRIL IT4 -Malad-STP, Infinity IT Park, Gen. A. K. Vaidya Marg, Dindoshi, Malad -East, Mumbai -400097 India.

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each Accumulation Unit is computed as of the end of each Business Day. On any given Business Day the value of an Accumulation Unit in each Sub-account will be determined by multiplying the value of an Accumulation Unit of that Sub-account for the preceding Business Day by the unit change factor for that Sub-account for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value (“NAV”) for fund shares by the NAV for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all Base Contract Expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of the fund held by that Sub-account by the NAV of each share, and adding the value of the dividends declared by the fund but not yet paid.

MISSTATEMENT OF AGE - ANNUITY PAYMENTS

If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

MISSTATEMENTS AND CORRECTIONS AFFECTING THE INCOMEFLEX SELECT BENEFIT

If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the IncomeFlex Select Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.

CYBER SECURITY AND BUSINESS CONTINUITY RISKS

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and

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military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the NAV with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

FEDERAL TAX STATUS

Other Tax Rules

1. Diversification

The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.

2. Investor Control

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

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3. Entity Owners

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.

4. Generation-Skipping Transfers

If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1⁄2 years younger than you, there may be generation-skipping transfer tax consequences.

FINANCIAL STATEMENTS

The financial statements for the Company should be distinguished from the financial statements of the Separate Account, both of which are included herein, and should be considered only as a bearing upon the ability of the Company to meet its obligations under the Contract.

The statutory financial statements of Empower Annuity Insurance Company (formerly known as Prudential Retirement Insurance and Annuity Company) as of December 31, 2021 and 2020 and for each of the two years in the period ended December 31, 2021 and the financial statements of each of the Sub-accounts of PRIAC Variable Contract Account A for the period ended December 31, 2021 included in this SAI have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is 300 Madison Avenue, New York, NY 10017-6204.

Independent Registered Public Accounting Firm

The financial statements and financial highlights for the year ended December 31, 2022 of each of the Sub-accounts of PRIAC Variable Contract Account A of Empower Annuity Insurance Company (formerly known as Prudential Retirement Insurance and Annuity Company) have been included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the PRIAC Variable Contract Account A’s independent registered public accounting firm.

Independent Auditor

The statutory-basis financial statements for the year and period ended December 31, 2022 of Empower Annuity Insurance Company (formerly known as Prudential Retirement Insurance and Annuity Company), included in this Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Empower Annuity Insurance Company of America and the Contract Owners of PRIAC Variable Contract Account A

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in Appendix A of PRIAC Variable Contract Account A (the “Separate Account”) as of December 31, 2022, the related statements of operations and changes in net assets for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting the Separate Account as of December 31, 2022, and the results of their operations and the changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended December 31, 2021 and financial highlights for each of the years in the four-year period ended December 31, 2021 were audited by other auditors, whose report, dated April 13, 2022, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with mutual fund companies; when replies were not received from mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

April 27, 2023

We have served as the auditor of one or more Empower Annuity Insurance Company of America separate accounts since 1981.

Appendix A – List of Subaccounts of PRIAC Variable Contract Account A

AST Capital Growth Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
PGIM Balanced Fund (Class Z)
Vanguard Balanced Index Fund (Institutional Shares)
PGIM 60/40 Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Empower Annuity Insurance Company and

the Contract Owners of PRIAC Variable Contract Account A

Opinions on the Financial Statements

We have audited the accompanying statements of changes in net assets of each of the subaccounts of PRIAC Variable Contract Account A indicated in the table below for the year ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the changes in net assets of each of the subaccounts of PRIAC Variable Contract Account A for the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

AST Capital Growth Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
AST Balanced Asset Allocation Portfolio	Vanguard Balanced Index Fund (Institutional Shares)
AST Preservation Asset Allocation Portfolio	PGIM 60/40 Allocation Fund (Class R6)

Basis for Opinions

These financial statements are the responsibility of Empower Annuity Insurance Company (formerly known as Prudential Retirement Insurance and Annuity Company) management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of PRIAC Variable Contract Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of PRIAC Variable Contract Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 13, 2022

We have served as the auditor of one or more of the subaccounts of PRIAC Variable Contract Account A since 2006.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, www.pwc.com/us

FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF NET ASSETS

December 31, 2022

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)

ASSETS
Investment in the portfolios, at fair value	$13,590,361	$15,750,008	$7,616,807	$24,987,681	$186,400,162	$83,610,675
Due from (due to) the Company	4	3	8	71	(4)	265

Net Assets	13,590,365	15,750,011	7,616,815	24,987,752	186,400,158	83,610,940

NET ASSETS, representing:
Equity of Participants	$13,590,365	$15,750,011	$7,616,815	$24,987,752	$186,400,158	$83,610,940
Equity of the Company	-	-	-	-	-	-

	$13,590,365	$15,750,011	$7,616,815	$24,987,752	$186,400,158	$83,610,940

Units outstanding	742,434	918,220	511,369	1,072,245	12,067,307	6,628,508

Portfolio shares held	566,501	728,156	431,303	1,712,658	4,699,954	7,947,783
Portfolio net asset value per share	$23.99	$21.63	$17.66	$14.59	$39.66	$10.52
Investment in portfolio shares, at cost	$8,548,608	$8,494,633	$5,329,728	$24,411,699	$185,413,225	$91,195,214

STATEMENTS OF OPERATIONS

For the year ended December 31, 2022	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)

	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022

INVESTMENT INCOME
Dividend income	$-	$-	$-	$498,084	$3,583,139	$2,191,863

EXPENSES
Charges for mortality and expense risk, and for administration	101,085	168,542	83,613	270,181	2,290,396	841,284

NET INVESTMENT INCOME (LOSS)	(101,085)	(168,542)	(83,613)	227,903	1,292,743	1,350,579

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	-	-	1,661,628	2,557,571
Net realized gain (loss) on shares redeemed	(3,948)	(58,104)	(48,767)	(460,940)	(1,262,349)	(1,120,098)
Net change in unrealized appreciation (depreciation) on investments	(1,538,573)	(2,693,065)	(1,388,480)	(4,593,412)	(41,757,093)	(17,862,266)

NET GAIN (LOSS) ON INVESTMENTS	(1,542,521)	(2,751,169)	(1,437,247)	(5,054,352)	(41,357,814)	(16,424,793)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,643,606)	$(2,919,711)	$(1,520,860)	$(4,826,449)	$(40,065,071)	$(15,074,214)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2022

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)

	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022

OPERATIONS
Net investment income (loss)	$(101,085)	$(168,542)	$(83,613)	$227,903	$1,292,743	$1,350,579
Capital gains distributions received	-	-	-	-	1,661,628	2,557,571
Net realized gain (loss) on shares redeemed	(3,948)	(58,104)	(48,767)	(460,940)	(1,262,349)	(1,120,098)
Net change in unrealized appreciation (depreciation) on investments	(1,538,573)	(2,693,065)	(1,388,480)	(4,593,412)	(41,757,093)	(17,862,266)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,643,606)	(2,919,711)	(1,520,860)	(4,826,449)	(40,065,071)	(15,074,214)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,619,695	3,232,186	403,497	4,512,458	23,854,396	18,968,767
Participant loans	-	-	-	(80,303)	(160,150)	(27,539)
Participant repayments and interest	-	-	-	60,243	503,847	64,065
Surrenders, withdrawals and death benefits	(304,360)	(1,016,935)	(831,354)	(3,344,931)	(24,978,990)	(7,733,309)
Net transfers between other subaccounts or fixed rate option	-	-	-	(16)	-	(90)
Other charges	-	(50)	(25)	(19,188)	(9,550)	(2,793)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,315,335	2,215,201	(427,882)	1,128,263	(790,447)	11,269,101

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,671,729	(704,510)	(1,948,742)	(3,698,186)	(40,855,518)	(3,805,113)

NET ASSETS
Beginning of year	9,918,636	16,454,521	9,565,557	28,685,938	227,255,676	87,416,053

End of year	$13,590,365	$15,750,011	$7,616,815	$24,987,752	$186,400,158	$83,610,940

Beginning units	446,085	794,112	536,292	1,020,288	12,042,588	5,789,598
Units issued	321,270	190,648	26,746	195,729	1,589,083	1,411,754
Units redeemed	(24,921)	(66,540)	(51,669)	(143,772)	(1,564,364)	(572,844)

Ending units	742,434	918,220	511,369	1,072,245	12,067,307	6,628,508

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2021

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)

	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

OPERATIONS
Net investment income (loss)	$(95,565)	$(175,430)	$(98,847)	$154,447	$643,866	$4,469,269
Capital gains distributions received	-	-	-	2,708,821	4,031,346	361,549
Net realized gain (loss) on shares redeemed	31,840	104,536	14,709	184,372	624,143	48,062
Net change in unrealized appreciation (depreciation) on investments	1,435,127	1,864,113	560,361	319,582	20,950,402	4,861,732

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,371,402	1,793,219	476,223	3,367,222	26,249,757	9,740,612

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	635,579	2,380,854	1,684,830	3,386,296	187,559,193	36,351,568
Participant loans	-	-	-	(47,052)	(140,383)	(12,960)
Participant repayments and interest	-	-	-	44,663	474,723	62,859
Surrenders, withdrawals and death benefits	(524,100)	(1,815,433)	(413,203)	(2,945,397)	(38,743,041)	(7,602,370)
Net transfers between other subaccounts or fixed rate option	213,938	213,936	220,420	-	-	-
Other charges	(25)	(3)	(72)	(15,203)	(7,556)	(1,950)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	325,392	779,354	1,491,975	423,307	149,142,936	28,797,147

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	(1,354)	(4,622)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,696,794	2,572,573	1,968,198	3,790,529	175,391,339	38,533,137

NET ASSETS
Beginning of year	8,221,842	13,881,948	7,597,359	24,895,409	51,864,337	48,882,916

End of year	$9,918,636	$16,454,521	$9,565,557	$28,685,938	$227,255,676	$87,416,053

Beginning units	428,114	747,588	448,032	998,606	2,496,350	3,732,507
Units issued	57,180	204,222	111,913	136,328	11,528,678	2,599,144
Units redeemed	(39,209)	(157,698)	(23,653)	(114,646)	(1,982,440)	(542,053)

Ending units	446,085	794,112	536,292	1,020,288	12,042,588	5,789,598

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

December 31, 2022

Note 1: General

PRIAC Variable Contract Account A (the “Account”) was established under the laws of the State of Connecticut on October 6, 2006 as a separate investment account of the Empower Annuity Insurance Company (“EAIC”) (formerly known as Prudential Retirement Insurance and Annuity Company). EAIC is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (the “Company”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of EAIC. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business EAIC may conduct.

Prudential Retirement Security Annuity (“PRSA”)

Prudential Retirement Security Annuity II (“PRSA II”)

Prudential Retirement Security Annuity Ill (“PRSA Ill”)

Prudential Retirement Security Annuity IV (“PRSA IV”)

Prudential Retirement Security Annuity VI (“PRSA VI”)

Prudential Retirement Security Annuity VII (“PRSA VII”)

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with contracts sold to retirement arrangements that qualify for federal tax benefits under Sections 401 (a), 403(b), 408(a), 408A or 457 of the Internal Revenue Code of 1986, as amended. The contracts may be individual annuity contracts or group annuity contracts issued to plan sponsors (individually, a “contract owner” and collectively, the “contract owners”), who make contributions under them on behalf of their participants, or group or individual annuity contracts funding custodial accounts established as individual retirement accounts. Contract owners may also make contributions to their retirement account.

The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either the Advanced Series Trust, the PGIM Balanced Fund, the Vanguard Balanced Index Fund, or the PGIM 60/40 Allocation Fund (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

AST Capital Growth Asset Allocation Portfolio

AST Balanced Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

PGIM Balanced Fund (Class Z)

Vanguard Balanced Index Fund (Institutional Shares)

PGIM 60/40 Allocation Fund (Class R6)

There were no mergers during the period ended December 31, 2022.

The Advanced Series Trust is an open-end management investment company, and each portfolio of the Advanced Series Trust is managed by affiliates of Prudential. The PGIM

Note 1: General (continued)

Balanced Fund and the PGIM 60/40 Allocation Fund are diversified open-end balanced mutual funds managed by PGIM Investments LLC (“PGIM Investments”). The Vanguard Balanced Index Fund is an open-end management investment company advised by the Vanguard Group, Inc.

Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. Generally, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits.

On April 1, 2022, Prudential Financial completed the sale of its Full Service Retirement business to Great-West Life & Annuity Insurance Company, now known as Empower Annuity Insurance Company of America (EAICA) by ceding of certain insurance policies through reinsurance which includes the Account and contracts. The reinsurance agreement does not extinguish Prudential Financial’s obligations to the contractholders, and Prudential Financial continues to be responsible for all contract terms and conditions of the contracts. On April 1, 2022, in connection with the reinsurance agreement, Prudential and EAICA also entered into an Administrative Services Agreement whereby EAICA administers and services the contracts.

Note 2: Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3: Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2022, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 1.

Note 4: Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2022 were as shown below.

	Purchases	Sales
AST Capital Growth Asset Allocation Portfolio	$5,603,017	$388,766
AST Balanced Asset Allocation Portfolio	3,224,061	1,177,402
AST Preservation Asset Allocation Portfolio	451,173	962,668
PGIM Balanced Fund (Class Z)	4,166,463	3,308,367
Vanguard Balanced Index Fund (Institutional Shares)	20,391,569	23,472,411
PGIM 60/40 Allocation Fund (Class R6)	19,273,112	8,845,204

Note 6: Financial Highlights

EAIC sells a number of retirement products that are funded through the Account. The contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by EAIC and funded through the Account. Only contract designs within the Account that had contract owner units outstanding during the respective periods were considered when determining the ranges, which exclude EAIC’s position in the Account. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available options offered by EAIC.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return Ratio*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2022	742	$18.00	to	$18.33	$13,590	0.00%	0.95%	to	1.45%	-18.10%	to	-17.69%
December 31, 2021	446	$21.98	to	$22.27	$9,919	0.00%	0.95%	to	1.45%	15.29%	to	15.87%
December 31, 2020	428	$19.06	to	$19.22	$8,222	0.00%	0.95%	to	1.45%	11.79%	to	12.35%
December 31, 2019	375	$16.00	to	$17.11	$6,418	0.00%	0.95%	to	1.95%	7.44%	to	20.49%
December 31, 2018	529	$13.35	to	$14.15	$7,445	0.00%	1.45%	to	1.95%	-8.04%	to	-7.57%

	AST Balanced Asset Allocation Portfolio
December 31, 2022	918	$16.94	to	$17.25	$15,750	0.00%	0.95%	to	1.45%	-17.46%	to	-17.05%
December 31, 2021	794	$20.52	to	$20.80	$16,455	0.00%	0.95%	to	1.45%	11.22%	to	11.78%
December 31, 2020	748	$18.45	to	$18.61	$13,882	0.00%	0.95%	to	1.45%	10.16%	to	10.71%
December 31, 2019	807	$15.72	to	$16.81	$13,550	0.00%	0.95%	to	1.95%	6.82%	to	17.70%
December 31, 2018	846	$13.42	to	$14.23	$11,937	0.00%	1.45%	to	1.95%	-6.78%	to	-6.31%

	AST Preservation Asset Allocation Portfolio
December 31, 2022	511	$14.67	to	$14.95	$7,617	0.00%	0.95%	to	1.45%	-16.83%	to	-16.42%
December 31, 2021	536	$17.64	to	$17.88	$9,566	0.00%	0.95%	to	1.45%	4.71%	to	5.24%
December 31, 2020	448	$16.85	to	$16.99	$7,597	0.00%	0.95%	to	1.45%	7.51%	to	8.05%
December 31, 2019	380	$14.71	to	$15.73	$5,968	0.00%	0.95%	to	1.95%	5.73%	to	13.09%
December 31, 2018	343	$13.07	to	$13.86	$4,725	0.00%	1.45%	to	1.95%	-4.73%	to	-4.25%

	PGIM Balanced Fund (Class Z)
December 31, 2022	1,072	$21.91	to	$24.53	$24,988	1.96%	1.00%	to	1.15%	-17.01%	to	-16.89%
December 31, 2021	1,020	$26.41	to	$29.51	$28,686	1.63%	1.00%	to	1.15%	13.40%	to	13.57%
December 31, 2020	999	$23.29	to	$25.99	$24,895	1.60%	1.00%	to	1.15%	7.87%	to	8.03%
December 31, 2019	969	$19.34	to	$24.05	$22,531	1.19%	1.00%	to	1.65%	7.23%	to	18.25%
December 31, 2018	1,614	$17.45	to	$18.26	$28,795	1.64%	1.15%	to	1.65%	-6.75%	to	-6.28%

	Vanguard Balanced Index Fund (Institutional Shares)
December 31, 2022	12,067	$14.59	to	$19.26	$186,400	1.81%	1.15%	to	1.20%	-17.86%	to	-17.81%
December 31, 2021	12,043	$17.75	to	$23.44	$227,256	1.46%	1.15%	to	1.20%	12.84%	to	12.90%
December 31, 2020	2,496	$20.49	to	$20.78	$51,864	1.81%	1.20%	to	1.30%	14.90%	to	27.40%
December 31, 2019	3,408	$17.83	to	$17.83	$60,776	2.25%	1.30%	to	1.30%	20.22%	to	20.22%
December 31, 2018	3,545	$11.29	to	$14.83	$52,589	2.18%	1.08%	to	1.32%	-4.08%	to	-3.86%

Note 6: Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return Ratio*** Lowest — Highest
	PGIM 60/40 Allocation Fund (Class R6)
December 31, 2022	6,629	$12.57	to	$12.89	$83,611	2.67%	1.00%	to	1.15%	-16.60%	to	-16.48%
December 31, 2021	5,790	$15.04	to	$15.44	$87,416	7.37%	1.00%	to	1.15%	15.04%	to	15.21%
December 31, 2020	3,733	$13.06	to	$13.40	$48,883	2.31%	1.00%	to	1.15%	9.42%	to	9.59%
December 31, 2019	1,889	$11.11	to	$12.23	$22,630	2.97%	1.00%	to	1.65%	9.29%	to	20.86%
December 31, 2018	385	$9.86	to	$9.86	$3,800	4.27%	1.65%	to	1.65%	-5.67%	to	-5.67%

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**

These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***

These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2022 or from the effective date of the subaccount through the end of the reporting period.

Note 7: Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to EAIC.

Each annuity funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted through the redemptions of units, as detailed in the respective prospectuses. Fees and charges may be reduced or eliminated for certain contracts under which, due to economies of scale and other factors, our administrative costs are reduced.

Insurance and Administrative Charge -The insurance and administrative charge is the combination of the mortality and expense risk charges and the administrative charge deducted by the Account. The insurance and administrative charge is expressed as an annual charge;

Note 7: Charges and Expenses (continued)

however, the daily equivalent is deducted on a daily basis from the net assets of each subaccount. The following are the maximum insurance and administrative charges of the respective products, each funded through the Account. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values.

PRSA and PRSA II: 1.60%

PRSA Ill and PRSA VII: 1.75%

PRSA IV: 1.75% for Plan Type A, 1.50% for Plan Type B

PRSA VI: 1.50%

Contract Maintenance Charge - A contract maintenance charge of up to $150 per year may be assessed on a quarterly basis. Currently, for each annuity funded through the Account, this charge is waived. This charge may vary by contract type.

Guaranteed Benefit Charges - Each annuity funded through the Account offers a standard guaranteed minimum withdrawal benefit named Prudential lncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the Prudential lncomeFlex benefit for the lifetime of an eligible spouse.

For the PRSA and PRSA II, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from the net assets of each subaccount. The maximum charge for the standard Prudential lncomeFlex benefit is 1.45%. The maximum additional charge for the Spousal Prudential lncomeFlex benefit is 0.6%. Therefore, the maximum total charge for the spousal benefit is 2.05%.

For PRSA III, PRSA IV, PRSA VI, and PRSA VII, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charges for Prudential lncomeFlex for the respective products are as follows:

PRSA Ill: 1.50%

PRSA IV: 1.50% for Plan Type A and Plan Type B

PRSA VI: 1.50%

PRSA VII: 1.50%

These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values and disclosed on the Statement of Operations in Charges for mortality and expense risk, and for administration.

Transfer Fee - A fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived. This charge is a contract level charge assessed through the redemption of units.

Premium Taxes - Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Account for these tax obligations. This charge is a contract level charge assessed through the redemption of units.

Participant Loan Charges -For PRSA IV, Prudential charges a loan application fee, the greatest of which currently is $100, which is deducted from the participant account at the time

Note 7: Charges and Expenses (continued)

the loan is initiated. Prudential also charges a loan maintenance fee, the greatest of which currently is $60 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. Under certain plans, the plan sponsor may pay loan fees, on behalf of participants in PRSA IV. This charge is a contract level charge assessed through the redemption of units.

For PRSA VI, Prudential charges a loan application fee, the greatest of which currently is $50, which is deducted from the participant account at the time the loan is initiated. Prudential also charges a loan maintenance fee, the greatest of which currently is $25 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 8: Other

Contractholder net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contract owners.

Participant loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Participant loan repayments and interest represent payments made by contract owners to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are amounts that contract owners have directed to be moved among subaccounts within the separate account, in addition to permitted transfers to and from the general account group annuity stable value products.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts within the separate account, in addition to permitted transfers to and from the general account group annuity stable value products.

Other charges are contract level charges assessed through the redemption of units as described in Note 7, Charges and Expenses.

Due from (due to) the Company represents the amount the Company may owe to or expect to receive from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a due from or (due to) the Company. The due from (due to) has no effect on the contract owner’s account or the related unit value.

Note 9: Subsequent Events

Management has reviewed all events subsequent to December 31, 2022, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 27, 2023. No subsequent events requiring adjustments or disclosures have occurred.

EMPOWER ANNUITY INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS AND

ADDITIONAL INFORMATION

December 31, 2022, 2021 and 2020

and Report of Independent Auditor

INDEPENDENT AUDITOR’S REPORT

To the Audit Committee of

Empower Annuity Insurance Company of America

Greenwood Village, Colorado

Opinions

We have audited the statutory-basis financial statements of Empower Annuity Insurance Company (formerly Prudential Retirement Insurance and Annuity Company) (the “Company”) (a wholly-owned subsidiary of Empower Annuity Insurance Company of America), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the year then ended, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022, or the results of its operations or its cash flows for the year then ended.

Predecessor Auditor’s Opinions on 2021 Statutory-Basis Financial Statements

The statutory-basis financial statements of the Company as of December 31, 2021 and for the two years in the period ended December 31, 2021, were audited by other auditors whose report, dated April 7, 2022, expressed an opinion that those statutory-basis financial statements were not fairly presented in accordance with accounting principles generally accepted in the United States of America; however, such report also expressed an unmodified opinion on those statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 1 to the statutory-basis financial statements.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Connecticut Insurance Department. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

The Company engages in various related-party transactions with affiliates under common control as discussed in Note 8 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory-basis financial statements as a whole. The supplemental annual statement schedule I – selected financial data, the supplemental investment risks interrogatories schedule, the summary investment schedule, and the supplemental schedule of reinsurance disclosures, for the year ended December 31, 2022, are presented for purposes of additional analysis and are not a required part of the 2022 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2022 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory-basis financial statements as a whole.

April 14, 2023

Denver, Colorado

EMPOWER ANNUITY INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
	2022	2021

	(in thousands)
ASSETS

Bonds	$21,711,551	$22,501,540
Common stocks	5,150	5,841
Mortgage loans on real estate	4,663,515	5,067,369
Cash and short-term investments	566,731	921,387
Derivatives	132,656	320,585
Other invested assets	39,208	58,971

Total cash and invested assets	27,118,811	28,875,693

Accrued investment income	191,838	170,348
Federal income tax receivable	—	28,736
Other assets	382,941	56,633
Separate account assets	55,672,515	71,157,058

TOTAL ASSETS	$83,366,105	$100,288,468

LIABILITIES, CAPITAL AND SURPLUS

Liabilities
Deposit-type contracts	$22,603,273	$25,985,307
Future policy benefits and claims	235,856	726,672
Asset valuation reserve	106,073	225,711
Federal income tax payable	31,164	—
Interest maintenance reserve	38,598	168,401
Derivatives	93,049	189,241
Funds held under coinsurance	2,757,840	—
Other liabilities (1)	305,071	341,989
Separate account liabilities	55,672,357	71,155,907

Total liabilities	$81,843,281	$98,793,228

Capital and Surplus
Common capital stock	2,500	2,500
Gross paid in and contributed surplus	943,498	943,498
Unassigned surplus	576,826	549,242

Total capital and surplus	1,522,824	1,495,240

TOTAL LIABILITIES, CAPITAL AND SURPLUS	$83,366,105	$100,288,468

(1) Prior period amounts have been updated to conform to current period presentation.

See Notes to Statutory Financial Statements

EMPOWER ANNUITY INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2022	2021	2020
	(in thousands)
REVENUE

Premiums and annuity considerations	$1,006,703	$1,744,223	$1,383,257
Net investment income	850,225	701,698	793,302
Income from separate account investment management fees	310,612	360,259	294,479
Other income	314,161	301,829	223,209

Total Revenue	2,481,701	3,108,009	2,694,247

BENEFITS AND EXPENSES

Annuity benefits	33,893	914,680	791,110
Surrenders, benefits and fund withdrawals	697,237	805,195	606,501
Net change in reserves	23,028	(173,238)	78,274
Commissions	3,712	11,278	11,147
Net transfer to separate accounts	272,472	71,011	21,062
Interest on contracts or deposit-type contract funds	605,870	595,169	656,615
General insurance expenses	661,629	491,738	476,587

Total Benefits and Expenses	2,297,841	2,715,833	2,641,296

Operating gain before income taxes	183,860	392,176	52,951
Income tax expense/(benefit)	43,512	24,945	(47,608)

Income from Operations	140,348	367,231	100,559
Net realized capital gains/(losses), net of tax	(76,852)	102,979	(80,694)

NET INCOME	$63,496	$470,210	$19,865

CAPITAL AND SURPLUS

Capital and Surplus, beginning of year	$1,495,240	$1,156,959	$1,178,002
Dividend to stockholder	(150,000)	—	(117,000)
Net income	63,496	470,210	19,865
Change in net unrealized capital (losses)/gains	(171,232)	(94,058)	112,439
Change in net deferred income tax	145,849	(63,162)	(8,049)
Change in non-admitted assets	(183,294)	6,644	15,668
Change in valuation method	—	(78,000)	—
Cumulative effect of change in accounting principles	—	50,153	—
Change in asset valuation reserve	119,637	49,854	(37,268)
Deferred reinsurance allowance	269,392	284	(57)
Other changes, net (1)	(66,264)	(3,644)	(6,641)

Change in unassigned surplus	27,584	338,281	(21,043)

CAPITAL AND SURPLUS, END OF YEAR	$1,522,824	$1,495,240	$1,156,959

(1) Prior period amounts have been updated to conform to current period presentation.

See Notes to Statutory Financial Statements

EMPOWER ANNUITY INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2022	2021	2020

	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES

Premiums and annuity considerations	$1,024,040	$1,862,442	$1,374,828
Net investment income	873,915	740,711	812,645
Other income	551,613	582,091	517,390
Separate account transfers	(270,948)	(70,783)	(21,310)
Benefits and claims paid	(767,680)	(1,936,271)	(1,378,020)
Federal income taxes	25,759	(11,595)	10,468
Other operating expenses	(690,710)	(402,715)	(503,129)

Net cash provided by operating activities	745,989	763,880	812,872

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from investments sold, matured, or repaid
Bonds	3,744,289	8,911,894	3,950,021
Stocks	691	16,144	91,901
Mortgage loans on real estate	379,655	3,125,082	699,693
Other invested assets	125	284,977	11,711
Miscellaneous proceeds	111,568	55,006	3,182
Payments for investments acquired
Bonds	(3,576,156)	(10,724,489)	(5,048,056)
Stocks	—	(158)	(30,960)
Mortgage loans on real estate	(195,600)	(2,347,552)	(1,068,911)
Other invested assets	(16,381)	(27,573)	(12,156)
Miscellaneous payments	(3,075)	(98,225)	(65,072)

Net cash (used in)/provided by investing activities	445,116	(804,894)	(1,468,647)

CASH FLOWS FROM FINANCING ACTIVITIES

Dividend to stockholder	(150,000)	—	(117,000)
Net (withdrawals)/deposits on deposit-type contracts and other insurance liabilities	(906,397)	74,089	1,330,777
Other financing activities	(489,364)	202,019	(158,499)

Net cash provided by/(used in) financing activities	(1,545,761)	276,108	1,055,278

Net change in cash and short-term investments	(354,656)	235,094	399,503
Cash and short-term investments, beginning of year	921,387	686,293	286,790

CASH AND SHORT-TERM INVESTMENTS, END OF YEAR	$566,731	$921,387	$686,293

See Notes to Statutory Financial Statements

EMPOWER ANNUITY INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

The Statutory Statement of Cash Flows excludes the following non-cash operating, investing and financing transactions:

	Years Ended December 31,
	2022	2021	2020

	(in thousands)

Capitalization of deferred gains related to reinsurance transactions with non-affiliates	$269,392	$—	$—

Reinsurance transactions with a non-affiliate	71,625	—	—

Net asset and liability transfer due to Novation	65,404	—	—

Transfer of other invested assets to an affiliate	—	68,701	—

Asset transfer from bonds to other invested assets	—	—	21,269

Capitalized deferred interest on mortgage loans	—	—	2,299

See Notes to Statutory Financial Statements

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

1.	BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRINCIPLES

1A.	Business

As of April 1, 2022, Empower Annuity Insurance Company (“EAIC” or the “Company”) (formerly known as Prudential Retirement Insurance and Annuity Company (“PRIAC”)) is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“EAICA”) (formerly known as Great-West Life & Annuity Insurance Company). EAICA is a direct wholly owned subsidiary of Empower Holdings, Inc. (“EHI”) (formerly known as GWL&A Financial Inc.), a holding company formed in 1998. EHI is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco US”) and an indirectly wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company.

The Company provides retirement investment and income products and services to public, private, and not-for-profit organizations. Specifically, the Company offers plan sponsors and their participants a broad range of products and services to assist in the delivery and administration of qualified and non-qualified defined contribution and defined benefit retirement plans, including recordkeeping and administrative services, comprehensive investment offerings and advisory services to assist plan sponsors in managing fiduciary obligations. The Company offered products that provide pension risk transfer solutions, as pension plan sponsors seek to manage their risk exposure.

On July 21, 2021, Prudential Financial, Inc. (“PFI”) entered into an agreement with EAICA pursuant to which PFI agreed to sell to EAICA its full service retirement business written by the Company and its parent, Prudential Insurance Company of America (“Prudential Insurance” or “PICA”), primarily through a combination of (i) the sale of all of the outstanding equity interests of certain legal entities, including the Company; (ii) the ceding of certain insurance policies through reinsurance; and (iii) the sale, transfer and/or novation of certain in-scope contracts and brokerage accounts (“the Prudential acquisition”). The transaction closed effective April 1, 2022, after receiving all regulatory approvals and satisfying all customary closing conditions.

1B.	Accounting Practices

The Company, domiciled in the state of Connecticut, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department (the “CT Department”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the CT department.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the CT Department. The State of Connecticut requires that insurance companies domiciled in the State of Connecticut prepare their statutory basis financial statements in accordance with NAIC SAP, subject to any deviations prescribed or permitted by the CT Department (“Connecticut SAP”).

The following is a summary of accounting practices permitted by the CT Department and reflected in the Company’s statutory financial statements:

•

On June 8, 2004, the Company received the approval of the CT Department to record the $1.18 billion deferred gain associated with the assumption reinsurance agreements between Connecticut General Life Insurance Company (“CGLIC”) and the Company in the interest maintenance reserve (“IMR”) and to amortize the deferred gain in a manner consistent with the relevant annual statement instructions for IMR. On April 1, 2006, in accordance with the approved permitted practice, the Company recorded an additional $127 million deferred gain associated with the

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

defined benefit guaranteed-cost block of business. Had the deferred gains been established as a liability limited to an amortization period of 10 years in accordance with the guidance of SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance” (“SSAP No. 61R”), and not included in the IMR, it would have created a material distortion in the analysis of the adequacy of statutory reserves conducted annually by the Company’s Appointed Actuary. Effective December 31, 2021, the permitted practice was discontinued. The net effect of the discontinuance was a $50.3M increase to surplus as of December 31, 2021 that otherwise would have been recorded as an IMR liability under the permitted practice. As illustrated in the reconciliation below, by discontinuing the permitted practice in 2021, the Company’s net income and capital and surplus on a Connecticut state basis is now equivalent to the net income and surplus calculated under NAIC SAP.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the CT Department is shown below:

	SSAP#	F/S Page	F/S Line	12/31/2022	12/31/2021	12/31/2020

				(in thousands)
Net Income, Connecticut state basis (Page 4, Net Income)	XXX	XXX	XXX	$63,496	$470,210	$19,865
State Prescribed Practices that are an increase/(decrease) from NAIC SAP:

State Permitted Practices that are an increase/(decrease) from NAIC SAP:
Deferred Loss Assumption Reinsurance	61R	4	Net investment income	—	—	(5,496)

Net Income, NAIC SAP	XXX	XXX	XXX	$63,496	$470,210	$14,369

Statutory Surplus, Connecticut state basis (Page 3, Total Capital and Surplus)	XXX	XXX	XXX	$1,522,824	$1,495,240	$1,156,959
State Prescribed Practices that are an increase/(decrease) from NAIC SAP:

State Permitted Practices that are an increase/(decrease) from NAIC SAP:
Deferred Gain from Assumption Reinsurance	61R	3	Interest maintenance reserve	—	—	50,286

Statutory Surplus, NAIC SAP	XXX	XXX	XXX	$1,522,824	$1,495,240	$1,207,245

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

1C.	Use of Estimates

Use of Estimates in the Preparation of the Financial Statements

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values, impairment of investments, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Impact of COVID-19 on significant judgments, estimates and assumptions

The COVID-19 pandemic has continued to result in uncertainty in global financial markets and the economic environment in which the Company operates. The duration and impact of the COVID-19 pandemic continues to be unknown at this time, as is the efficacy of the associated fiscal and monetary interventions by governments and central banks.

1D.	Accounting Policy

The Company uses the following accounting policies:

(1)

Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.

Short-term investments primarily consist of highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.

(2)

Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the CT Department and the NAIC. Bonds rated by the NAIC are classified into six categories ranging from highest quality bonds to those in or near default. Bonds rated in the top five categories are generally valued at amortized cost while bonds rated in the lowest category are valued at the lower of amortized cost or fair market value.

The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.

For other than temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss. For loan-backed and structured securities, the cost basis of the bond is written down to the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

The Company holds one (1) Securities Valuation Office (“SVO”)-Identified bond ETF reported on Schedule D-1. This ETF is reported at fair value, and the Company has made an irrevocable decision to hold this one ETF at systematic value.

Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.

The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2022 and 2021.

Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities (“CMBS”) are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2022 and 2021.

(3)	Common stocks include unaffiliated common stocks. Unaffiliated common stocks are carried at fair value. Dividends are recognized in “Net investment income” on the ex-dividend date.

(4)

Mortgage loans on real estate (“Mortgage loans”) are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management as loans when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other than temporary impairments are then recognized as a realized loss in net income.

Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

(5)

Other invested assets include the Company’s investments in joint ventures, limited liability companies and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97 or SSAP No. 48 “Joint Ventures, Partnerships and Limited Liability Companies”, depending upon whether the investee is a Subsidiary, Controlled, or Affiliated Entity as defined in SSAP No. 97. These investments are valued based on the underlying audited U.S GAAP equity of the investee, or alternatives permitted by SSAP No.97 and SSAP No. 48, as applicable.

Residual tranches or interests are included in other invested assets and are carried at the lower of amortized cost or fair value.

(6)

Derivatives are reported as invested assets or liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus, and Other Funds the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected or that are not eligible for hedge accounting are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Securities pledged to the Company generally consist of U.S. government or U.S. government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus, and Other Funds. Cash collateral pledged by the Company is included in other assets. See Note 6 for further discussion on derivative financial instruments.

(7)

Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”). Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. An offsetting liability is reported in “Other liabilities”. For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash, and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses “to be announced” (“TBAs”) securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in “Derivatives” with the change in value reported as “Change in net unrealized capital gains (losses)”. “Net realized capital gains (losses)” are recorded upon termination of the agreements. Income and expenses related to these transactions used to earn spread income are reported as “Net investment income.”

(8)

Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. A liability to return collateral received is reported in “Other Liabilities”. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”

(9)

Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. Investments carried at amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Under SAP, several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:

a)	the reasons for the decline in value (credit event, currency or interest related, including general spread widening);
b)	a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;
c)	a company’s intent to sell its investment before recovery of the cost of the investment;
d)	the financial condition of and near-term prospects of the issuer; and
e)	for stocks, the extent and duration of the decline.

For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the asset valuation reserve (“AVR”), and interest related impairments are directly applied to the IMR, on an after-tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes) which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.

The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account,

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the estimated fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

For loan-backed and structured securities, when an-other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to the fair value basis.

For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” to the estimated fair value, which reduces the cost basis. Impairment losses on stocks are applied to the AVR as they are not interest rate related. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.

(10)

Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration and surrender charges on the accounts are included in “Income from separate account investment management fees” and “Other income” on the Statutory Statement of Operations and Changes in Capital and Surplus. Separate Account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through “Net transfer to separate accounts” in the Statutory Statements of Operations and Changes in Capital and Surplus. Accrued separate account transfer activity is recorded through “Other liabilities” on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus page.

(11)

Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

(12)

Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractual guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate in light of the assets supporting them.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

(13)

AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.

(14)	Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. The deferred tax asset is subject to admissibility limits.

(15)

The Company participates in reinsurance and follows the accounting and reporting principles in Statement of Statutory Account Principle No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance.”

(16)

Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to “Deposit-type contracts”, and are not reported as revenue.

(17)

“Other assets” include premiums due and deferred, receivables from parents and affiliates, and guaranty funds receivable or on deposit. “Other liabilities” include general expenses due and accrued, life contract claims, payables to parent, subsidiaries, and affiliates, payable for securities, liability collateral related to derivatives, amounts withheld or retained by company as agent or trustee and remittances and items not allocated.

(18)

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

Level  1  inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

Level  2  inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

(a) Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

(b) Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

Level  3  inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

(19)

The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP”) reporting differs from accounting principles generally accepted in the United States of America (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.

NAIC SAP is considered to be more conservative than GAAP in certain respects and attempts to determine at the financial statement date an insurer’s ability to pay claims in the future. GAAP, on the other hand, is focused on measurement of emerging earnings of a business from period to period, by matching revenue to expense.

NAIC SAP and Connecticut SAP differ from GAAP in certain aspects, which in some cases may be material. The primary differences between SAP and GAAP are noted below:

•

Under SAP, financial statements of entities where the Company has a controlling financial interest are reported using the statutory equity method of accounting. Under GAAP, financial statements of entities where the Company has a controlling financial interest are consolidated into the Company’s financial statements.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

•

Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are expensed when incurred; under GAAP, certain costs are deferred and amortized either over the expected lives of the contracts or based on the level and timing of either gross margins, gross profits or gross premiums, depending on the type of contract.

•

Under SAP, the Commissioner Reserve Valuation Method (“CRVM”) is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation.

•

Under SAP, the Commissioner Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts.

•

Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•	Under SAP, deposits to universal life contracts are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•

Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Under GAAP, amounts received for investment contracts are not reported as policy liabilities and insurance reserves.

•	Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an additional liability.

•

Under SAP, the IMR consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is generally designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•

Under SAP, the AVR is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

•

Under SAP, bonds, including loan-backed and structured securities (collectively referred to as “bonds”), are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess an effective call option, is carried at fair value regardless of NAIC designation. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•

Under SAP, short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•

Under SAP, derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Under GAAP, these transactions are recorded as forward settling to be announced (“TBA”) securities that are accounted for as derivative instruments, but hedge accounting is not elected as the Company does not regularly accept delivery of such securities when issued.

•

Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows Accounting Standards Codification (“ASC”) 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded within “Realized investment gains (losses).”

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

•

Under SAP, for option contracts where the payment or receipt of premiums is deferred until contract maturity (“deferred premiums”), these premium amounts are recorded separately from the fair value of the derivative reported on the balance sheet. Under GAAP, these “deferred premiums” are incorporated into the fair value of the derivative reported on the balance sheet.

•

Under SAP, an extraordinary distribution approved by the Company’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when the Company has undistributed retained earnings.

•

Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill has no admissibility limits, is subject to impairment testing and not amortized.

•

Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; where as under GAAP, changes in deferred taxes are generally recorded in income tax expense. In addition, the deferred tax asset under SAP is subject to admissibility limits.

•

Under SAP, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the noncredit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses and OTTI” in the notes to the statutory financial statements.

•

Under SAP, credit losses are recorded when incurred; under GAAP, credit losses on certain assets are estimated using a new current expected credit loss (“CECL”) model that estimates future losses over the life of the asset based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect collectability of the reported amounts. Prior to the adoption of CECL in 2020, credit losses were recorded when incurred.

•

Under SAP, certain assets designated as non-admitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

1E.	Income Taxes

Due to the Prudential acquisition, the Company no longer files a consolidated federal income tax return with Prudential Financial. The Company will file a separate federal income tax return beginning on April 1, 2022. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP No. 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted deferred tax asset (“DTA”). In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes.

In March 2020, in response to the COVID-19 pandemic, Congress enacted the CARES Act. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2018, 2019 or 2020 to carry back those losses for up to five years. See “Income Taxes” in Note 7 to the Consolidated Financial Statements for more information.

2.	ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS

In the fourth quarter 2021, the Company identified and corrected reserves related to Group Annuity Contracts that were understated in the prior year by $0.2 million. The correction was recorded in “Other changes, net” in the Statutory Statements of Operations and Changes in Capital and Surplus.

In the first quarter of 2021, the Company determined that federal income taxes were understated by $2.4 million in the prior year. A correction for this amount was recorded through “Other changes, net” in the Statutory Statements of Operations and Changes in Capital and Surplus.

During the second quarter of 2020, it was determined that reserves related to Group Annuity Contracts were understated in the prior year by $7 million. A correction related to the prior year was recorded through “Other changes, net” in the Statutory Statements of Operations and Changes in Capital and Surplus.

In January 2021, the NAIC extended the expiration dates of INT 20-03 and INT 20-07. INT 20-03 provided relief for mortgage loan restructurings that meet certain criteria and are due to COVID-19 to not be assessed as a troubled debt restructuring (“TDR”). INT 20-07 provided relief for the debt security restructurings that meet certain criteria and are due to COVID-19 to not be classified as minor modifications. The Company elected to apply this relief pursuant to these INT’s in 2021.

In July 2020, the NAIC revised SSAP No. 86, “Derivatives” (“SSAP No. 86”) to clarify that the reporting of derivatives with financing premiums should exclude financing components. The revisions require the present value of the derivative premium receivable (and/or payable) to be separately reported, and it proposes these additional data elements be factored into the counterparty risk assessment for RBC calculations. The Company has adopted the revised guidance.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

In April 2020, the NAIC adopted the overall guidance in FASB ASU 2020-04 – Reference Rate Reform (Topic 848) which provides an optional expedient, allowing for the continuation of certain contracts that are modified in response to reference rate reform. Additionally, it provides waivers from recognizing hedging transactions, and exceptions for assessing hedge effectiveness as a result of transitioning away from certain interbank offering rates. The Company has elected to prospectively apply this guidance.

In 2020, the NAIC revised SSAP No. 32, Preferred Stock. The revisions update the definitions as well as measurement, dividend and impairment guidance for preferred stock and clarify the application of SSAP No. 32 in conjunction with SSAP No. 48 and SSAP No. 97. The Company adopted the revised guidance for the period starting on January 1, 2021. The adoption of this guidance did not have a material impact to the Company.

In 2021, the Statutory Accounting Principles Working Group (“SAPWG”) adopted revisions to SSAP No. 26R, Bonds. The SSAP revisions clarify that perpetual bonds are within scope of SSAP No. 26R. Those with an effective call option shall be amortized under the yield-to-worst concept, and those that do not possess, or no longer possess, a call feature shall be reported at fair value. Additional revisions expand current called bond disclosures to include bonds terminated through a tender offer. The revisions were adopted with an effective date of January 1, 2021. The adoption of these revisions did not have a material effect on the Company’s financial statements.

In 2022, the SAPWG adopted updated, summarized financial modeling guidance for residential mortgage-backed securities and commercial mortgage-backed securities in SSAP No. 43R – Loan-Backed and Structured Securities. This guidance continues to refer users to the detailed financial modeling guidance in the Purposes and Procedures Manual of the Investment Analysis Office, and was adopted on April 1, 2022. The adoption of this standard did not have a material effect on the Company’s financial statements.

3.	INVESTMENTS

3A.	Bonds and stocks

The Company invests in both investment grade and non-investment grade public and private bonds. The SVO evaluates the investments of insurers for statutory reporting purposes and assigns bonds to one of twenty categories called “NAIC Designations”. In general, NAIC Designations of “1A” through “1G” highest quality or “2A” through “2C” high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3A” through “6” generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including the Company’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

The following tables set forth additional information relating to bonds as of the dates indicated:

	December 31, 2022
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in thousands)
Bonds
U.S. governments	$128,885	$42	$12,801	$116,126
All other governments	352,449	113	36,845	315,717
U.S. states, territories, and possessions	31,244	497	216	31,525
Political subdivisions of states and territories	8,256	448	—	8,704
Special revenue and special assessments	596,384	10,103	41,881	564,606
Hybrid securities	217	210	—	427
Industrial & miscellaneous	20,252,839	23,971	1,669,579	18,607,231
SVO identified funds	334,713	—	75,687	259,026
Bank loans	6,564	—	—	6,564

Total bonds	$21,711,551	$35,384	$1,837,009	$19,909,926

	December 31, 2021
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in thousands)
Bonds
U.S. governments	$212,574	$2,716	$1,232	$214,058
All other governments	662,954	5,099	6,354	661,699
U.S. states, territories, and possessions	21,467	4,497	—	25,964
Political subdivisions of states and territories	8,258	2,560	—	10,818
Special revenue and special assessments	789,813	74,625	1,265	863,173
Hybrid securities	23,334	1,309	—	24,643
Industrial & miscellaneous	20,779,266	568,466	121,809	21,225,923
Bank loans	3,874	455	—	4,329

Total bonds	$22,501,540	$659,727	$130,660	$23,030,607

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

The following table sets forth carrying amount and estimated fair value of bonds, including short-term, by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Loan-backed and structured securities are shown separately in the table below, as they do not have a single maturity date.

	December 31, 2022
	Carrying Amount	Estimated Fair Value
	(in thousands)
Due in one year or less	$2,258,818	$2,142,604
Due after one year through five years	8,501,719	7,854,063
Due after five years through ten years	5,441,884	4,725,580
Due after ten years	679,030	659,790
Loan-backed and structured securities	4,857,682	4,555,441

	$21,739,133	$19,937,478

Proceeds from the sale of bonds were $2,376,610 thousand, $5,167,669 thousand and $1,011,627 thousand for the years ended December 31, 2022, 2021 and 2020, respectively. Gross gains of $5,986 thousand, $227,468 thousand and $32,636 thousand and gross losses of $88,578 thousand, $44,419 thousand and $7,262 thousand were realized on sales during the years ended December 31, 2022, 2021 and 2020, respectively.

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $7,034 thousand, $4,502 thousand and $34,611 thousand for the years ended December 31, 2022, 2021 and 2020, respectively. There were no impairments recorded for common and preferred stocks for the years ended December 31, 2022, 2021 and 2020.

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following table sets forth the fair value of bond lots held for which the estimated fair value has temporarily declined and remained below cost as of the dates indicated.

	December 31, 2022
	Declines for Less Than Twelve Months		Declines for Greater Than Twelve Months

	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
Bonds	$10,419,825	$664,642	$8,467,759	$1,311,155

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

	December 31, 2021
	Declines for Less Than Twelve Months		Declines for Greater Than Twelve Months

	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
Bonds	$9,778,141	$154,388	$415,952	$23,043

In accordance with its policy described in Note 1D, it was concluded that an adjustment to surplus for other-than-temporary impairments for these bonds was not warranted at December 31, 2022 or 2021. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2022, the Company did not intend to sell these bonds, and it is not more likely than not that we will be required to sell these bonds before the anticipated recovery of the remaining cost basis.

3B.	Mortgage Loans

The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2022 were 5.30% and 4.77% for Commercial loans. There were no new Agricultural loans for the year ended December 31, 2022. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2021 were: Agricultural loans 2.90% and 2.90%; Commercial loans 4.40% and 1.20%. For the years ended December 31, 2022 and 2021 there were no purchase money mortgages loaned.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 80%. The mortgage loans were geographically dispersed or distributed throughout the United States, with the largest concentrations in California (19.33%), Texas (17.43%), and Pennsylvania (7.32%) and included loans secured by properties in Europe, Canada, and Mexico as of December 31, 2022. As of December 31, 2021, the largest concentrations in Texas (18.21%), California (15.22%) and Washington (6.69%) and included loans secured by properties in Europe, Canada, and Mexico.

There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of December 31, 2022 and December 31, 2021.

The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $4,375,059 thousand of investment grade mortgage loans and $288,456 thousand of below investment grade mortgage loans as of December 31, 2022. There were $5,065,967 thousand of investment grade mortgage loans and $1,402 thousand of below investment grade mortgage loans as of December 31, 2021.

The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.

We establish an allowance for losses to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans that are determined to be impaired as a result of our loan review process. We define an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific allowance is based on our assessment as to ultimate collectability of loan principal and interest. Valuation allowances for an impaired loan are recorded based on

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for commercial mortgage and other loans can increase or decrease from period to period based on these factors.

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated. Prior to December 31, 2022, the amount reported as participant or co-lender mortgage loan agreements were limited to new fundings during the year. At December 31, 2022, the amount reported as participant or co-lender mortgage loans agreements is of the total of all mortgage loans.

December 31, 2022

	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other

($ in thousands)

Recorded Investment (All)

Current	$—	$—	$—	$—	$4,664,126	$—	$4,664,126

30-59 days Past Due	—	—	—	—	—	—	—

60-89 Days Past Due	—	—	—	—	—	—	—

90-179 Days Past Due	—	—	—	—	—	—	—

180+ Days Past Due	—	—	—	—	—	—	—

Accruing Interest 90-179 Days Past Due

Recorded Investment	—	—	—	—	—	—	—

Interest Accrued	—	—	—	—	—	—	—

Accruing Interest 180+ Days Past Due

Recorded Investment	—	—	—	—	—	—	—

Interest Accrued	—	—	—	—	—	—	—

Interest Reduced

Recorded Investment	—	—	—	—	—	—	—

Number of Loans	—	—	—	—	—	—	—

Percent Reduced	0%	0%	0%	0%	0%	0%	0%

Participant of Co-Lender in a Mortgage Loan Agreement

Recorded Investment	$—	$—	$—	$—	$4,468,526	$—	$4,468,526

December 31, 2021

	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other

($ in thousands)

Recorded Investment (All)

Current	$18,144	$—	$—	$—	$5,049,225	$—	$5,067,369

30-59 days Past Due	—	—	—	—	—	—	—

60-89 Days Past Due	—	—	—	—	—	—	—

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

December 31, 2021

	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other

($ in thousands)

90-179 Days Past Due	—	—	—	—	—	—	—

180+ Days Past Due	—	—	—	—	—	—	—

Accruing Interest 90-179 Days Past Due

Recorded Investment	—	—	—	—	—	—	—

Interest Accrued	—	—	—	—	—	—	—

Accruing Interest 180+ Days Past Due

Recorded Investment	—	—	—	—	—	—	—

Interest Accrued	—	—	—	—	—	—	—

Interest Reduced

Recorded Investment	—	—	—	—	—	—	—

Number of Loans	—	—	—	—	—	—	—

Percent Reduced	0%	0%	0%	0%	0%	0%	0%

Participant of Co-Lender in a Mortgage Loan Agreement

Recorded Investment	$—	$—	$—	$—	$—	$—	$—

The Company had allowances for credit losses of $611 thousand and $0 thousand as of December 31, 2022 and 2021, respectively.

3C.	Loan-Backed Securities

As of December 31, 2022, the following table represents all impaired securities for which an OTTI has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2022	December 31, 2021
	(in thousands)
a. Aggregate amount of unrealized losses:

1. Less than 12 Months	$(197,117)	$(15,530)

2. 12 Months or More	$(109,784)	$(1,775)

b. Aggregate related fair value of securities of unrealized losses:

1. Less than 12 Months	$3,372,473	$1,772,223

2. 12 Months or More	$1,152,351	$32,165

Other-than-temporary impairment decisions are based upon a detailed analysis of a security’s underlying credit and cash flows.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

3D.	Securities Lending

The Company conducts asset-based or secured financing transactions such as securities lending, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios of our domestic insurance entities. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments and bonds, including mortgage- and asset-backed securities.

These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, we believe there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored in order to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.

In the Separate Accounts, cash collateral received of $0 thousand and $18,135 thousand was invested in cash and short-term investments as of December 31, 2022 and 2021, respectively. This is not included on the balance sheet in assets or cash collateral for loaned securities. This collateral is not restricted. The fair value of the securities on loan was $0 thousand and $17,749 thousand as of December 31, 2022 and 2021, respectively. A collateral liability of $0 thousand and $18,135 thousand is included in “Separate account liabilities” as of December 31, 2022 and 2021, respectively.

Securities lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.

3E.	Other Invested Assets

The following table sets forth the composition of the Company’s other invested assets, as of the dates indicated:

	December 31, 2022		December 31, 2021
	Carrying Value	% of Total	Carrying Value	% of Total
	($ in thousands)
Joint ventures and limited partnerships - other	$4,378	11%	$—	0%

Residual tranches or interests with underlying assets having characteristics of fixed income instruments	11,488	29%	—	0%

Subtotal - Other invested assets	$15,866	40%	$—	0%

Receivables for securities	23,342	60%	20,433	35%

Collateral for variation margin	—	0%	38,538	65%

Total Other invested assets	$39,208	100%	$58,971	100%

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

3F.	Other Investment Disclosures

Restricted Assets

The following tables set forth Restricted Assets (including Pledged) as of the dates indicated:

Restricted Asset Category	December 31, 2022
	Gross (Admitted & Nonadmitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in thousands)

Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%

Collateral held under security lending agreements	—	—	—	—	—	—	—	0.0%	0.0%

Subject to repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%

Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%

Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%

Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%

Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%

Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—	0.0%	0.0%

FHLB capital stock	5,150	—	—	—	5,150	—	5,150	0.0%	0.0%

On deposit with state	7,062	—	—	—	7,062	—	7,062	0.0%	0.0%

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

Restricted Asset Category	December 31, 2022
	Gross (Admitted & Nonadmitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in thousands)

On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%

Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%

Pledged as collateral not captured in other categories	148,032	—	76,284	—	224,316	—	224,316	0.3%	0.3%

Other restricted assets	1,097	—	—	—	1,097	—	1,097	0.0%	0.0%

Total restricted assets	$161,341	$—	$76,284	$—	$237,625	$—	$237,625	0.3%	0.3%

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2022
Restricted Asset Category	Gross (Admitted & Nonadmitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in thousands)
Futures margin deposits	$19,988	$—	$—	$—	$19,988	$—	$19,988	0.0%	0.0%

Derivatives cash collateral	128,044	—	75,846	—	203,890	—	203,890	0.3%	0.3%

Currency swaps	—	—	438	—	438	—	438	0.0%	0.0%

Total	$148,032	$—	$76,284	$—	$224,316	$—	$224,316	0.3%	0.3%

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

The following tables set forth the Collateral Received and Reflected as Assets within the Company’s Financial Statements as of the date indicated:

	December 31, 2022
Collateral Assets	Booked/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted	% of BACV to Total Admitted Assets

	($ in thousands)
General Account :
Cash, Cash Equivalents, and Short-Term Investments	$172,710	$172,710	0.6%	0.6%
Bonds	—	—	0.0%	0.0%
Mortgage loans	—	—	0.0%	0.0%
Common Stock	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	—	0.0%	0.0%

Total Collateral Assets	$172,710	$172,710	0.6%	0.6%

Separate Account :
Cash, Cash Equivalents, and Short-Term Investments	$7,850	$7,850	0.0%	0.0%
Bonds	—	—	0.0%	0.0%
Mortgage Loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other*	—	5,503	0.0%	0.0%

Total Collateral Assets	$7,850	$13,353	0.0%	0.0%

*Revised to correct amounts reported in the 2022 annual statement.

	December 31, 2022

	Amount	% of Liability to Total Liabilities
	($ in thousands)

Recognized Obligation to Return Collateral Asset (General Account)	$172,710	0.7%

Recognized Obligation to Return Collateral Asset (Separate Account)	$—	0.0%

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

	December 31, 2021
	Gross (Admitted & Nonadmitted) Restricted							Percentage

Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in thousands)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%

Collateral held under security lending agreements	4	—	18,135	—	18,139	—	18,139	0.0%	0.0%

Subject to repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%

Subject to reverse repurchase agreements	185,000	—	—	—	185,000	—	185,000	0.2%	0.2%

Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%

Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%

Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%

Letter stock or securities restricted as to sale	—	—	—	—	—	—	—	0.0%	0.0%

FHLB capital stock	5,841	—	—	—	5,841	—	5,841	0.0%	0.0%

On deposit with state	7,978	—	—	—	7,978	—	7,978	0.0%	0.0%

On deposit with other regulatory body	—	—	—	—	—	—	—	0.0%	0.0%

Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%

Pledged as collateral not captured in other categories	876,636	—	98,405	—	975,041	—	975,041	1.0%	1.0%

Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%

Total restricted assets	$1,075,459	$—	$116,540	$—	$1,191,999	$—	$1,191,999	1.2%	1.2%

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated.

	December 31, 2021
	Gross (Admitted & Nonadmitted) Restricted							Percentage

Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
($ in thousands)
Derivatives Collateral	$75,314	$—	$98,405	$—	$173,719	$—	$173,719	0.2%	0.2%

Derivatives Trust	16,818	—	—	—	16,818	—	16,818	0.0%	0.0%

Reinsurance Trusts	784,504	—	—	—	784,504	—	784,504	0.8%	0.8%

Total	$876,636	$—	$98,405	$—	$975,041	$—	$975,041	1.0%	1.0%

The following tables set forth the Collateral Received and Reflected as Assets within the Company’s Financial Statements as of the date indicated:

	December 31, 2021
	Booked/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted	% of BACV to Total Admitted Assets

General Account :

Cash, Cash Equivalents, and Short-Term Investments	$1,230	$1,230	0.0%	0.0%

Bonds	784,512	1,085,892	2.7%	2.7%

Mortgage loans	—	—	0.0%	0.0%

Common Stock	—	—	0.0%	0.0%

Other invested assets	—	—	0.0%	0.0%

Other	—	30,971	0.0%	0.0%

Total Collateral Assets	$785,742	$1,118,093	2.7%	2.7%

Separate Account :

Cash, Cash Equivalents, and Short-Term Investments	$—	$—	0.0%	0.0%

Bonds	—	5,057	0.0%	0.0%

Mortgage Loans	—	—	0.0%	0.0%

Common stocks	18,135	18,135	0.0%	0.0%

Other invested assets	—	—	0.0%	0.0%

Other	—	508	0.0%	0.0%

Total Collateral Assets	$18,135	$23,700	0.0%	0.0%

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

	December 31, 2021
	Amount	% of Liability to Total Liabilities
	($ in thousands)
Recognized Obligation to Return Collateral Asset (General Account)	$6	0.0%
Recognized Obligation to Return Collateral Asset (Separate Account)	$18,135	0.0%

Net Investment Income

Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.

Income is not accrued on bonds in or near default and is excluded from “Net investment income”. Bond income not accrued was $108 thousand, $30 thousand and $8,953 thousand for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company did not have any interest on mortgage loans over ninety days due for the years ended December 31, 2022, 2021 and 2020.

The following table sets forth “Net investment income” for the years ended December 31:

	2022	2021	2020
	(in thousands)
Bonds	$643,446	$627,651	$679,002
Stocks	60	309	3,071
Mortgage loans	144,910	187,675	198,563
Cash and short-term investments	4,998	2,466	5,919
Other investments	36,871	44,653	71,570

Total gross investment income	$830,285	$862,754	$958,125
Less: investment expenses	32,451	191,112	157,190

Net investment income before amortization of IMR	797,834	671,642	800,935
Amortization of IMR	52,391	30,056	(7,633)

Net investment income	$850,225	$701,698	$793,302

The following table sets forth “Net realized capital gains (losses)”, for the years ended December 31:

	2022	2021	2020
	(in thousands)
Bonds	$(114,386)	$165,374	$1,288
Preferred stocks and common stocks	(427)	6,367	—
Mortgage loans on real estate	(24,594)	82,975	(1,191)
Derivative instruments	37,561	(18,330)	(45,417)
Other	(3,939)	51,855	530

Gross realized capital gains (losses)	$(105,785)	$288,241	$(44,790)

Less: capital gains tax (expense) benefit	(15,395)	7,994	(6,624)
Less: IMR transfers, net of tax	(13,538)	177,268	42,528

Net realized gains (losses)	$(76,852)	$102,979	$(80,694)

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

The following table summarizes activity in the interest maintenance reserve:

December 31, 2022
(in thousands)
Reserve as of December 31, 2021	$168,401
Transferred into IMR, net of taxes	(13,537)
IMR release	(63,875)

Balance before amortization	90,989
Amortization released to Statement of Operations	(52,391)

Reserve as of December 31, 2022	$38,598

Information about financial instruments with off-balance sheet risk and financial instruments with concentrations of credit risk

The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amount of unfunded commitments was $113,122 thousand and $21,956 thousand as of December 31, 2022 and 2021, respectively. Related party transactions comprised of $35,000 thousand of the unfunded limited partnership interests at December 31, 2022.

4.	SUBSEQUENT EVENTS

Type 1 – Recognized Subsequent Events:

Subsequent events have been considered through April 14, 2023, the date these audited financial statements were issued.

There were no subsequent events to report.

Type 2 – Non recognized Subsequent Events:

Subsequent events have been considered through April 14, 2023, the date these audited financial statements were issued.

There were no subsequent events to report.

5.	REINSURANCE

The Company entered into assumption reinsurance in conjunction with the acquisition of CIGNA’s retirement business. There are a series of reinsurance agreements, which were utilized to affect the transfer of the retirement business to the Company in 2004. The reinsurance arrangements between the Company and CIGNA included coinsurance-with-assumption, modified-coinsurance-with-assumption, indemnity coinsurance, and modified-coinsurance-without-assumption.

Since 2011, the Company has entered into several reinsurance agreements to assume longevity risk associated with the pension benefits in the United Kingdom. Under these agreements, the Company assumes the longevity risk associated with a share of the block of lives. The specific terms of different transactions could vary; however, the essence of the

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

transactions is that the ceding insurers cede scheduled monthly premiums including reinsurance fees to the Company. In exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. Effective December 31, 2021, the Company novated, through assumption reinsurance the rights and obligations, assets, liabilities and surplus associated with these agreements prior to the close of the sale. Please see Note 18 for information related to the novation of the Longevity Risk Transfer (“LRT”) excluded business.

The Company and Hannover Life Reassurance Company of America (Bermuda) LTD (“Hannover”) have engaged in a coinsurance with funds withheld transaction on December 31, 2022 in which the Company cedes a portion of its closed in-force block of participating whole life insurance policies and established a funds withheld payable to Hannover. The Company received a ceding commission, will receive expense allowances and is eligible for experience refunds, and will pay risk charges over time. The Company has reserve credit taken of $3,100,020 thousand as of December 31, 2022. The reinsurance agreement has an automatic experience refund termination date of January 1, 2035. The Company may recapture the ceded reinsurance policies at any time prior to the experience refund termination date, subject to certain fees payable to Hannover.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements.

The amounts related to reinsurance agreements as of and for the years ended December 31 are as follows:

	Policy and Claim Reserves		Premiums
	2022	2021	2022	2021	2020
	(in thousands)
Assumed from affiliated insurers	$—	$—	$—	$—	$—
Assumed from unaffiliated insurers	$141,729	$604,494	$—	$843,443	$700,385
Total reinsurance assumed	$141,729	$604,494	$—	$843,443	$700,385
Ceded to affiliated insurers	$—	$—	$—	$—	$—
Ceded to unaffiliated insurers	$3,100,038	$38	$17,323	$—	$—
Total reinsurance ceded	$3,100,038	$38	$17,323	$—	$—

6.	DERIVATIVE INSTRUMENTS

The Company uses derivatives to manage risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it owns or anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company’s use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.

The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

Upon termination of a derivative that qualified for hedge accounting, the gain or loss is usually reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The qualifying cash flow hedges are related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments and certain forecasted transactions. The maximum length of time for which these variable cash flows were hedged was 37 years as of December 31, 2021.

To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in “Change in net unrealized capital gains (losses)” without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in “Net investment income”. Upon termination of the derivative that does not qualify for hedge accounting, the gain or loss is included in “Net realized capital gains (losses)”. In addition, when realized gains or losses on interest-rate related derivatives that does not qualify for hedge accounting are recognized, they are amortized through the IMR.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (“OTC”) derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $1,459 thousand as of December 31, 2022.

The Company had pledged collateral related to these derivatives of $0 thousand as of December 31, 2022 in the normal course of business.

If the credit-risk-related contingent features were triggered on December 31, 2022 the fair value of assets that could be required to settle the derivatives in a net liability position was $1,459 thousand.

At December 31, 2022 and 2021, the Company had pledged $128,044 thousand and $38,538 thousand, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $172,710 thousand and $222,372 thousand unrestricted cash and US Treasury notes to the Company to satisfy collateral netting arrangements, respectively.

At December 31, 2022 and 2021, the Company had pledged U.S. Treasury notes and securities in the amount of $19,988 thousand and $32,419 thousand, respectively, with a broker as collateral for futures contracts.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

Types of Derivative Instruments and Derivative Strategies

Derivative instruments used by the Company include interest rate swaps, interest rate swaptions, cross-currency swaps, credit default swaps, foreign currency forwards, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices, equity options, and interest rate swap futures. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. In measuring effectiveness, with respect to certain hedge relationships, the Company’s risk management strategy may define specific risk being hedged and it may exclude specific components of derivatives gains or losses unrelated to the defined risk; such excluded components are recognized in “Change in net unrealized capital gains” over the term of the hedge relationship. The Company does not have any cash flow hedges of forecasted transactions other than those related to the payment of variable cash flows on existing financial instruments.

Interest Rate Contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt security investments and debt obligations from a floating rate to a fixed rate.

Not Designated as Hedging Instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: exchange traded interest rate swap futures, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures, and treasury interest rate futures. Certain of the Company’s OTC derivatives are cleared and settled through the Chicago Mercantile Exchange (“CME”) while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign Currency Contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity Contracts

The Company uses futures on equity indices to offset changes in guaranteed lifetime withdrawal benefit liabilities; however, they are not eligible for hedge accounting.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

Credit Contracts

Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains/(losses)”. The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge accounting.

Credit derivatives, where the Company has written credit protection on a certain index references with notional amounts of $0 million and $225 million, reported at fair value as an asset of $0 million and $6 million as of December 31, 2022 and 2021, respectively. As of December 31, 2021, the Company had $225 million notional in NAIC 3. NAIC designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. The credit protection on the index reference has no notional with maturity. These credit derivatives are accounted for as RSATs.

The following tables summarize derivative financial instruments:

	December 31, 2022
	Notional Amount	Net Book/Adjusted Carrying Value	Fair Value
	(in thousands)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Cross-currency swaps	$2,613,643	$132,472	$166,261

Total derivatives designated as hedges	$2,613,643	$132,472	$166,261

Derivatives not designated as hedges:
Interest rate swaps	$551,000	$(92,505)	$(92,505)
Futures on equity indices	310,635	19,988	1,471
Foreign currency forwards	24,807	(359)	(359)

Total derivatives not designated as hedges	$886,442	$(72,876)	$(91,393)

Total cash flow hedges and derivatives not designated as hedges	$3,500,085	$59,596	$74,868

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

	December 31, 2021
	Notional Amount	Net Book/Adjusted Carrying Value	Fair Value
	(in thousands)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Cross-currency swaps	$683,192	$10,738	$24,812

Total derivatives designated as hedges	$683,192	$10,738	$24,812

Derivatives not designated as hedges:
Interest rate swaps	$2,714,651	$8,302	$8,302
Credit default swaps	225,000	3,563	5,465
Total return swaps	168,017	(8,062)	(8,062)
Cross-currency swaps	2,178,890	104,558	104,558
Futures on equity indices	69,580	—	(164)
Interest rate futures	355,200	1,850	259
Equity options	46,325	776	776
Foreign currency forwards	506,273	9,620	9,620

Total derivatives not designated as hedges	$6,263,936	$120,607	$120,754

Total cash flow hedges and derivatives not designated as hedges	$6,947,128	$131,345	$145,566

7.	INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowance, will be realized.

The Company has recorded a valuation allowance of $6,783 thousand as of December 31, 2022, compared to $0 at December 31, 2021 and December 31, 2020. The valuation allowance relates to management’s uncertainty as to The Company’s ability to utilize capital loss carryforwards before expiration. As a result, a valuation allowance against was established against the deferred tax asset for capital loss carryforwards.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

7A.	Net DTA and net deferred tax liability (“DTL”)

(1) The components of the net DTA/DTL by ordinary and capital are as follows:

	(in thousands)
	12/31/2022			12/31/2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
a. Gross DTA	$312,950	$11,812	$324,762	$110,691	$5,118	$115,809	$202,259	$6,694	$208,953
b. Statutory Valuation Allowance Adjust	—	6,783	6,783	—	—	—	—	6,783	6,783
c. Adjusted Gross DTA	312,950	5,029	317,979	110,691	5,118	115,809	202,259	(89)	202,170
d. DTA Nonadmitted	169,051	5,029	174,080	—	—	—	169,051	5,029	174,080
e. Subtotal (Net Admitted DTA)	143,899	—	143,899	110,691	5,118	115,809	33,208	(5,118)	28,090
f. DTL	143,899	—	143,899	70,379	50,270	120,649	73,520	(50,270)	23,250
g. Net Admitted DTA	$—	$—	$—	$40,312	($45,152)	($4,840)	($40,312)	$45,152	$4,840

	December 31, 2022	December 31, 2021
	(in thousands)
Change in Net DTA	$178,920	$(36,186)
Less: Change in Net DTA on unrealized (gains)/losses	45,515	26,976
Less: Other Deferred Booked to Surplus	(12,444)	—

Change in net deferred income tax	$145,849	$(63,162)

(2)	The components of the admission calculation are as follows:

(in thousands)
	12/31/2022			12/31/2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101:
a. Admitted pursuant to 11.a. (loss carrybacks)	$—	$—	$—	$—	$—	$—	$—	$—	$—
b. Admitted pursuant to 11.b. (Realization)	—	—	—	—	—	—	—	—	—
1. Realization per 11.b.i	—	—	—	—	—	—	—	—	—

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

	(in thousands)
	12/31/2022			12/31/2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
2. Limitation per 11.b.ii	—	—	221,853	—	—	225,012	—	—	(3,159)
c. Admitted pursuant to 11.c	143,899	—	143,899	110,691	5,118	115,809	33,208	(5,118)	28,090
d. Total Admitted pursuant to SSAP 101	$143,899	$—	$143,899	$110,691	$5,118	$115,809	$33,208	($5,118)	$28,090

(3)	Additional information used in certain components of the admission calculation are as follows:

($ in thousands)
	12/31/2022	12/31/2021
	Total	Total
ExDTA ACL RBC ratio:
a. Ratio % used to determine recovery period & threshold limit amount	1,057.335%	852.311%
b. Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$1,628,897	$1,720,950

	($ in thousands)
	12/31/2022		12/31/2021		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies:
a. Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
1. Adjusted gross DTAs amount from Note 7A1(c)	312,950	5,029	110,691	5,118	202,259	(89)
2. Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0%	0%	0%	0%	0%	0%
3. Net admitted adjusted gross DTAs amount from Note 7A1(e)	143,899	—	110,691	5,118	33,208	(5,118)
4. Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0%	0%	0%	0%	0%	0%

The availability of tax-planning strategies resulted in no increase of the Company’s adjusted gross DTA. Available tax-planning strategies also had no impact on the Company’s net admitted adjusted gross deferred tax assets.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

7B.	The Company has not availed itself of a tax planning strategy involving reinsurance.

7C.	Current income taxes incurred consist of the following major components as of December 31:

1. Current Income Tax:

	(in thousands)
	2022	2021	2020	Change 2022-2021	Change 2021-2020
a. Federal	$43,356	$24,124	($48,298)	$19,232	$72,422
b. Foreign	156	821	690	(665)	131
c. Subtotal	43,512	24,945	($47,608)	18,567	72,553
d. Federal income tax on net capital gains	(15,395)	7,994	(6,624)	(23,389)	14,618
e. Capital loss carry-forwards	—	—	—	—	—
f. Other	—	—	—	—	—
f. Federal and foreign income taxes incurred	$28,117	$32,939	($54,232)	($4,822)	$87,171

2. DTAs Resulting from Book/Tax Differences:

	(in thousands)
	As of 12/31/2022	As of 12/31/2021	Change
a. Ordinary:
Insurance Reserves	$6,578	$22,316	($15,738)
Deferred Acquisition Costs	—	6,190	(6,190)
Invested Assets	—	73,530	(73,530)
Non-Admitted Assets	17,557	8,515	9,042
Other Deferred Tax Assets	—	140	(140)
Intangibles	288,815	—	288,815
Subtotal	312,950	110,691	202,259
b. Statutory valuation allowance adjustment	—	—	—
c. Nonadmitted	169,051	—	169,051
d. Total admitted ordinary DTA	143,899	110,691	33,208

e. Capital
Invested Assets	5,029	755	4,274
Unrealized Capital (Gains)/Losses	—	4,363	(4,363)
Capital Loss Carryforward	6,783	—	6,783
Subtotal	11,812	5,118	6,694
f. Statutory valuation allowance adjustment	6,783	—	6,783
g. Nonadmitted	5,029	—	5,029
h. Total admitted capital DTA	—	5,118	(5,118)

i. Total admitted DTA (Ordinary and Capital)	$143,899	$115,809	$28,090

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

3. DTLs Resulting from Book/Tax Differences:

	(in thousands)
	As of 12/31/2022	As of 12/31/2021	Change
a. Ordinary:
Insurance Reserves	$—	$996	($996)
Invested Assets	143,899	46,330	97,569
Unrealized Capital (Gains)/Losses	—	16,091	(16,091)
Intangibles	—	6,806	(6,806)
Other Deferred Tax Liabilities	—	156	(156)
Subtotal	143,899	70,379	73,520

b. Capital:
Invested Assets	—	50,270	(50,270)
Unrealized Capital (Gains)/ Losses	—	—	—
Subtotal	—	50,270	(50,270)

c. Total DTLs	143,899	120,649	23,250

4. Net DTAs/DTLs	$—	($4,840)	$4,840

7D.	Analysis of Actual Income Tax Expense

The Company’s income tax expense differs from the amount obtained by applying the statutory rate of 21% to pretax net income for the following reasons at December 31:

	(in thousands)
	2022	2021	2020	Change 2022-2021	Change 2021-2020
Provision computed at statutory rate	$19,994	$142,888	$1,714	($122,894)	$141,174
Acquisition related adjustments	(145,177)	—	—	(145,177)	—
Ceding commission	56,572	—	—	56,572	—
Dividends received deduction	(31,273)	(32,159)	(31,958)	886	(201)
Tax adjustment for IMR	(11,002)	15,129	3,824	(26,131)	11,305
Change in statutory valuation allowance adjustment	6,783	—	—	6,783	—
Tax credits	(8,316)	(10,271)	(7,488)	1,955	(2,783)
Reserve basis change	—	(23,621)	(1,395)	23,621	(22,226)
Prior year true-up	—	—	(3)	0	3
Tax benefit on capital gain/(loss)	(3,599)	—	—	(3,599)	—
Tax effect of non-admitted assets	(1,935)	1,551	504	(3,486)	1,047
Other	221	2,583	(11,381)	(2,362)	13,964
Total incurred income tax expense	(117,732)	96,100	(46,183)	(213,832)	142,283

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

7E.	Additional Tax Disclosures

1.	As of December 31, 2022, the Company has $0 of net operating loss carryforward and $32,300 thousand of capital loss carryover available for tax purposes.

2.	The Company has no income taxes available for recoupment.

3.	There are no deposits admitted under Section 6603 of the Internal Revenue Service Code.

7F.

Due to the Prudential acquisition, the Company will no longer file as part of a consolidated federal income tax return. The Company will file a separate federal income tax return beginning on April 1, 2022.

The Company determines income tax contingencies in accordance with SSAP No. 5R Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP 101. The Company did not recognize any SSAP No. 5R contingencies during 2022. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes interest and penalties accrued related to tax contingencies in current income tax expense. The Company did not accrue for the payment of tax contingency interest and penalties at December 31, 2022.

7G.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state, or local audits.

The Company does not have any foreign operations as of the period ended December 31, 2022 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

The Inflation Reduction Act was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”) that is effective for tax years beginning after December 31, 2022. The CAMT will apply a 15% minimum tax on the adjusted financial statement income (“AFSI”) of applicable corporations, meaning corporations with average AFSI exceeding $1.0 billion over a three-year period. The Company has not determined as of December 31, 2022 whether it will be liable for CAMT in 2023. As such, these financial statements covering the period ended December 31, 2022 do not include an estimated impact of the CAMT because a reasonable estimate cannot be made. The Treasury is expected to issue regulations and other guidance relating to the implementation of the CAMT, however this guidance providing clarifications is still pending as of December 31, 2022.

7H.	Repatriation Transition Tax (“RTT”) - The Company is not subject to RTT under the Tax Act of 2017.

7I.	The Company did not have alternative minimum tax (“AMT”) credit carryforward as of December 31, 2022 and 2021.

8.	INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

8A.	The Company is a wholly-owned subsidiary of EAICA.

8B.	During the year ended December 31, 2022, the Company received no capital contributions.*

8C.	The Company did not have material affiliated party transactions during 2022 beyond what was disclosed in other footnotes.

*Revised to correct amounts reported in the 2022 annual statement.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

8D.

As of December 31, 2022, and December 31, 2021, the Company reported a “Receivable from parents, subsidiaries and affiliates” of $0 thousand and $7,741 thousand respectively and a “Payable to parents, subsidiaries and affiliates” of $22,922 thousand and $29,273 thousand respectively. These balances are included in “Other assets” and “Other liabilities” on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

8E.

The Company did not have any guarantees or undertakings for the benefit of an affiliate or related party that would result in a material contingent exposure of the reporting entity’s or any related party’s assets or liabilities.

8F.

The Company operates under service, lease and investment advisory agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Empower Retirement, LLC. The Company’s general and administrative expenses are charged to the Company using allocation methodologies based upon estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

8G.	The Company did not have Subsidiary, Controlled and Affiliated Entities (“SCAs”) that required a sub-1 or sub-2 filing as of December 31, 2022.

8H.	Investment in Insurance SCAs

The Company did not have an investment in an insurance SCA with a permitted practice as of December 31, 2022.

8I.	SCA or SSAP 48 Entity Loss Tracking

The Company did not have losses in insurance SCA’s as of December 31, 2022.

9.	DEBT

Notes payables and other borrowing consisted of the following as of December 31:

The Company did not have any debt outstanding as of December 31, 2022.

There are no scheduled principal repayments as of December 31, 2022. As of December 31, 2022, accrued interest was $0.

There are no scheduled principal repayments as of December 31, 2021. As of December 31, 2021, accrued interest was $0.

Federal Home Loan Bank (“FHLB”) Funding Agreements

(1)

In December 2009, the Company became a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances which will be classified as “borrowed money.” The Company utilizes these funds as a source of contingent liquidity. The Company’s membership in FHLBB requires maintaining ownership of member stock and any borrowings from FHLBB will require purchasing FHLBB activity based in an amount between 3.0% and 4.5% outstanding borrowings depending on the maturity date of the obligation. The Company holds $5,150 thousand of FHLBB membership stock as part of the agreement.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

Under Connecticut state insurance law, without the prior consent of the CT Department, the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for EAIC under the FHLBB facility of approximately $373,185 thousand. As of December 31, 2022, there were no outstanding borrowings.

(2)	FHLB Capital Stock

a.	Aggregate Totals

12/31/2022
(in thousands)
	1 Total (col 2+3)	2 General Account	3 Separate Account
Membership Stock - Class A	$—	$—	$—
Membership Stock - Class B	5,150	5,150	—
Activity Stock	—	—	—
Excess Stock	—	—	—
Aggregate Total	$5,150	$5,150	$—
Actual or estimated Borrowing Capacity as Determined by the Insurer	$373,185

12/31/2021
(in thousands)
	1 Total (col 2+3)	2 General Account	3 Separate Account
Membership Stock - Class A	$—	$—	$—
Membership Stock - Class B	5,841	5,841	—
Activity Stock	—	—	—
Excess Stock	—	—	—
Aggregate Total	$5,841	$5,841	$—
Actual or estimated Borrowing Capacity as Determined by the Insurer	$263,654

b.	Membership Stock (Class A and B) Eligible and Not Eligible for Redemption

			Eligible for Redemption
	1	2	3	4	5	6
Membership Stock	Current year total	Not eligible for redemption	Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	$5,150	$—	$5,150	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

c.	FHLB - Prepayment Obligations as of December 31, 2022

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

(3)	Collateral Pledged to FHLB

a.	The Company had no collateral pledged to FHLBB for the periods ended December 31, 2022 and December 31, 2021.

b.	The Company’s maximum amount of collateral pledged to FHLBB was $0 thousand during the periods ended December 31, 2022 and December 31, 2021.

(4)	Borrowing from FHLB

a.	The Company had no borrowing from the FHLBB for the periods ended December 31, 2022 and December 31, 2021.

b.	The Company’s maximum amount of borrowing from the FHLBB was $0 thousand during the periods ended December 31, 2022 and December 31, 2021.

10.	CAPITAL AND SURPLUS, SHAREHOLDERS’ DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS

(1)

The Company has 30,000 shares authorized and 25,000 shares issued and outstanding with a par value of $2,500 thousand at December 31, 2022 and 2021. The Company has no preferred stock outstanding for 2022 and 2021. All outstanding shares of the Company’s common stock are held by EAICA as of December 31, 2022.

(2)

Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company’s state of domicile, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year’s surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Statement of Operations. Dividends may only be paid out of unassigned surplus, adjusted for a portion of cumulative unrealized capital gains. As of December 31, 2022, the Company’s statutory surplus was $1,522,824 thousand. For the year ended, December 31, 2022, the Company’s net gain from operations was $140,348 thousand.

In March 2022, the Company paid an ordinary dividend of $150,000 thousand to its previous parent, Prudential Insurance.

In 2021, the Company paid no dividends.

In June 2020, the Company paid an ordinary dividend of $117,000 thousand to its previous parent, Prudential Insurance.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

In the fourth quarter of 2014, the Company received a $255,000 thousand capital contribution from its previous parent, Prudential Insurance, in the form of two asset-backed notes. Upon receipt of the asset-backed notes, the Company made a cash payment of $255,000 thousand to its previous parent, Prudential Insurance. The asset-backed notes bear interest at a rate of 0.20% per annum and mature in 2022 and 2027. The asset-backed notes were issued by a designated series of a Delaware master trust, and payment obligations on the notes are secured by corresponding payment obligations of third party financial institutions and a portfolio of specified assets. As of December 31, 2021, no principal payments have been received or are currently due on the asset-backed notes.

In September 2014, the Company received a $245,000 thousand capital contribution from its previous parent, Prudential Insurance, in the form of an asset-backed note. Upon receipt of the asset-backed note, the Company paid a cash dividend of $245,000 thousand to its previous parent, Prudential Insurance. The asset-backed note bears interest at a rate of 0.20% per annum and matures in November 2027. The principal amount of the asset-backed note is payable in cash at any time upon demand by the Company or, if not paid earlier, at maturity. The asset-backed note was issued by a designated series of a Delaware master trust, and its payment obligations are secured by corresponding payment obligations of a third party financial institution and a portfolio of specified assets. As of December 31, 2021, no principal payments have been received or are currently due on the asset-backed note.

In the first quarter of 2022, one of the asset-backed notes issued in the fourth quarter of 2014 matured prior to the Prudential acquisition. The note was replaced with a comparable note with nearly identical terms, albeit following the acquisition, for an equivalent $130,000 thousand which will mature in 2029. In addition, the other two asset-backed notes held by the Company with aggregate value of $370,000 thousand were amended in connection with the acquisition and now mature in 2028 and 2029, respectively.

(3)	“Unassigned funds” are held for the corporate purposes of the Company.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains and losses was ($130,330) thousand and $40,902 thousand as of December 31, 2022 and December 31, 2021, respectively. The portion of unassigned funds (surplus) represented or reduced by non-admitted assets was $223,840 thousand and $40,545 thousand as of December 31, 2022 and December 31, 2021, respectively. The portion of unassigned funds (surplus) represented or reduced by AVR was $106,073 thousand and $225,711 thousand as of December 31, 2022 and December 31, 2021, respectively. The amount of unassigned surplus funds for the Company was $576,826 thousand and $549,242 thousand as of December 31, 2022 and December 31, 2021 respectively.

11.	CONTINGENCIES

11A.	Contingent Commitments

The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amount of unfunded commitments at December 31, 2022 was $113,122 thousand all of which were related to limited partnership interests and due within one year. Related party transactions comprise $35,000 thousand of the unfunded limited partnership interests at December 31, 2022.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

11B.	Assessments

The Company had no contingencies for guaranty assessments to report at December 31, 2022 or December 31, 2021. The Company had $0 and $341 thousand included in Guaranty funds receivable or on deposit at December 31, 2022 and December 31, 2021, respectively, from various states that allow the recovery of the assessment as a credit on their respective tax returns.

(in thousands)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2021:	$341
Decreases in 2022:
Credits utilized as premium tax offset	341
Increases in 2022:
Assessments paid generating future credit offset	—

Assets recognized from paid and accrued premium tax offsets as of December 31, 2022:	$0

11C.	Gain Contingencies

There were no gain contingencies recognized by the Company during 2022 or 2021.

11D.	Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming From Lawsuits

For the year ended December 31, 2022, there were no claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

The Company paid $133 thousand for the year ended December 31, 2021, to settle 0-25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

The Company paid $2,175 thousand for the year ended December 31, 2020, to settle 0-25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

11E.	Joint and Several Liability

The Company had no Joint and Several Liability arrangements accounted for under SSAP No. 5R as of December 31, 2022.

11F.	All Other Contingencies

(1)	Uncollectible Asset Balances

The Company has no balance that is reasonably possible to be uncollectible for assets covered by SSAP No.s 6, 47 or 66.

(2)	Other Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company’s financial position, results of operations, or cash flows.

The Company, its parent company, and certain of its affiliates are defendants in legal actions, including class actions, relating to the costs and features of their retirement and fund products and the conduct of their businesses. Management believes the claims are without merit and will be vigorously defending these actions. Based on the information presently known, these actions will not have a material adverse effect on the financial position of the Company.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

12.	LEASES

12A.	Lessee Operating Leases

The Company has not entered into any leasing arrangements as lessee that could have a material financial effect, either individually or in aggregate.

12B.	Lessor Leases

The Company had no operating leases or investment in leveraged leases during 2022 or 2021.

13.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The Company had no deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 and December 31, 2021.

14.	LOSS/CLAIM ADJUSTMENT EXPENSES

The Company had no change in incurred losses and no loss adjustment expenses.

15.	GAINS OR LOSS TO THE REPORTING ENTITY FROM UNINSURED A&H PLANS AND THE UNINSURED PORTION OF PARTIALLY INSURED PLANS

The Company has no accident and health insurance.

16.	DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS

During 2022, 2021 or 2020, there were $0 direct premiums written by Managing General Agents/Third Party Administrators.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

17.	FAIR VALUE MEASUREMENTS

(1) Fair Value Measurements at Reporting Date

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	12/31/2022
	( in thousands)
Assets:	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Other long-term invested assets
Limited partnerships	$—	$—	$—	$4,378	$4,378
Residual tranche	—	11,488	—	—	11,488
Separate account assets (1)	39,016,941	14,860,622	50,436	1,219,255	55,147,254
Total assets	$39,016,941	$14,872,110	$50,436	$1,223,633	$55,163,120

Liabilities:
Derivative instruments
Interest rate swaps	$—	$92,505	$—	$—	$92,505
Foreign currency forwards	—	359	—	—	359
Separate account liabilities (1)	4,201	1,198,381	—	—	1,202,582
Total liabilities	$4,201	$1,291,245	$—	$—	$1,295,446

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

12/31/2021
( in thousands)
(1) Description	(2) (Level 1)	(3) (Level 2)	(4) (Level 3)	(5) Net Asset Value (NAV)	(6) Total
Assets at fair value
Bonds:
U.S. Governments	$—	$—	$—	$—	$—
Industrial and Misc	325,582	20	—	—	325,602
Total Bonds	$325,582	$20	$—	$—	$325,602

Cash, Cash Equivalents and Short-Term Investments:
Industrial and Misc	$—	$432,590	$—	$—	$432,590
Total Cash, Cash Equivalents and Short-Term Investments	$—	$432,590	$—	$—	$432,590

Common Stock:
Industrial and Misc	$—	$5,841	$—	$—	$5,841
Total Common Stocks	$—	$5,841	$—	$—	$5,841

Derivative assets:
Currency swaps	$—	$136,580	$—	$—	$136,580
Interest rate swaps	—	148,673	—	—	148,673
Total return swaps	—	—	—	—	—
Options	776	—	—	—	776

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

12/31/2021
( in thousands)
(1) Description	(2) (Level 1)	(3) (Level 2)	(4) (Level 3)	(5) Net Asset Value (NAV)	(6) Total
Currency forwards	—	10,333	—	—	10,333
Total Derivative assets	$776	$295,586	$—	$—	$296,362

Separate account assets (a)	$48,529,517	$19,694,343	$550,906	$1,808,569	$70,583,335

Total assets at fair value/NAV	$48,855,875	$20,428,380	$550,906	$1,808,569	$71,643,730

Liabilities at fair value
Derivative liabilities:
Currency swaps	$—	$32,022	$—	$—	$32,022
Interest rate swaps	—	140,371	—	—	140,371
Total return swaps	—	8,062	—	—	8,062
Credit default swaps	—	—	—	—	—
Currency forwards	—	713	—	—	713
Total Derivative liabilities	$—	$181,168	$—	$—	$181,168
Total liabilities at fair value	$—	$181,168	$—	$—	$181,168

a.

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

(2) Fair Value Measurements in (Level 3) of the Fair Value Hierarchy

The following table presents changes in fair value of Level 3 assets and the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets still held at December 31, 2022 and 2021:

	12/31/2022
	(in thousands)
	Balance at 01/01/2022	Transfers into Level 3	Transfers out of Level 3	Total gains/ (losses) included in Net Income	Total gains/ (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Balance at 12/31/2022
a.Assets:
Separate accounts assets (a)	$550,906	$209,385	$(445,339)	$(1,483)	$(169,118)	$34,097	$10	$(100,110)	$(27,912)	$50,436
Total Assets	$550,906	$209,385	$(445,339)	$(1,483)	$(169,118)	$34,097	$10	$(100,110)	$(27,912)	$50,436

a.

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

	12/31/2021
	(in thousands)
	Balance at 01/01/2021	Transfers into Level 3	Transfers out of Level 3	Total gains/ (losses) included in Net Income	Total gains/ (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2021
Bonds:
Industrial and Misc	$367	$—	$—	($160)	$54	$1,875	$—	($2,136)	$—	$—
Common Stock:
Industrial and Misc	—	—	—	—	—	6,118	—	(6,118)	—	—
Derivatives	29	—	—	—	(29)	—	—	—	—	—
Separate accounts assets (a)	977,996	43,577	(105,914)	37,134	78,595	396,568	—	(673,213)	(203,837)	550,906
Total Assets	$978,392	$43,577	$(105,914)	$36,974	$78,620	$404,561	$—	$(681,467)	$(203,837)	$550,906
b. Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. As of December 31, 2022, there were no significant transfers into or out of Level 3.

(3) Fair Value Measurements

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

	12/31/2022
	(in thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$19,909,926	$21,711,551	$259,026	$19,650,900	$—	$—	$—
Common stock	5,150	5,150	—	5,150	—	—	—
Mortgage loans	4,321,996	4,663,515	—	4,321,996	—	—	—
Cash, cash equivalents, and short-term investments	566,700	566,731	539,148	27,552	—	—	—
Other long-term invested assets	15,866	15,866	—	11,488	—	4,378	—
Collateral under derivative counterparty collateral agreements	304,584	304,584	304,584	—	—	—	—

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

	12/31/2022
	(in thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Receivable for securities	23,695	23,342	—	23,695	—	—	—
Derivative instruments	168,831	132,656	1,471	167,360	—	—	—
Separate account assets	55,644,493	55,672,515	39,031,615	15,240,640	50,436	1,321,802	—
Total Assets	$80,961,241	$83,095,910	$40,135,844	$39,448,781	$50,436	$1,326,180	$—
Liabilities:
Deposit-type contracts	$16,861,241	$22,603,272	$—	$16,861,241	$—	$—	$—
Collateral under derivative counterparty collateral agreements	172,710	172,710	172,710	—	—	—	—
Payable for securities	23,422	23,422	—	23,422	—	—	—
Derivative instruments	93,964	93,049	—	93,964	—	—	—
Separate account liabilities	1,202,581	1,202,582	4,201	1,198,380	—	—	—
Total Liabilities	$18,353,918	$24,095,035	$176,911	$18,177,007	$—	$—	$—

	12/31/2021
	(in thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$23,030,607	$22,501,540	$325,582	$21,781,452	$923,574	$—	$—
Common stock	5,841	5,841	—	5,841	—	—	—
Mortgage loans	5,108,153	5,067,370	—	—	5,108,153	—	—
Cash, cash equivalents, and short-term investments	921,347	921,387	137,406	783,941	—	—	—
Derivative instruments	330,971	320,585	1,034	329,936	—	—	—
Separate account assets	71,188,575	71,157,058	48,529,640	20,284,156	566,210	1,808,569	—
Total Assets	$100,585,494	$99,973,781	$48,993,662	$43,185,326	$6,597,937	$1,808,569	$—

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

	12/31/2021
	(in thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Liabilities:
Deposit-type contracts	$26,657,289	$25,985,307	$—	$—	$26,657,289	$—	$—
Collateral under derivative counterparty collateral agreements	6	6	—	6	—	—	—
Derivative instruments	185,406	189,241	164	185,242	—	—	—
Separate account liabilities	71,156,212	71,155,907	—	68,455,734	2,700,478	—	—
Total Liabilities	$97,998,913	$97,330,461	$164	$68,640,982	$29,357,767	$—	$—

Bonds and common stock

The fair values for bonds and common stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Prior to December 31, 2022, mortgage loan fair value inputs were considered unobservable and were included in the Level 3 category. However, management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy. Therefore, the Company has reclassified mortgage loans as Level 2.

Cash, cash equivalents, short-term investments, and receivable and payable for securities

The amortized cost of cash, cash equivalents, short-term investments, and receivable and payable for securities is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds.

Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value, determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, which are estimated to be liquidated over the next one to 10 years. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions.

Collateral under derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps, interest rate swaptions, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices, and interest rate swap futures are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Prior to December 31, 2022, certain securities fair value valuation inputs were considered unobservable and classified as Level 3. With the acquisition by EAICA on April 1, 2022, the Company adopted a fair value estimate, using discounted cash flow models with market observable pricing inputs and are classified as Level 2.

Deposit-type contracts

Prior to December 31, 2022, deposit-type contract fair value valuation inputs were considered unobservable and classified as Level 3. With the acquisition by EAICA on April 1, 2022, the Company adopted a fair value estimate, using discounted liability calculations that utilize observable, current market interest rates and is classified as Level 2.

18.	OTHER ITEMS

Other Disclosures and Unusual Items

As of April 1, 2022, after receiving all regulatory approvals and satisfying all customary closing conditions, EAICA closed on the acquisition of the PFI full service retirement business primarily through a combination of (i) the sale of all of the outstanding equity interests of certain legal entities, including the Company; (ii) the ceding of certain insurance policies through reinsurance; and (iii) the sale, transfer and/or novation of certain in-scope contracts and brokerage accounts.

The Prudential acquisition pertains exclusively to the full-service business written by the Company and therefore excludes any contractual rights and obligations, assets, liabilities and surplus associated with any non-full service business written by the Company (the “Excluded Business”). This population of Excluded Business primarily consisted of the Company’s Institutional Investment Products which includes LRT business products, Guaranteed Cost and Pripar contracts (“PRT” business) and certain separate accounts.

In order to exclude these assets from the sale of the Company, the Company novated, through assumption reinsurance the rights and obligations, assets, liabilities and surplus associated with any Excluded Business prior to the close of the

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

sale. The LRT Excluded Business was novated effective December 31, 2021 subsequent to all necessary policyholder and regulator approvals. The impact of the novation on the Company was a decrease in assets of $258,622 thousand, a decrease in liabilities of $257,333 thousand and a decrease in surplus of $1,289 thousand. The PRT and separate account components of the Excluded Business novated on February 1, 2022. The impact that the PRT and separate account novation had on the Company upon novation in 2022 was a decrease in assets of $6,834,464 thousand, a decrease in liabilities of $6,769,060 thousand and a decrease in surplus of $65,404 thousand.

19.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS

Life and Annuity Reserves

Reserves for annuities purchased under group contracts are equal to the present value of future payments, using prescribed mortality tables and interest rates. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract.

Reserves for the reinsurance contracts that reinsure a portion of a United Kingdom pension plan have been novated from the Company to PICA as of December 31, 2021. Please see Note 18 for information related to the novation.

The reserve items above have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the CT Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Company has no policies that provide for waiver of the deduction of deferred fractional premiums upon death of the insured or for return of a portion of final premium for periods beyond the date of death. The Company does not promise surrender values in excess of the legally computed reserves.

The Company has no policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives.

The tabular interest and the tabular less actual reserve released have been determined from the basic data.

The tabular interest on deposit funds not involving life contingencies reflects investment experience of the underlying assets.

The Company has no policies in force for which Tabular Cost is applicable.

The Company’s actuarial reserves are also subject to asset adequacy testing analysis, in accordance with the Actuarial Opinion and Memorandum Regulation (“AOMR”), to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $0 at December 31, 2022, the same as the prior year.

As of December 31, 2022, the Company had no change in reserves due to a change in valuation basis for life and annuity reserves.

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

As of December 31, 2021, the change in reserves due to a change in valuation basis, for life and annuity reserves, was an increase of $78,000 thousand which was due to the below. As of March 31, 2022, these reserves have been novated from the Company to PICA.

($ in thousands)

Item	Total	Industrial Life	Ordinary			Credit Life Group and Individual	Group
			Life Insurance	Individual Annuities	Supplementary Contracts		Life Insurance	Annuities
94 GAR Various Rates Immediate and Deferred	$78,000	$—	$—	$—	$—	$—	$—	$78,000
Total	$78,000	$—	$—	$—	$—	$—	$—	$78,000

20.	ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The following tables are an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	3,464	—	3,464	100.0%

Total with market value adjustment or at fair value	—	3,464	—	3,464	100.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—	—	—	0.0%
Not subject to discretionary withdrawal	—	—	—	—	0.0%

Total (Gross: Direct + Assumed)	—	3,464	—	3,464	100.0%
Reinsurance ceded	—	—	—	—

Total (Net)	$—	$3,464	$—	$3,464

Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	3,386,542	—	3,386,542	93.9%

Total with market value adjustment or at fair value	—	3,386,542	—	3,386,542	93.9%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—	—	—	0.0%
Not subject to discretionary withdrawal	218,871	—	—	218,871	6.1%

Total (Gross: Direct + Assumed)	218,871	3,386,542	—	3,605,413	100.0%
Reinsurance ceded	18,515	—	—	18,515

Total (Net)	$200,356	$3,386,542	$—	$3,586,898

Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
DEPOSIT-TYPE CONTRACTS (no life contingencies):
Subject to discretionary withdrawal:
With market value adjustment	$20,858,661	$—	$525,636	$21,384,297	28.5%
At book value less current surrender charge of 5% or more (1)	16,336	—	—	16,336	0.0%
At fair value	—	1,846,999	46,018,945	47,865,944	63.7%

Total with market value adjustment or at fair value	20,874,997	1,846,999	46,544,581	69,266,577	92.2%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,459,187	1,063,186	(12)	2,522,361	3.4%
Not subject to discretionary withdrawal	3,350,595	—	—	3,350,595	4.4%

Total (Gross: Direct + Assumed)	25,684,779	2,910,185	46,544,569	75,139,533	100.0%
Reinsurance ceded	3,081,506	—	—	3,081,506

Total (Net)	$22,603,273	$2,910,185	$46,544,569	$72,058,027

Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in thousands)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$22,803,629	$—	$—	$22,803,629
Separate Accounts Annual Statement	—	6,300,191	46,544,569	52,844,760

Total annuity actuarial reserves and deposit liabilities	$22,803,629	$6,300,191	$46,544,569	$75,648,389

The following tables are an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
INDIVIDUAL ANNUITIES:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	5,289	—	5,289	100.0%

Total with market value adjustment or at fair value	—	5,289	—	5,289	100.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—	—	—	0.0%
Not subject to discretionary withdrawal	—	—	—	—	0.0%

Total (Gross: Direct + Assumed)	—	5,289	—	5,289	100.0%
Reinsurance ceded	—	—	—	—

Total (Net)	$—	$5,289	$—	$5,289

Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	3,625,156	—	3,625,156	80.6%

Total with market value adjustment or at fair value	—	3,625,156	—	3,625,156	80.6%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—	—	—	0.0%
Not subject to discretionary withdrawal	700,680	169,458	—	870,138	19.4%

Total (Gross: Direct + Assumed)	700,680	3,794,614	—	4,495,294	100.0%
Reinsurance ceded	8	—	—	8

Total (Net)	$700,672	$3,794,614	$—	$4,495,286

Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$24,139,943	$—	$528,430	$24,668,373	26.7%
At book value less current surrender charge of 5% or more (1)	16,615	—	—	16,615	0.0%
At fair value	—	2,144,621	62,615,025	64,759,646	70.0%

Total with market value adjustment or at fair value	24,156,558	2,144,621	63,143,455	89,444,634	96.7%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,480,759	1,183,292	—	2,664,051	2.9%
Not subject to discretionary withdrawal	347,990	34,174	—	382,164	0.4%

Total (Gross: Direct + Assumed)	25,985,307	3,362,087	63,143,455	92,490,849	100.0%
Reinsurance ceded	—	—	—	—

Total (Net)	$25,985,307	$3,362,087	$63,143,455	$92,490,849

Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in thousands)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$26,685,978	$—	$—	$26,685,978
Separate Accounts Annual Statement	—	7,161,991	63,143,455	70,305,446

Total annuity actuarial reserves and deposit liabilities	$26,685,978	$7,161,991	$63,143,455	$96,991,424

21.	SEPARATE ACCOUNTS

21A.
(1)

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration and surrender charges on the accounts are included in the “Other income (loss).”

(2)

In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2022, the Company’s Separate Account statement included legally insulated assets of $55,672,357 thousand. The assets legally insulated from the General Account as of December 31, 2022 are attributed to the following products/transactions:

	(in thousands)
Product/Transaction	Legally Insulated Assets*	Separate Account Assets (Not Legally Insulated)
Individual Annuity Contracts - Not reclassed to the General Account**	$3,464	$—
Group Annuity Contracts - Not reclassed to the General Account	54,596,841	146
Group Annuity Contracts - Reclassed to the General Account for GAAP	1,072,052	12
Pension Risk Transfer Group Annuity Contracts - Not reclassed to the General Account**	—	—
Total*	$55,672,357	$158

*In addition to assets supporting contract holder liabilities, the legally insulated assets above include assets supporting other liabilities. The majority of these other liabilities relate to payable for securities purchased and cash collateral held for loaned securities.

**Revised to correct amounts reported in the 2022 annual statement.

(3)

Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2022, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $0. To compensate

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underlying charge), has paid risk charges of $159 thousand, $1,451 thousand and $995 thousand as of December 31, 2022, 2021 and 2020, respectively.

As of December 31, 2022, 2021 and 2020, the Company’s General Account has paid $0 thousand, $14,410 thousand and $13,989 thousand, respectively, towards Separate Account guarantees.

(4)

The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2022, and December 31, 2021 the amount of loaned securities within the Separate Accounts was $0 thousand and $17,749 thousand, respectively.

21B.	General Nature and Characteristics of Separate Accounts

Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and other clients. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

The following tables provide the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	12/31/2022
	(1)	(2) Nonindexed Guarantee Less than/equal to 4%	(3) Nonindexed Guarantee more than 4%	(4) Nonguaranteed Separate Accounts	(5)
	Indexed				Total
	(in thousands)

(1) Premiums, considerations or deposits for period ended 12/31/2022	$—	$5,550,883	$—	$5,293,843	$10,844,726

(2) Reserves as of 12/31/2022 for accounts with assets at:

a. Market Value	—	6,300,191	—	46,018,932	52,319,123

b. Amortized Cost	—	—	—	525,636	525,636

c. Total Reserves	$—	$6,300,191	$—	$46,544,568	$52,844,759

(3) By withdrawal characteristics

a. Subject to discretionary withdrawal:

1. With MV adjustment	—	—	—	525,636	525,636

2. At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—	—

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

	12/31/2022
	(1)	(2) Nonindexed Guarantee Less than/equal to 4%	(3) Nonindexed Guarantee more than 4%	(4) Nonguaranteed Separate Accounts	(5)
	Indexed				Total
	(in thousands)

3. At market value	—	5,237,005	—	46,018,932	51,255,937

4. At book value without MV adjustment and with current surrender charge of less than 5%	—	1,063,186	—	—	1,063,186

5. Subtotal	$—	$6,300,191	$—	$46,544,568	$52,844,759

b. Not subject to discretionary withdrawal:	—	—	—	—	—

c. Total	$—	$6,300,191	$—	$46,544,568	$52,844,759

	12/31/2021
	(1)	(2) Nonindexed Guarantee Less than/equal to 4%	(3) Nonindexed Guarantee more than 4%	(4) Nonguaranteed Separate Accounts	(5)
	Indexed				Total
	(in thousands)

(1) Premiums, considerations or deposits for period ended 12/31/2021	$—	$7,427,550	($16,675)	$6,987,125	$14,398,000

(2) Reserves as of 12/31/2021 for accounts with assets at:

a. Market Value	—	6,958,358	—	62,615,025	69,573,383

b. Amortized Cost	—	—	203,632	528,430	732,062

c. Total Reserves	$—	$6,958,358	$203,632	$63,143,455	$70,305,445

(3) By withdrawal characteristics

a. Subject to discretionary withdrawal:

1. With MV adjustment	—	—	—	528,430	528,430

2. At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—	—

3. At market value	—	5,775,067	—	62,615,025	68,390,092

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

	12/31/2021
	(1)	(2) Nonindexed Guarantee Less than/equal to 4%	(3) Nonindexed Guarantee more than 4%	(4) Nonguaranteed Separate Accounts	(5)
	Indexed				Total
	(in thousands)

4. At book value without MV adjustment and with current surrender charge of less than 5%	—	1,183,292	—	—	1,183,292

5. Subtotal	$—	$6,958,359	$—	$63,143,455	$70,101,814

b. Not subject to discretionary withdrawal:	—	—	203,632	—	203,632

c. Total	$—	$6,958,359	$203,632	$63,143,455	$70,305,446

	12/31/2020
	(1)	(2) Nonindexed Guarantee Less than/equal to 4%	(3) Nonindexed Guarantee more than 4%	(4) Nonguaranteed Separate Accounts	(5)
	Indexed				Total
	(in thousands)

(1) Premiums, considerations or deposits for period ended 12/31/2020	$—	$6,585,111	($13,044)	$5,960,716	$12,532,783

(2) Reserves as of 12/31/2020 for accounts with assets at:

a. Market Value	—	6,598,526	—	52,348,504	58,947,030

b. Amortized Cost	—	—	221,665	503,353	725,018

c. Total Reserves	$—	$6,598,526	$221,665	$52,851,857	$59,672,048

(3) By withdrawal characteristics

a. Subject to discretionary withdrawal:

1. With MV adjustment	—	—	—	503,353	503,353

2. At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—	—

3. At market value	—	5,246,925	—	52,348,504	57,595,429

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

	12/31/2020
	(1)	(2) Nonindexed Guarantee Less than/equal to 4%	(3) Nonindexed Guarantee more than 4%	(4) Nonguaranteed Separate Accounts	(5)
	Indexed				Total
	(in thousands)

4. At book value without MV adjustment and with current surrender charge of less than 5%	—	1,351,601	—	—	1,351,601

5. Subtotal	$—	$6,598,526	$—	$52,851,857	$59,450,383

b. Not subject to discretionary withdrawal:	—	—	221,665	—	221,665

c. Total	$—	$6,598,526	$221,665	$52,851,857	$59,672,048

Transfers as reported in the Summary of Operations of the Separate Accounts Statement:

	2022	2021	2020

	(in thousands)

a. Transfers to Separate Accounts	$967,971	$897,055	$650,164

b. Transfers from Separate Accounts	864,971	826,043	629,103

c. Net transfers to or (from) Separate Accounts (a)–(b)	$103,000	$71,012	$21,061

Reconciliation Adjustment:

2022
For separate account assets subject to the novation disclosed in Note 18, the transfer to the general account is offset by the impact of the novation to Prudential Insurance	$169,472

Transfers as reported in the Statutory Statements of Operations and Changes in Capital and Surplus	$272,472

EMPOWER ANNUITY INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2022, 2021 AND 2020

22.	RECONCILIATION BETWEEN AUDITED STATUTORY FINANCIAL STATEMENTS AND THE ANNUAL STATEMENT FILED WITH THE STATE OF DOMICILIARY

The following table presents amounts as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statements as of December 31, 2022:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in thousands)

Statements of Admitted Assets, Liabilities and Capital and Surplus:

Liabilities:
Asset valuation reserve	$149,886	$(43,813)	$106,073

Total Liabilities	81,887,094	(43,813)	81,843,281

Capital and Surplus:
Unassigned surplus	$533,013	$43,813	$576,826

Total capital and surplus	1,479,011	43,813	1,522,824

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in thousands)

Statements of Operations and Changes in Capital and Surplus:

Change in asset valuation reserve	$75,824	$43,813	$119,637

Change in unassigned surplus	(16,229)	43,813	27,584

Capital and Surplus, End of Year	1,479,011	43,813	1,522,824

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in thousands)

Statement of Cash Flows:

Cash Flow from Operating Activities:

Federal income taxes	$50,251	$(24,492)	$25,759

Net cash provided by operating activities	770,481	(24,492)	745,989

Cash Flow from Investing Activities:

Miscellaneous payments	$(18,264)	$15,189	$(3,075)

Net cash (used in)/provided by investing activities	429,927	15,189	445,116

Cash Flow from Financing Activities:

Other financing activities	$(498,667)	$9,303	$(489,364)

Net cash provided by/(used in) financing activities	(1,555,064)	9,303	(1,545,761)

EMPOWER ANNUITY INSURANCE COMPANY

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA

FOR THE YEAR ENDED DECEMBER 31, 2022

(in thousands)
Investment Income Earned:
U.S. Government Bonds	$3,128
Other bonds (unaffiliated)	640,318
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks affiliated	—
Common stocks (unaffiliated)	60
Common stocks of affiliates	—
Mortgages loans	144,910
Real estate	—
Premium notes, policy loans and liens	—
Cash, cash equivalents and short-term investments	4,998
Derivative Instruments	35,867
Other Invested Assets	72
Aggregate write-ins for investment income	933

Gross investment income	$830,286

Real Estate Owned - Book Value less Encumbrances	$—

Mortgage Loans - Book Value:
Agriculture mortgages	$—
Residential mortgages	—
Commercial mortgages	4,663,515

Total mortgage loans	$4,663,515

Mortgage Loans by Standing - Book Value:
Good standing	$4,663,515
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$4,663,515

Other Long Term Assets - Statement Value	$15,866

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$—

Preferred Stocks	$—

Common Stocks	$—

EMPOWER ANNUITY INSURANCE COMPANY

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA

FOR THE YEAR ENDED DECEMBER 31, 2022

(in thousands)
Bonds, Short - Term Investments, and Cash Equivalents by NAIC Designation and Maturity:
By Maturity - Statement Value
Due within one year or less	$2,766,757
Over 1 year through 5 years	11,198,601
Over 5 years through 10 years	6,926,543
Over 10 years through 20 years	732,805
Over 20 years	114,427

Total by Maturity	$21,739,133

By NAIC Designation - Statement Value
NAIC 1	$13,372,614
NAIC 2	7,843,341
NAIC 3	425,363
NAIC 4	77,385
NAIC 5	20,430
NAIC 6	—

Total by NAIC Designation	$21,739,133

Total Publicly Traded	$12,043,391

Total Privately Placed	$9,695,742

Preferred Stocks - Statement Value	$—

Common Stocks - Market Value	$5,150

Short Term Investments - Book Value	$27,583

Options, Caps & Floors Owned - Statement Value	$—

Options, Caps & Floors Written and In Force - Statement Value	$—

Collar, Swap & Forward Agreements Open - Statement Value	$39,608

Futures Contracts Open - Current Value	$19,988

Cash on Deposit	$188,680

Annuities:
Ordinary
Immediate - Amount of Income Payable	$—

Deferred - Fully Paid Account Balance	$—

Deferred - Not Fully Paid Account Balance	$—

Group
Amount of Income Payable	$25,661

Fully Paid Account Balance	$15,727

Not Fully Paid Account Balance	$—

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$22,603,273

Dividend Accumulations - Account Balance	$—

EMPOWER ANNUITY INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE

FOR THE YEAR ENDED DECEMBER 31, 2022

(in thousands)

Total admitted assets as reported in the Company’s Annual Statement:	$27,693,590

The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in thousands)

Money Market Funds - FEDERATED	$331,464	1.2%

K Notes - ING BANK NV	$245,000	0.9%

Bonds - FNMA	$235,770	0.9%

Mortgages - THOMSON LOGISTICS ASSETS LLC	$231,804	0.8%

Mortgages - RANGER A-TX LP	$219,498	0.8%

Bonds - NESTLE HOLDINGS INC	$186,399	0.7%

Mortgages - MG AT BANKERS HILL LP	$183,378	0.7%

Mortgages - CICF I—CA1M01-M02, LLC	$181,979	0.7%

Bonds - BANK OF NEW YORK MELLON CORP	$166,354	0.6%

Mortgages - OMNI RLP HOLDINGS LLC	$163,943	0.6%

Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
	($ in thousands)			($ in thousands)

NAIC-1	$13,372,615	48.3%	NAIC 1	$—	0.0%

NAIC-2	$7,843,341	28.3%	NAIC 2	$—	0.0%

NAIC-3	$425,363	1.5%	NAIC 3	$—	0.0%

NAIC-4	$77,385	0.3%	NAIC 4	$—	0.0%

NAIC-5	$20,430	0.1%	NAIC 5	$—	0.0%

NAIC-6	$—	0.0%	NAIC 6	$—	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$5,750,203	20.8%

Foreign-currency-denominated investments	$2,140,857	7.7%

Insurance liabilities denominated in that same foreign currency	$—	0.0%

EMPOWER ANNUITY INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE

FOR THE YEAR ENDED DECEMBER 31, 2022

	Book Value	Percentage of Total Admitted Assets
	($ in thousands)

Aggregate foreign investment exposure categorized by NAIC sovereign designation:

Countries designated NAIC-1	$5,343,229	19.3%

Countries designated NAIC-2	$342,690	1.2%

Countries designated NAIC-3 or below	$64,284	0.2%

Two largest foreign investment exposure to a single country, categorized by NAIC sovereign designation:

Countries designated NAIC-1:

Country: United Kingdom	$1,299,545	4.7%

Country: Netherlands	$987,517	3.6%

Countries designated NAIC-2:

Country: Mexico	$129,328	0.5%

Country: Indonesia	$64,162	0.2%

Countries designated NAIC-3 or below:

Country: Virgin British Islands	$24,538	0.1%

Country: Faroe Islands	$18,160	0.1%

Aggregate unhedged foreign currency exposure:	$—	0.0%

Aggregate unhedged foreign currency exposure categorized by

NAIC sovereign rating:
Countries rated NAIC-1	$—	0.0%

Countries rated NAIC-2	$—	0.0%

Countries rated NAIC-3 or below	$—	0.0%

Largest unhedged foreign currency exposure by country,
categorized by the Country’s NAIC sovereign designation:

Countries rated NAIC-1:

Country:	$—	0.0%

Country:	$—	0.0%

EMPOWER ANNUITY INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE

FOR THE YEAR ENDED DECEMBER 31, 2022

The ten largest non-sovereign (i.e., non-governmental) foreign issues:
NAIC-1- ING BANK INV	$245,000	0.9%

NAIC-1- BNP PARIBAS	$133,284	0.5%

NAIC-1- NATIXIS SA	$125,000	0.5%

NAIC-1- SUMITOMO MITSUI FINANCIAL GRP	$92,999	0.3%

NAIC-CM1- CBRE DUTCH OFFICE FUND	$76,189	0.3%

NAIC-2- SHIRE ACQ INV IRELAND DA	$72,546	0.3%

NAIC-1- MITSUBISHI UFJ FINANCIAL GROUP	$69,035	0.2%

NAIC-1- NTT FINANCE CORP	$66,393	0.2%

NAIC-1- CSL FINANCE PTY LIMITED	$65,275	0.2%

NAIC-2- CHARTER HALL WHOLESALE MGT LTD	$65,252	0.2%

The ten largest fund managers:

Fund Manager	Total Invested	Diversified	Nondiversified
FEDERATED	$331,464	$331,464	$—

DREYFUS GOVERNMENT CASH MGMT	$19,005	$19,005	$—

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

Commercial	$231,804	0.8%

Commercial	$219,498	0.8%

Commercial	$183,378	0.7%

Commercial	$181,979	0.7%

Commercial	$163,943	0.6%

Commercial	$140,329	0.5%

Commercial	$131,148	0.5%

Commercial	$109,413	0.4%

Commercial	$101,274	0.4%

Commercial	$95,094	0.3%

EMPOWER ANNUITY INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE

FOR THE YEAR ENDED DECEMBER 31, 2022

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural

Loan-to-Value	Book Value	Percentage	Book Value	Percentage	Book Value	Percentage
	($ in thousands)		($ in thousands)		($ in thousands)
Above 95%	$—	0.0%	$—	0.0%	$—	0.0%

91% to 95%	$—	0.0%	$—	0.0%	$—	0.0%

81% to 90%	$—	0.0%	$10,378	0.0%	$—	0.0%

71% to 80%	$—	0.0%	$1,972	0.0%	$—	0.0%

Below 70%	$—	0.0%	$4,651,166	16.8%	$—	0.0%

	Book Value	Percentage
	($ in thousands)
Construction loans	$—	0.0%

Mortgage loans over 90 days past due	$—	0.0%

Mortgage loans in the process of foreclosure	$—	0.0%

Mortgage loans foreclosed	$—	0.0%

Restructured mortgage loans	$—	0.0%

The amounts and percentage of the Company’s total admitted assets subject to the following types of agreements:

	At Year-end		(UNAUDITED) At End of Each Quarter

	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in thousands)		($ in thousands)
Securities lending (do not include assets held as collateral for such transactions)	$—	0.0%	$—	$—	$—

Repurchase agreements	$—	0.0%	$—	$—	$—

Reverse repurchase agreements	$—	0.0%	$—	$—	$—

Dollar repurchase agreements	$—	0.0%	$—	$—	$—

Dollar reverse agreements	$—	0.0%	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE

FOR THE YEAR ENDED DECEMBER 31, 2022

The amounts and percentages of the Company’s total admitted assets for warrants not attached to the other financial instruments, opinions, caps, and floors:

	Owned		Written

	Book Value	Percentage	Book Value	Percentage
	($ in thousands)		($ in thousands)
Hedging	$—	0.0%	$—	0.0%

Income Generations	$—	0.0%	$—	0.0%

Other	$—	0.0%	$—	0.0%

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps and forwards:

	At Year-end		(UNAUDITED) At End of Each Quarter

	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in thousands)		($ in thousands)
Hedging	$36,774	0.1%	$—	$40,897	$38,488

Income Generation	$—	0.0%	$—	$—	$—

Replication	$—	0.0%	$—	$—	$—

Other	$—	0.0%	$—	$—	$50

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year-end		(UNAUDITED) At End of Each Quarter

	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in thousands)		($ in thousands)
Hedging	$15,845	0.1%	$—	$19,081	$18,701

Income Generation	$—	0.0%	$—	$—	$—

Replication	$—	0.0%	$—	$—	$—

Other	$—	0.0%	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY

SUMMARY INVESTMENT SCHEDULE

FOR THE YEAR ENDED DECEMBER 31, 2022

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage
	($ in thousands)		($ in thousands)

Long-Term Bonds:
U.S. governments	$128,885	0.5%	$128,885	0.5%
All other governments	352,449	1.3%	352,449	1.3%
U.S. states, territories, and possessions, etc. guaranteed	31,244	0.1%	31,244	0.1%
U.S. political subdivisions of states, territories, and possessions, guaranteed	8,256	0.0%	8,256	0.0%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	596,384	2.2%	596,384	2.2%
Industrial and miscellaneous*	20,252,839	74.7%	20,252,839	74.7%
Hybrid securities*	217	0.0%	217	0.0%
Parent, subsidiaries, and affiliates	—	0.0%	—	0.0%
SVO identified funds	334,713	1.2%	334,713	1.2%
Unaffiliated bank loans	6,564	0.0%	6,564	0.0%

Total long-term bonds	$21,711,551	80.0%	$21,711,551	80.0%

Preferred stocks:
Industrial and miscellaneous (unaffiliated)	$—	0.0%	$—	0.0%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%

Total preferred stocks	$—	0.0%	$—	0.0%

Common stocks:
Industrial and miscellaneous publicly traded (unaffiliated)	$—	0.0%	$—	0.0%
Industrial and miscellaneous other (unaffiliated)	5,150	0.0%	5,150	0.0%
Parent, subsidiaries and affiliates publicly traded	—	0.0%	—	0.0%

*Revised to correct amounts reported in the 2022 annual statement.

EMPOWER ANNUITY INSURANCE COMPANY

SUMMARY INVESTMENT SCHEDULE

FOR THE YEAR ENDED DECEMBER 31, 2022

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage
	($ in thousands)		($ in thousands)
Parent, subsidiaries and affiliates Other	—	0.0%	—	0.0%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%

Total common stocks	$5,150	0.0%	$5,150	0.0%

Mortgage loans:
Agricultural	$—	0.0%	$—	0.0%
Residential properties	—	0.0%	—	0.0%
Commercial loans	4,664,125	17.2%	4,664,125	17.2%
Mezzanine real estate loans	—	0.0%	—	0.0%
Total valuation allowance	(611)	0.0%	(611)	0.0%

Total mortgage loans	$4,663,514	17.2%	$4,663,514	17.2%

Real Estate Investments:
Property occupied by company	$—	0.0%	$—	0.0%
Property held for production of income	—	0.0%	—	0.0%
Property held for sale	—	0.0%	—	0.0%

Total real estate	$—	0.0%	$—	0.0%

Cash, cash equivalents and short-term investments:
Cash	$188,680	0.7%	$188,680	0.7%
Cash equivalents	350,469	1.3%	350,469	1.3%
Short-term investments	27,583	0.1%	27,583	0.1%

Total cash, cash equivalents and short-term investments	$566,732	2.1%	$566,732	2.1%

Policy Loans	$—	0.0%	$—	0.0%
Other invested assets	15,868	0.1%	15,866	0.1%
Derivatives	132,656	0.5%	132,656	0.5%
Receivables for securities	23,342	0.1%	23,342	0.1%
Write-in for invested assets	—	0.0%	—	0.0%

Total Invested Assets	$27,118,813	100.0%	$27,118,811	100.0%

EMPOWER ANNUITY INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

FOR THE YEAR ENDED DECEMBER 31, 2022

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes                            No            X

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes                            No            X

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.	Provisions that permit settlements to be made less frequently than quarterly;
c.	Provisions that permit payments due from the reinsurer to not be made in cash within ninety days of the settlement date (unless there is no activity during the period); or
d.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes                            No            X

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Assumption reinsurance – new for the reporting period (1)	Yes No X
Non-proportional reinsurance, which does not result in significant surplus relief	Yes No X

5.

Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.	Accounted for that contract as reinsurance under SAP and as a deposit under GAAP

Yes                            No                            N/A        X

b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes                            No                            N/A        X

(1)

This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

PART C

OTHER INFORMATION

ITEM 27. EXHIBITS

(a)

Resolution of the Board of Directors of Prudential Retirement Insurance and Annuity Company authorizing establishment of the PRIAC Variable Contract Account A. Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(b)	N/A

(c)

Distribution Agreement between Prudential Investment Management Services LLC (Underwriter) and Prudential Retirement Insurance and Annuity Company (Depositor). Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(d)

(1) Group Variable Annuity Contract. Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on August 10, 2021 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(2)  Active Life Certificate. Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on August 10, 2021 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(3)  Active Life Certificate Rider Incorporated by reference to Post-Effective Amendment No. 9 to N-4 Registration Statement No. 333-139334 filed via EDGAR on April 14, 2014 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(e)

Application for Group Variable Annuity Contract. Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on August 10, 2021 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(f)

(1) Articles of Incorporation of Prudential Retirement Insurance and Annuity Company, as amended March 31, 2004. Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(2)  By-laws of Prudential Retirement Insurance and Annuity Company, as amended June 2006. Incorporated by reference to Post-Effective Amendment No. 4 to N-4 Registration Statement No. 333-139334 filed via EDGAR on April 27, 2010 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(3)  Articles of Incorporation of Prudential Retirement Insurance and Annuity Company, as amended October 3, 2022. Incorporated by reference to Post-Effective Amendment No. 13 to N-4 Registration Statement No. 333-199286 filed via EDGAR on April 28, 2023 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(g)	N/A

(h)

(1) Fund Participation and Information Sharing Agreement among Prudential Retirement Insurance and Annuity Company, Advanced Series Trust, AST Investment Services, Inc., and Prudential Investments LLC. Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(2)  Amendment to Fund Participation and Information Sharing Agreement among Prudential Retirement Insurance and Annuity Company, Advanced Series Trust, AST Investment Services, Inc., and Prudential Investments LLC. Incorporated by reference to Post-Effective Amendment No. 7 to N-4 Registration Statement No. 333-139334 filed via EDGAR on April 15, 2013 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(3)  Trust Agreement Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(4)  Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc. and Prudential Retirement Insurance and Annuity Company. Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement No. 333-162553, filed December 28, 2011 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(5)  Addendum to Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc. and Prudential Retirement Insurance and Annuity Company. Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement No. 333-162553, filed April 13, 2012 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(6)  Amendment to the Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc. and Prudential Retirement Insurance and Annuity Company. Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement No. 333-199286, filed April 28, 2023 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(7)  Agreement between Fidelity and Empower Annuity Insurance Company. To be filed in subsequent 485(b) filing.

(i)	N/A

(j)	N/A

(k)	Consent and Opinion of Michele Drummey, Vice President and Assistant General Counsel, as to the legality of the securities being registered. Filed herewith.

(l)	(1) Written consent of Deloitte & Touche LLP. Filed herewith.

(2)  Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. Filed herewith.

(m)	N/A

(n)	N/A

(o)	N/A

(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing. Filed herewith.

(q)	N/A

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and major officers of Empower Annuity Insurance Company are listed below:

Name and Principal Business Address	Position and Offices with Depositor
Richard Linton (2)	Director & Chairman
Jonathan Kreider (1)	Director & Senior Vice President
Mary Maiers (1)	Director & Vice President
Tina Wilson (1)	Director & Senior Vice President
Harry Dalessio (3)	Director & Senior Vice President
Christine Moritz (1)	President & Chief Executive Officer

Kara Roe (1)	Chief Financial Officer & Controller
Jack Brown (1)	Chief Investment Officer
Ken Schindler (1)	Chief Compliance Officer
Kelly Noble (1)	Chief Legal Officer & General Counsel
Zach Meier (1)	Legal Risk Officer
Vanessa Barker (1)	Treasurer & Vice President
Ryan Logsdon (1)	Deputy General Counsel & Corporate Secretary
Steven Butzine (1)	AML Officer
Douglas Peterson (1)	Entity CSO
Jeffrey Boschen (4)	Vice President
Douglas McIntosh (3)	Vice President
Regina Mattie (1)	Vice President
Jennifer Nyhouse (1)	Vice President
Jonathan Bartholomew (3)	Vice President
Kelly New (1)	Vice President
Jacob Cannon (1)	Head of Commercial Mortgage Lending
Tad Anderson (1)	Head of Corporate Bond Investments

(1)	8515 E. Orchard Road, Greenwood Village, CO 80111

(2)	100 Federal Street 18th Floor, Boston, MA 02110
(3)	280 Trumbull Street, Hartford, CT 06103
(4)	11500 Outlook Street, Overland Park, KS 66211

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Empower Annuity Insurance Company (“Empower”), a corporation organized under the laws of Connecticut, is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWLA”), a stock life insurance company organized under the laws of Colorado. GWLA is an indirect subsidiary of Power Corporation of Canada.

Empower may be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: PRIAC Variable Contract Account A, CIGNA Variable Annuity Separate Account I.

In addition, Empower and the Registrant may be deemed to be under common control with other entities that are direct or indirect subsidiaries of Power Corporation of Canada.

Organizational Chart – December 31, 2022

I	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust

99.999% - Pansolo Holding Inc.

51.30% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2022, 612,219,731 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 1,160,828,391.

Pansolo Holding Inc. owns directly and indirectly 48,363,392 SVS and 54,715,456 PPS, entitling Pansolo Holding Inc. to an aggregate percentage of voting rights of 595,517,952 or 51.3011% of the total voting rights attached to the shares of PCC.

II	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a voting interest in the following entities:

A.	Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada

100.0% - Power Financial Corporation

66.561% - Great-West Lifeco Inc.

100.0% - Great-West Financial (Nova Scotia) Co.

100.0% - Great-West Lifeco U.S. LLC

100.0% - Great-West Services Singapore I Private Limited

100.0% - Great-West Services Singapore II Private Limited

99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)

1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)

100.0% - Empower Holdings, Inc.

100.0% - Empower Annuity Insurance Company of America (Fed ID # 84-0467907 - NAIC # 68322, CO)

100.0% - Empower Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)

100.0% - Empower Advisory Group, LLC

100.0% - Empower Financial Services, Inc.

100.0% - Great-West Life & Annuity Insurance Company of South Carolina

100.0% - Empower Retirement, LLC

100.0% - Empower Capital Management, LLC

100.0% - Empower Trust Company, LLC

100.0% - Lottery Receivable Company One LLC

100.0% - LR Company II, L.L.C.

100.0% - Empower Plan Services, LLC

100.0% - Empower Insurance Agency, LLC

100.0% - Global Portfolio Strategies, Inc.

100.0% - Prudential Bank & Trust FSB

100.0% - Empower Annuity Insurance Company

100.0% - Comosa Reit, Corp.

100.0% - TBG Insurance Services Corporation

100.0% MC Insurance Agency Services, LLC

50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by MC Insurance Agency Services, LLC)

100.0% - Empower Personal Capital, LLC

100.0% - Personal Capital Corporation

100.0% - Personal Capital Advisors Corporation

100.0% - Personal Capital Services Corporation

99.99% - CL US Property Feeder II LP (0.01% owned by GWLRA GP LLC)

100.0% - Empower Securities Holdings, LLC

B.	Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada

100.0% - Power Financial Corporation

66.561% - Great-West Lifeco Inc.

100.0% - Great-West Financial (Nova Scotia) Co.

100.0% - Great-West Lifeco U.S. LLC

99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)

100.0% - Great-West Lifeco U.S. Holdings, LLC

1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)

100.0% - Putnam Investments, LLC

100.0% - Putnam Acquisition Financing, Inc.

100.0% - Putnam Acquisition Financing LLC

100.0% - Putnam U.S. Holdings I, LLC

20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)

100.0% - Putnam Investment Management, LLC

100.0% - Putnam Fiduciary Trust Company, LLC

100.0% - Putnam Investor Services, Inc.

100.0% - Putnam Retail Management GP, Inc.

1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)

99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)

100.0% - PanAgora Holdings, Inc.

80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)

100.0% - Putnam Investment Holdings, LLC

100.0% - 37 Capital Structured Credit General Partner, LLC

100.0% - Savings Investments, LLC

100.0% - Putnam Capital, L.L.C.

100.0% - 37 Capital General Partner, LLC

100.0% - 37 Capital Bluescale General Partner, LLC

100.0% - 37 Capital Private Mortgage II General Partner, LLC

100.0% - Putnam Advisory Holdings II, LLC

100.0% - Putnam Investments Australia Pty Limited

100.0% - Putnam Investments Japan Co., Ltd.

100.0% - Putnam International Distributors, Ltd.

100.0% - Putnam Investments Argentina S.A.

100.0% - Putnam Investments Limited

100.0% - The Putnam Advisory Company, LLC

100.0% - Putnam Advisory Holdings, LLC

100.0% - Putnam Investments Canada ULC

C.	The Canada Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada

100.0% - Power Financial Corporation

66.561% - Great-West Lifeco Inc.

100.0% - Great-West Lifeco LRCN Trust

100.0% - Great-West Lifeco U.S. LLC

100.0% - Great-West Lifeco US Finance 2019 I, LLC

100.0% - Great-West Lifeco US Finance 2019 II, LLC

100.0% - Great-West Lifeco Finance 2019, LLC

100.0% - Great-West Lifeco Finance 2019 II, LLC

100.0% - GW Lifeco U.S. Finance 2020, LLC

100.0% - Empower Finance 2020, LLC

1.0% - Great-West Lifeco U.S. Finance 2020 LP (99.0% owned by Great-West Lifeco, Inc.)

1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco, Inc.)

1.0% - Empower Finance 2020, LP (99.0% owned by Great-West Lifeco, Inc.)

99.0% - Great-West Lifeco U.S. Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)

100.0% - GW Lifeco US Finance 2020 5 Year, LLC

99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)

100.0% - Great-West Lifeco Finance 2018, LLC

100.0% - Great-West Lifeco Finance 2018 II, LLC

99.0% - Empower Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)

100.0% - Empower Finance 2020 A, LLC

100.0% - Empower Finance 2020 B, LLC

100.0% - Empower Finance 2020 C, LLC

99.0% - Great-West Lifeco US Finance 2019, LP (1.0% owned by 2142540 Ontario Inc.)

100.0% - Great-West Lifeco US Finance 2019, LLC

100.0% - Empower Finance UK 2021 Limited

100.0% - Empower Finance Swiss 2021 GmbH

18.5% - Portag3 Ventures LP

29.3% - Springboard II LP

33.3% - Portag3 Ventures II Affiliates LP

33.3% - Portag3 Ventures II LP

33.3% - Portag3 Ventures II International Investments Inc.

100.0% - 2142540 Ontario Inc.

100.0% - 2023308 Ontario Inc.

40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)

40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Canada Life Assurance Company)

100.0% Great-West Lifeco Finance 2017, LLC

100.0% - 2142540 Ontario Inc.

1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)

1.0% - Great-West Life US Finance 2019 LP (99% owned by Great-West Lifeco Inc.)

100.0% - 6109756 Canada Inc.

100.0% - 6922023 Canada Inc.

100.0% - 8563993 Canada Inc.

20.0% - 11249185 Canada Inc.

20.0% - Armstrong LP (1.0% owned by 11249185 Canada Inc.)

100% - Northleaf Capital Group Ltd.

100% - Northleaf Capital Partners Ltd.

100% - Northleaf PPP GP Ltd.

100% - Northleaf Secondary Partners III GP Ltd.

100% - Northleaf Mid-Market Infrastructure Partners GP Ltd.

100% - Northleaf SH288 GP Ltd.

100% - Northleaf Geothermal Holdings (Canada) GP Ltd.

100% - NSPC-L Holdings II GP Ltd.

49% - Northleaf Private Equity VIII GP Ltd.

100% - Northleaf Small Cell GP Ltd.

100% - NCP Terminals GP Ltd.

100% - Northleaf NICP III GP LLC

100% - Northleaf Music Copyright Ventures GP Ltd.

100% - NCP NWP US GP Ltd.

40% - Northleaf NICP III GP Ltd.

100% - NCP US Terminals GP LLC

100% - NCP Canadian Breaks GP LLC

100% - Northleaf Vault Holdings GP Ltd.

100% - NSPC-L GPC Ltd.

100% - NCP CSV Holdings GP Ltd.

100% - Northleaf Capital Advisors Ltd.

100% - Northleaf/PRD Holdco GP Ltd.

100% - Northleaf/PRD GP Ltd.

100% - Northleaf Trustees Limited

100% - Northleaf NVCF Holdings Ltd.

100% - Northleaf PE GP Ltd.

100% - Northleaf 2013-2014 Holdings Ltd.

100% - Northleaf PE GP Ltd.

100% - NCP 2015 Canadian Holdings Ltd.

100% - Northleaf Capital Partners (Canada) Ltd.

100% - Northleaf Capital Partners (Australia) Pty Ltd.

100% - Northleaf Capital Partners (UK) Limited

49% - Northleaf NICP GP Ltd.

49% - Northleaf NICP II GP Ltd.

100% - Northleaf Class C Holdings GP Ltd.

100% - Northleaf Capital Partners (USA) Inc.

100% - Annex Fund GP Ltd.

100% - Northleaf Capital Partners GP Ltd.

49% - Northleaf NICP Holdings GP Ltd.

100% - SW Holdings GP Ltd.

100% - Northleaf South Dundas GP Ltd.

100% - Northleaf NICP III Canadian Class C Holdings Ltd.

100% - Northleaf Millenium Holdings (US) GP Ltd.

100% - Northleaf Millennium Holdings (Canada) GP Ltd.

100% - Northleaf 1608 II Holdings Ltd.

100% - Northleaf NVCF II Holdings Ltd.

100% - Northleaf 2017-2018 PE Holdings Ltd.

100% - Northleaf 1855 Holdings Ltd.

49% - Northleaf Star Holdings GP Ltd.

100% - Northleaf Star GPC Ltd.

49% - Northleaf Private Credit GP Ltd.

100% - NPC GPC Ltd.

100% - Northleaf NPC I Holdings Ltd.

100% - Northleaf Lal Lal Holdings GP Ltd.

100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.

100% - NPC II GPC Ltd.

100% - NSPC GPC Ltd.

49% - NSPC GP Ltd.

49% - NSPC-L GP Ltd.

49% - NSPC-L Holdings GP Ltd.

49% - NPC I Holdings GP Ltd.

49% - Northleaf Private Credit II GP Ltd.

49% - Northleaf NCO GP Ltd.

100% - Northleaf NICP III Holdings Ltd.

100% - Northleaf CFOF Class C 2019 Ltd.

100% - Northleaf 010 II Holdings Ltd.

100% - NSPC International GP Ltd.

100% - NSPC-L International GP Ltd.

100% - Northleaf NCO Holdings Ltd.

100% - Northleaf NPE VIII Holdings Ltd.

100% - Northleaf NSP III Holdings Ltd.

63.17% - Northleaf Capital Holdings Ltd.

100% - Northleaf PE Holdings GP Ltd.

100% - Northleaf Capital Partners GP II Ltd.

49% - Northleaf NICP II Holdings GP Ltd.

100.0% - The Canada Life Assurance Company (NAIC #80659, MI)

99.9999% - CLUS CDN-LP (0.0001% owned by 4362014 Nova Scotia Company)

100.0% - Great-West US RE Holdings, Inc.

100.0% - CL Burlingame, LLC

10.0% - PGEW Burlingame, LLC

100.0% - EW PG – Airport Owner, LLC

100.0% - CL 25 North LLC

10.0% - 25 North Investors, LLC

100.0% - 25 North Investors SPE1, LLC

100.0% - 25 North Investors SPE3, LLC

100.0% - 25 North Investors SPE4-9, LLC

100.0% - Great-West US RE Acquisition, LLC

100.0% - EW GP Fund I LLC

100.0% - CL EVOX LLC

10.0% - EVOX Holdings LLC

100.0% - EVOX Holdings II LLC

100.0% - EVOX NJ Edison 65 LLC

100.0% - EVOX TRS LLC

100.0% - EVOX TN Smyrna 2699 LLC

100.0% - EVOX TX Sugar Land 12510 LLC

100.0% - EVOX OR Hillsboro 3550 LLC

100.0% - EVOX CA Oceanside 4665 LLC

100.0% - EVOX CA Fremont 43990 LLC

100.0% - EVOX AZ Chandler 800 LLC

100.0% - EVOX AZ Chandler Airpark LLC

100.0% - EVOX CO Centennial LLC

99.99% - CL US Property Feeder I LP (0.01% owned by GWLRA GP LLC)

41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)

100.0% - GWL THL Private Equity II Inc.

23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)

100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.

99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100.0% - T.H. Lee Interests

100.0% - Great-West Investors GP Inc.

1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)

100.0% - T.H. Lee Interests

77.0% - CDN US Direct RE Holdings Ltd. (23% owned by The Canada Life Insurance Company of Canada)

100.0% - Great-West US Direct Residential Holdings Inc.

100.0% - GWL Direct 425 Trade LLC

100.0% - GWL Direct 4471 + 4433 42nd LLC

100.0% - GWL Direct 32 Cambridge LLC

100.0% - Great-West US Direct RE Holdings Inc.

100.0% - GWL Direct 650 Almanor LLC

100.0% - GWL Direct 345 Cessna LLC

100.0% - GWL Direct 1925 Grove LLC

100.0% - CL GFP LLC

10.0% - GFP CL Holdings LLC

100.0% - GFP CL Maspeth 55-30, LLC

100.0% - GWL Direct 1 Bulfinch Place LLC

100.0% - Great-West US Direct RE Acquisition LLC

100.0% - GWL Direct 851 SW 34th LLC

100.0% - GWL Direct 12100 Rivera LLC

100.0% - GWL Direct 3209 Lionshead LLC

100.0% - GWL Direct 18701-18901 38th LLC

100.0% - GWL Direct 12900 Airport LLC

100.0% - GWL Direct 25200 Commercentre LLC

100.0% - GWL Direct 351-353 Maple LLC

100.0% - GWL Direct 260 Ace-5725 Amelia LLC

100.0% - GWL Direct 9485 Hwy 42 LLC

100.0% - GWL Direct Moonachie LLC

100.0% - GWL Direct 4785 Fulton LLC

100.0% - GWL Direct 7410 + 7419 Roosevelt LLC

100.0% - GWL Direct 11077 Rush LLC

96.0% - CL ACP Nassau, LLC

100.0% - EW Direct 1Nassau LLC

90.0% - CDN US Direct RE Holdings Ltd. (10% owned by The Canada Life Insurance Company of Canada)

100.0% - GWL Realty Advisors Inc.

100.0% - RAUS GP Holdings Inc.

100.0% - GWL U.S. Property Fund LP LLC

100.0% - GWLRA GP LLC

100.0% - GWL Plus GP LLC

100.0% - GWL Plus II GP LLC

100.0% - GWL GP LLC

100.0% - GWL RES GP LLC

0.01% - CL US Property Feeder I LP (99.99% owned by The Canada Life Assurance Company)

0.01% - CL US Property Feeder II LP (99.99% owned by Great-West Life & Annuity Insurance Company)

100.0% - RA Real Estate Inc.

0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company)

100% - RMA Properties Ltd.

100% - RMA Properties (Riverside) Ltd.

100.0% - GWL Realty Advisors Residential Inc.

100.0% - 2278372 Ontario Inc.

100.0% - 100039744 Ontario Inc.

87.5% - 555 Robson Holding Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)

80.0% - 1385456 B.C. Ltd. (20% owned by The Canada Life Insurance Company of Canada)

100.0% - 200 Graham Ltd.

100.0% - 801611 Ontario Limited

100.0% - 1213763 Ontario Inc.

99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)

100.0% - Kings Cross Shopping Centre Ltd.

100.0% - 681348 Alberta Ltd.

50.0% - 3352200 Canada Inc.

100.0% - 1420731 Ontario Limited

60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)

100.0% - 1455250 Ontario Limited

100.0% - CGWLL Inc.

100.0% - Canada Life Securities Ltd.

100.0% - ClaimSecure Inc.

100.0% - 2020917 Alberta Ltd.

77.0% - Great-West Investor Holdco Inc. (23% owned by GWL THL Private Equity I Inc.)

84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)

70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)

100.0% - The Walmer Road Limited Partnership

100.0% - Laurier House Apartments Limited

100.0% - Marine Promenade Properties Inc.

100.0% - 2024071 Ontario Limited

100.0% - 431687 Ontario Limited

0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)

100.0% - High Park Bayview Inc.

0.001% - High Park Bayview Limited Partnership

100.0% - High Park Bayview Limited Partnership

5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)

100% - Mountain Asset Management LLC

100.0% - CLUS CDN-GP Co.

0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)

100.0% - CLUS CDN Mgmt Holdings Ltd.

100.0% - CLUS Mgmt Holdings Inc.

100.0% - GW Property Services, LLC

100.0% - RMA Realty Holdings Corporation Ltd.

100.0% - 1995709 Alberta Ltd.

100.0% - RMA (U.S.) Realty LLC (Delaware)

100.0% - RMA American Realty Corp.

1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))

99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)

97.44% - RMA Real Estate LP (2.56% owned by RA Real Estate Inc.)

100.0% - RMA Properties Ltd.

100.0% - S-8025 Holdings Ltd.

100.0% - RMA Properties (Riverside) Ltd.

100.0% - KS Village (Millstream) Inc.

100.0% - Trop Beau Developments Limited

100.0% - RA SPE 599 Holdings Inc.

100.0% - RA SPE 599 Inc.

100.0% - Kelowna Central Park Properties Ltd.

100.0% - Kelowna Central Park Phase II Properties Ltd.

87.5% - Vaudreuil Shopping Centres Limited (12.5% owned by The Canada Life Insurance Company of Canada)

62.0% - 1296 Station Street Properties Ltd. (380% owned by The Canada Life Insurance Company of Canada)

100.0% - Saskatoon West Shopping Centres Limited

87.5% - 2331777 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)

87.5% - 2344701 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)

87.5% - 2356720 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)

87.5% - 0977221 B.C. Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)

100.0% - 7419521 Manitoba Ltd.

0.02% - 7420928 Manitoba Limited Partnership (96.426% owned by The Canada Life Assurance Company and 3.57% owned by The Canada Life Insurance Company of Canada)

100.0% - 7419539 Manitoba Ltd.

100.0% - 1338988 B.C. Ltd.

100.0% - 1542775 Alberta Ltd.

100.0% - 0813212 B.C. Ltd.

100.0% - 1319399 Ontario Inc.

100.0% - 13369901 Canada Inc.

100.0% - 4298098 Canada Inc.

100.0% - 389288 B.C. Ltd.

100.0% - Quadrus Investment Services Ltd.

88.0% - Neighborhood Dental Services Ltd.

100.0% - Quadrus Distribution Services Ltd.

100.0% - Toronto College Park Ltd.

100.0% - 185 Enfield GP Inc.

0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)

99.99% - 185 Enfield LP (0.001% owned by 185 Enfield GP Inc.)

100.0% - 320 McRae GP Inc.

0.001% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)

99.99% - 320 McRae LP (0.001% owned by 320 McRae GP Inc.)

100.0% - 11658735 Canada Inc.

100.0% - Financial Horizons Group Inc.

100.0% - Financial Horizons Incorporated

100.0% - Continuum Financial Centres Inc.

100.0% - Odyssey Financial Group Inc./Groupe Odyssee Inc.

100.0% - TORCE Investment Management Inc.

100.0% - Canada Life Capital Corporation, Inc.

100% - GLC Reinsurance Corporation

100.0% - Canada Life International Holdings Limited

100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation

100.0% - Canada Life International Services Limited

100.0% - Canada Life International Limited

100.0% - CLI Institutional Limited

100.0% - The Canada Life Group (U.K.) Limited

80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)

100.0% - Canada Life Irish Holding Company Limited

24.625% - Bob TopCo GMbH (9.85% owned by JDC Group AG)

100.0% - Box MidCo 1 GMbh

100.0% - Box Midco 2 GMbh

100.0% - Box Midco 3 GMbh

26.9% - JDC Group AG

9.85% - Bob TopCo GMbH (24.625% owned by Canada Life Irish Holding Company Limited)

75.1% - BB-Wertpapier-Verwaltungsgesellschaft mbH

100.0% - Jung, DMS & Cie.AG

100.0% - Jung, DMS & Cie.Pro GmbH

100.0% - Morgen & Morgen GmbH

100.0% - Jung, DMS & Cie.Pool GmbH

100.0% - JDC Geld,de GmbH

100.0% - JDC plus GmbH

100.0% - JDC B-LAB GmbH

100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)

100.0% - FINUM.Finanzhause AG

100.0% - FINUM.Pension Consulting GmbH

100.0% - FINUM.Private Finance AG

100.0% - FVV – GmbH

100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)

100.0% - FINUM.Private Finance AG

100.0% - Jung, DMS & Cie. GmbH

51.0% - Jupoo finance GmbH

100.0% - CL Abbey Limited

20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)

100.0% - Canada Life Re Ireland dac

100.0% - Canada Life Dublin dac

50.0% - AIBJV Holdings Limited

100.0% - AIBJV dac

100.0% - Canada Life Group Services Limited

100.0% - Canada Life Europe Investment Limited

100.0% - Canada Life Europe Management Services Limited

21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)

78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)

100.0% - Irish Life Investment Managers Limited

100.0% - Summit Asset Managers Limited

100.0% - ILIM European Real Estate Fund General Partner SARL

100.0% - Setanta Asset Management Limited

100.0% - Canada Life Pension Managers & Trustees Limited

100.0% - Canada Life Asset Management Limited

100.0% - Canada Life European Real Estate Limited

100.0% - Hotel Operations (Walsall) Limited

100.0% - Hotel Operations (Cardiff) Limited

100.0% - Canada Life Trustee Services (U.K.) Limited

100.0% - CLFIS (U.K.) Limited

100.0% - Canada Life UK Staff Pension Trustee Limited

100.0% - MGM Advantage Holdings Limited

100.0% - Stonehaven UK Limited

100.0% - MGM Advantage Services Limited

100.0% - Canada Life Platform Limited

100.0% - Canada Life SIPP Trustee Limited

100.0% - Canada Life Platform Nominee Limited

100.0% - Canada Life Limited

14.0% - Harbourside Leisure Management Company Limited

28.0% - Springvale Management Company Limited

11.0% - St. Paul’s Place Management Company Limited

26.0% - ETC Hobley Drive Management Company Limited

100.0% - Synergy Sunrise (Wellington Row) Limited

76.0% - Radial Park Management Limited

100.0% - Canada Life (U.K.) Limited

100.0% - Canada Life Fund Managers (U.K.) Limited

100.0% - Canada Life Group Services (U.K.) Limited

100.0% - Canada Life Home Finance Trustee Limited

100.0% - Canada Life Irish Operations Limited

100.0% - Canada Life Ireland Holdings Limited.

100.0% - Irish Life Group Limited

100.0% - Irish Life Ark Life Dublin dac

100.0% - ILHAWK Limited

50.0% - Vigo Health Limited

100.0% - ILGWM Limited

100.0% - Clearview Investments & Pensions Limited

90.0% - Harvest Trustee Limited

90.0% - Harvest Financial Services Limited

100.0% - Irish Life Health dac

100.0% - Irish Life Wellbeing Limited

100.0% - Irish Life Group Services Limited

100.0% - Irish Life Financial Services Ltd.

46.74% - Multiply.AI

49.0% - Affinity First Limited (51.0% interest unknown)

100.0% - Vestone Ltd.

100.0% - Cornmarket Group Financial Services Limited

100.0% - Cornmarket Civil and Public Sector Mastertrust dac

100.0% - Cornmarket Insurance Services Limited

100.0% EIS Financial Services Limited

100.0% - Irish Life Associate Holdings Unlimited Company

100.0% - Irish Life Irish Holdings Unlimited Company

75.0% - 1939 ILIV Consulting Limited

100.0% - ILGAPT Limited

100.0% APT Workplace Pension Ltd.

100.0% APT Wealth Management Ltd.

100.0% APTFS Nominees Ltd.

100.0% - Invesco Limited

100.0% - City Life Limited

100.0% - ILP Pension Trustees DAC

100.0% - Invesco Trustee AC

100.0% - Acumen & Trust Pension Trustees dac

100.0% - ILP Master Trustee dac

100.0% - BCRM Financial Holdings (Ireland) dac

100.0% - Acumen & Trust dac

100.0% - Irish Life Trustee Services Limited

100.0% - Irish Life Assurance plc.

100.0% - Ilona Financial Group, Inc.

100.0% - Stephen Court Limited

100.0% - (2,3&4) Basement Company Limited

66.66% - City Gate Park Administration Limited

50.0% - Dakline Company Ltd.

50.0% - Earlsfort Centre (Atrium) Limited

52.8% - Platform Capital Holdings Limited

100.0% - Conexim Advisors Limited

100.0% - London Life and Casualty Reinsurance Corporation

100.0% - Trabaja Reinsurance Company Ltd.

100.0% - London Life and Casualty (Barbados) Corporation

100.0% - LRG (US), Inc.

100.0% - Canada Life International Reinsurance Corporation

100.0% - Canada Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)

100.0% - Canada Life International Reinsurance (Barbados) Corporation

100.0% - 4073649 Canada, Inc.

100.0% - CL Luxembourg Capital Management S.á.r.l.

45.0% - Wealthsimple Europe S.á.r.l.

100.0% - Wealthsimple UK Ltd.

100.0% - Wealthsimple Germany GmbH

100.0% - Canada Life Finance (U.K.) Limited

100.0% - 8478163 Canada Limited

100.0% - Canada Life Capital Bermuda Limited

100.0% - 9983813 Canada Inc.

100.0% - 9983813 Canada Inc.100.0% - Canada Life Capital Bermuda III Limited

100.0% - Canada Life Capital Bermuda II Limited

77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)

100.0% - CL 22 Chapel GP Inc.

0.001% - CL 22 Chapel LP (99.99% owned by The Canada Life Assurance Company)

99.99% - CL 22 Chapel GP (0.001%owned by CL 22 Chapel GP Inc.)

100.0% - CL Eastlake GP Inc.

0.001% - CL Eastlake LP (99.99% owned by The Canada Life Assurance Company)

99.99% - CL Eastlake LP (0.001% owned by CL Eastlake GP Inc.)

100.0% - CL Lago GP Inc.

0.001% - CL Lago LP (99.99% owned by The Canada Life Assurance Company)

99.99% - CL Lago LP (0.001% owned by CL 22 Chapel GP Inc.)

100.0% - CL 2505 Bruckner GP Inc.

0.001% - CL 2505 Bruckner LP (99.99% owned by The Canada Life Assurance Company)

99.99% - CL 2505 Bruckner LP (0.001% owned by CL 2505 Bruckner Inc.)

100.0% - The Canada Life Insurance Company of Canada

3.57%- 7420928 Manitoba Limited Partnership (96.42% limited partner interest held by The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.02% interest)

100.0% - 6855572 Manitoba Ltd.

100.0% - Advice Canada (CL Holdings) Inc. (formerly 12955954 Canada Inc.)

60.0% -Neil & Associates (2006) Inc.

100.0% - Neil & Associates 2017 Inc.

100.0% - Rubbix Risk & Wealth Management Inc.

51.0% - Capcorp Financial Corporation

94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)

100.0% - Mountain Asset Management LLC

12.5% - 2331777 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)

12.5% - 2344701 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)

12.5% - Vaudreuil Shopping Centres Limited (87.5% owned by The Canada Life Assurance Company)

38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company)

12.5% - 2356720 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)

12.5% - 0977221 B.C. Ltd. (87.5% owned by The Canada Life Assurance Company)

12.5% - 555 Robson Holding Ltd. (87.5% owned by The Canada Life Assurance Company)

20.0% - 1385456 B.C. Ltd. (80.0% owned by The Canada Life Assurance Company)

58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)

100.0% - GWL THL Private Equity II Inc.

16.0% - 2148902 Alberta Ltd. (85% by The Canada Life Assurance Company)

30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)

100.0% - Great-West Investors Holdco Inc.

100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.

99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100.0% - T.H. Lee Interests

100.0% - Great-West Investors GP Inc.

1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)

100.0% - T.H. Lee Interests

100.0% - CL Capital Management (Canada), Inc.

100.0% - Canada Life Mortgage Services Ltd.

11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)

100.0% - GWL THL Private Equity II Inc.

100.0% - Great-West Investors Holdco Inc.

100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.

99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100% - T.H. Lee Interests

100.0% - Great-West Investors GP Inc.

1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)

100.0% - T.H. Lee Interests

100.0% - Canada Life Capital Trust

100.0% - Canada Life Investment Management Ltd.

D.	IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada

100.0% - Power Financial Corporation

62.243% - IGM Financial Inc. (direct and indirect 66.114%)

100.0% - Investors Group Inc.

100.0% - Investors Group Financial Services Inc.

100.0% - 11249142 Canada Inc.

100.0% - Investors Group Trust Co. Ltd.

100.0% - I.G. Insurance Services Inc.

100.0% - Investors Syndicate Limited

100.0% - Investors Group Securities Inc.

100.0% - 6460675 Manitoba Ltd.

100.0% - I.G. Investment Management, Ltd.

100.0% - Investors Group Corporate Class Inc.

100.0% - Investors Syndicate Property Corp.

100.0% - 0992480 B.C. Ltd.

100.0% - 1081605 B.C. Ltd.

100.0% - 11263552 Canada Inc.

100.0% - 1000054111 Ontario Inc.

100.0% - Mackenzie Inc.

100.0% - Mackenzie Financial Corporation

100.0% - Mackenzie Investments Europe Limited

100.0% - Mackenzie Investments Asia Limited

100.0% - Mackenzie Together Charitable Foundation

14.28% - Strategic Charitable Giving Foundation

100.0% - MMLP GP Inc.

100.0% - Mackenzie Investments Corporation

13.9% - China Asset Management Co., Ltd.

80.0% - 11249185 Canada Inc.

100.0% - Armstrong LP

49.9% - Northleaf Capital Group Ltd.

100% - Northleaf Capital Partners Ltd.

100% - Northleaf PPP GP Ltd.

100% - Northleaf Secondary Partners III GP Ltd.

100% - Northleaf SH288 GP Ltd.

49% - Northleaf NCO (US) GP Ltd.

100% - Northleaf Capital Partners US GP LLC

49% - NICP IV GP Ltd.

100% - Northleaf Geothermal Holdings (Canada) GP Ltd.

49% - Northleaf Venture Catalyst Fund III GP Ltd.

49% - Northleaf Private Credit III GP Ltd.

49% - NSPC-L Holdings II GP Ltd.

49% - Northleaf Private Equity VII GP Ltd.

100% - Northleaf Crescendo Holdings GP LLC

100% - Northleaf Small Cell GP Ltd.

100% - NCP Terminals GP Ltd.

100% - Northleaf NICP III GP LLC

100% - Northleaf Music Copyright Ventures GP Ltd.

49% - NEIF GP Ltd.

100% Northleaf Strategic Capital GP Ltd.

100%- NCP NWP US GP Ltd.

49% - Northleaf NICP III GP Ltd.

100% - NCP US Terminals GP LLC

49% - NPCO GP Ltd.

49% - Northleaf LPF Private Credit Holdings GP Ltd.

49% - NPC II Holdings GP Ltd.

100% - NCP Canadian Breaks GP LLC

100% - Northleaf Vault Holdings GP Ltd.

100% - NSPC-L GPC Ltd.

100% - NCP CSV Holdings GP Ltd.

100% - Northleaf Capital Advisors Ltd.

100% - Northleaf Trustees Limited

100% - Northleaf NVCF Holdings Ltd.

100% - Northleaf PE GP Ltd.

100% - Northleaf 2013-2014 Holdings Ltd.

49% - Northleaf Growth Fund GP Ltd.

100% - NCP 2015 Canadian Holdings Ltd.

100% - Northleaf Capital Partners (Canada) Ltd.

100% - Northleaf Class C Sub Holdings Ltd.

100% - Northleaf Capital Partners Japan KK

100% - Northleaf Capital Partners (Australia) Pty Ltd.

100% - Northleaf Capital Partners (UK) Limited

49% - Northleaf NICP II GP Ltd.

100% -Northleaf Class C Holdings GP Ltd.

100% - Northleaf Capital Partners (USA) Inc.

100% - Annex Fund GP Ltd.

100% - Northleaf Capital Partners GP Ltd.

100% - SW Holdings GP Ltd.

100% - NICP IV GP LLC

100% - Northleaf NICP III Canadian Class C Holdings Ltd.

100% - Northleaf Millennium Holdings (US) GP Ltd.

100% - Northleaf Millennium Holdings (Canada) GP Ltd.

100% - Northleaf 1608 II Holdings Ltd.

100% - Northleaf NVCF II Holdings Ltd.

100% - Northleaf 2017-2018 PE Holdings Ltd.

100% - Northleaf 1855 Holdings Ltd.

49% - Northleaf Star Holdings GP Ltd.

100% - Northleaf Star GPC Ltd.

49% - Northleaf Private Credit GP Ltd.

100% - NPC GPC Ltd.

100% - Northleaf NPC I Holdings Ltd.

100% - Northleaf Lal Lal Holdings GP Ltd.

100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.

100% - NPC II GPC Ltd.

100% - NSPC GPC Ltd.

49% - NSPC GP Ltd.

49% - NSPC-L GP Ltd.

49% - NSPC-L Holdings GP Ltd.

49% - NPC I Holdings GP Ltd.

49% - Northleaf Private Credit II GP Ltd.

49% - Northleaf NCO GP Ltd.

100% - Northleaf NICP III Holdings Ltd.

100% - Northleaf CFOF Class C 2019 Ltd.

100% - Northleaf 010 II Holdings Ltd.

100% - NSPC International GP Ltd.

100% - NSPC-L International GP Ltd.

100% - Northleaf NCO Holdings Ltd.

100% - Northleaf NPE VIII Holdings Ltd.

100% - Northleaf NSP III Holdings Ltd.

63.17% - Northleaf Capital Holdings Ltd.

100% - Northleaf PE Holdings GP Ltd.

100% - Northleaf Capital Partners GP II Ltd.

49% - Northleaf NICP II Holdings GP Ltd.

100.0% - MGELS Investments Limited

100.0% - MEMLS Fund Management (Cayman) Ltd.

100.0% - Mackenzie EM Funds Management (Cayman) Ltd.

100.0% - Mackenzie GP Inc.

95.22% - Investment Planning Counsel Inc.

100.0% - IPC Investment Corporation

100.0% - IPC Estate Services Inc.

100.0% - IPC Securities Corporation

100.0% - Counsel Portfolio Services Inc.

100.0% - Counsel Portfolio Corporation

100.0% - MEMLS Fund Management (Cayman) Ltd.

100.0% - Mackenzie EM Funds Management (Cayman) Ltd.

100.0% - Mackenzie GP Inc.

100.0% - Investment Planning Counsel Inc.

100.0% - IPC Investment Corporation

18.54% - Portag3 Ventures LP

19.82% - Springboard LP

55.23% - Springboard LP

56.50% - WealthSimple Financial Corp. (54.28% equity)

29.33% - Springboard II LP

33.3% - Portag3 Ventures II Affiliates LP

31.97% - Portag3 ventures II LP

5.95% - Portage Ventures III LP

14.60% - Conquest Planning Inc.

E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada

100.0% - Power Financial Corporation

100.0% - Power Financial Europe SA

50.0% - Parjointco SA

100.0% - Pargesa SA

44.0% Groupe Bruxelles Lambert (29.8% in capital)

2.4% - Groupe Bruxelles Lambert (3.2% in capital)

0.9% - Umicore SA

19.8% - Ontex NV

11.4% - Pernod Ricard SA (6.9% in capital)

96.5% - FINPAR II SA

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

0.1% - Ontex NV

90.2% - FINPAR III SA

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

94.4% - FINPAR IV SA

0.1% - Groupe Bruxelles Lambert (0.1% in capital)

0.1% - Imerys

94.9% - FINPAR V SRL

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

0.3% - Marnix Lux SA

95.0% - FINPAR VI SRL

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

0.3% - Marnix Lux SA

98.6% - FINPAR VII SRL

0.7% - Groupe Bruxelles Lambert (0.4% in capital)

4.9% - GfG Topco S.a.r.l.

99.0% - FINPAR VIII SRL

1.0% - Groupe Bruxelles Lambert (0.8% in capital)

4.0% - Sofia Capital S.à r.l.

1.2% - Sagerpar SA

100.0% - Belgian Securities BV

68.1% - Imerys (54.6% in capital)

100.0% - Brussels Securities SA

100.0% - LTI Two SA

0.1% - Groupe Bruxelles Lambert

0.1% - Umicore SA

100.0% - URDAC SA

0.1% - Groupe Bruxelles Lambert

98.8% - Sagerpar SA

3.7% - Groupe Bruxelles Lambert (2.9% in capital)

100.0% - GBL O

100.0% - GBL Advisors Limited

5.4% - FINPAR III SA

100.0% - GBL Development Limited

100.0% - RPCE Consulting SAS

100.0% - GBL Verwaltung SA

100.0% - GBL Investments Limited

100.0% - GBL Energy S.á.r.l.

100.0% - Serena S.á.r.l.

19.1% - SGS

100.0% - Eliott Capital S.á.r.l.

100.0% - Sienna Capital S.á.r.l

100.0% - Sienna Capital Management SA

100.0% - Sienna Capital London Ltd.

100.0% - Sienna Real Estate Solutions S.à.r.l.

89.4% - Sienna Real Estate Partner JV Netherlands BV

100.0% - Sienna Multistrategy Opportunities GP S. à .r.l.

2.0% - Sienna Multistrategy Opportunities Carry SCSp

0.1% - Sienna Multistrategy Opportunities Fund SCSp

50.0% - Avanti Acquisition GP S. à .r.l

66.6% - Sienna Gestion (ex-MHGA)

87.5% - Sienna 2A SAS

100.0% - Sienna AM France (ex-Acofi)

49.0% - NEFTYS

0.1% - SPC Partners SAS

6.2% - Sienna 2A SAS

75.0% - Sienna Private Equity SAS

100.0% - Sienna PE Invest GP S.à.r.l.

100.0% - Sienna Venture Capital SAS

100.0% - Sienna Venture Capital GP S.à.r.l.

100.0% - Sienna Capital Invest GP S.à.r.l.

100.0% - Sienna Capital Invest SCSp

31.1% - Kartesia Credit Opportunities III SCA, SICAV-SIF

16.8% - Kartesia Credit Opportunities IV SCS

0.4% - Sagard II A FPCI

74.7% - Sagard II B FPCI

26.4% - Sagard 3 FPCI

19.2% - Sagard 4A FPCI/Sagard 4B FIPS

21.6% - Sagard NewGen FPCI

32.4% - Sagard Santé Animale FPCI

63.7% - Sagard Testing FPCI

92.6% - Sagard Business Intelligence FPCI

23.2% - PrimeStone Capital Fund ICAV

48.6% - Backed 1 LP

9.6% - Backed 1 Founder LP

58.3% - Backed Encore 1 LP

10.0% - Backed Encore 1 Founder LP

40.0% - Backed 2 LP

10.0% - Backed 2 Founder LP

38.7% - Marcho Partners Feeder Fund ICAV

1.7% - Marcho Partners Long Feeder Fund ICAV

15.4% - Matador Coinvestment SCSp

27.0% - C2 Capital Global Export-to-China Fund, L.P.

10.3% - Globality, Inc.

20.3%- HCM IV, L.P.

28.6% - HCM V, L.P.

15.8% - EP Sienna IM Broken Core Office Fund

49.3% - HCM S3C LP (AKA Commure)

17.0% - Innovius Capital Fund I, L.P.

14.2% - 468 Capital II GmbH & Co. KG

56.3% - HCM S11A, LP (aka Transcarent)

13.8% - Stripes VI (A), L.P.

99.9% - Sienna Rendement Avenir IV

21.0% - Predirec ABL-3 (Part B)

10.0% - EC IV Invest SA

100.0% - Sienna Capital US LLC

14.4% - Pat McGrath Cosmetics LLC

98.0% - Sienna Multistrategy Opportunities Carry SCSp

99.9% - Sienna Multistrategy Opportunities Fund SCSp

100.0% - SM Opportunities Master S.a.r.l.

19.1% - Sienna Euclide S.A.

21.9% - Eight Partners SAS

20.0% - Sienna Landlife S.A.

35.1% - Landlife Holdings S.a.r.l.

100.0% - Sienna Capital Participations S.á.r.l

10.8% - Sagard FCPR

50.0% - Ergon Capital Partners SA

50.0% - Ergon Capital Partners II SA

89.9% - Ergon Capital Partners III SA

34.4% - Ergon Capital Partners IV, SCSp

15.9% - Ergon Opseo Long Term Value Fund SCSp

17.2% - Ergon SVT Long Term Value Fund SCSp

15.1% - Merieux Participations SAS

34.3% - Merieux Participations 2 SAS

34.9% - KKR Sigma Co-Invest II L.P.

3.6% - StreetTeam Software Limited (DBA as Pollen)

80.9% - Sienna Euclide S.A.

80.0% - Sienna Landlife S.A.

100.0% - Sienna Capital Co-Invest Master S.a.r.l

29.2% - StreetTeam Software Limited (DBA as Pollen)

2.4% - GFG Capital S.a.r.l.

50.0% - Avanti Acquisition SCSp

20.0% - Avanti Acquisition Corp.

100.0% - GBL Finance S.á.r.l

100.0% - Miles Capital S.á.r.l

23.1% - Piolin II S.á.r.l

100.0% - Piolin Bidco SAU

100.0% - Oliver Capital S.á.r.l

100.0% - Theo Capital S.á.r.l

100.0% - Owen Capital S.á.r.l

95.1% - GfG Topco S.á.r.l

88.1% - GfG Capital S.á.r.l

53.3% - Go-For-Gold Holding GmbH

100.0% - Canyon Bicycles GmbH

50.0% - GoForGold Verwaltungs GmbH

28.5% - GoForGold Coinvest CmbH & Co KG

4..4% - GoForGold Holding GmbH

100.0% - Arthur Capital S.a.r.l.

15.0% - Umicore SA

100.0% - Jade Capital S.a.r.l.

3.5% - FINPAR II SA

4.4% - FINPAR III SA

5.6% - FINPAR IV SA

5.1% - FINPAR V SA

5.0% - FINPAR VI SA

1.4% - FINPAR VII SA

1.0% - FINPAR VIII SA

100.0% - Vancouver Capital S.á.r.l

16.3% - Stan Holding SAS

99.1% - Voodoo SAS

100.0% - Celeste GP S.à r.l.

0.0% - Celeste ManCo S.C.Sp

100.0% - Celeste Capital S.á.r.l (previously Altitude Holdco S.à r.l)

100.0% - Celeste InvestCo S.A.

17.8% Celeste ManCo S.C. Sp.

0.5% Celeste TopCo S.A.

99.5% - Celeste TopCo S.A.

100.0% - Celeste Midco 1 B.V.

100.0% - Celeste Midco 2 B.V.

100.0% - Celeste Midco 3 B.V.

100.0% - Celeste Bidco B.V.

100.0% - White Mountain S.A.

100.0% - Black Mountain S.à r.l.

100.0% - Affidea Group B.V

96.0% - Sofia Capital S.à r.l.

99.7% - Sofia InvestCo S.A.

100.0% - Sofia GP GmbH

49.5% - Sofia One GmbH & Co. KG

0.6% - Sofia MasterCo S.A.

83.8% - Sofia MasterCo S.A.

100.0% - Sofia TopCo S.à r.l.

100.0% - Sofia HoldCo S.à r.l.

100.0% - Sofia MidCo S.à r.l.

100.0% - Sofia Bidco S.á.r.l.

100.0% - Sanoptis Sarl

100.0% - Sapiens S.á.r.l

61.0% – Marnix Lux SA

100.0% - Marnix French ParentCo SAS

100.0% - Marnix French TopCo SAS

100.0% - Marnix SAS

100.0% - Wowholdco SAS

100.0% - Webhelp SAS

F.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada

100.0% - Power Corporation (International) Limited

99.9% - Power Pacific Corporation Limited

0.1% - Power Pacific Equities Limited

99.9% - Power Pacific Equities Limited

100.0% - Power Communications Inc.

0.1% - Power Pacific Corporation Limited

13.9% - China Asset Management Limited

G.	Other PCC Companies

Power Corporation of Canada

100.0% - 152245 Canada Inc.

100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.

100.0% - SVRE Management Inc.

100.0% - 3121011 Canada Inc.

100.0% - Power Communications Inc.

100.0% - Power Corporation International 100.0% - Power Corporation of Canada Inc.

100.0% - 4524781 Canada Inc.

100.0% - Square Victoria Communications Group Inc.

100.0% - Gesca Ltee

100.0% Gestion Gesca Inc.

100.0% - Gesca Numerique Inc.

100.0% - 9214470 Canada Inc.

100.0% - Square Victoria Digital Properties Inc.

50.0% - 1004096 Canada Inc. (“workopolis”) (in liquidation)

100.0% - Power Sustainable Capital Inc.

100.0% - Power Sustainable Manager Inc.

100.0% - Power Sustainable China Corporation Ltd.

100.0% - Power Sustainable Lios Inc.

100.0% - Power Sustainable Lios GP I Inc.

100.0% - Lios Fund I LP

100.0% - PSL Investments Fund I LP

100.0% - Power Sustainable Manager US, Inc.

100.0% - Power Sustainable Infrastructure Credit Manager, LLC

100.0% - Power Sustainable Energy Infrastructure Inc.

100.0% - PSEIP US GP Inc.

100.0% - Power Sustainable Energy Infrastructure US Fund I LP

100.0% - Potentia Renewables US Holdings LLC

100.0% - Potentia US Battery Storage Holdings, LLC

100.0% - IEP Tejas Verde, LLC

100.0% - PR Land Holdings, LLC

100.0% - PR Development LLC

100.0% - Banjo Solar Holdings Corp.

49.0% - Kamaole Solar Holdings, LLC

49.0% - Kamaole Solar, LLC

100.0% - PR Operating LLC

100.0% - Potentia MN Solar Fund 1 Managing Member, LLC

64.0% - Potentia MN Solar Fund I, LLC

100.0% - Minnesota Solar CSG 1, LLC

100.0% - Minnesota Solar CSG 4, LLC

100.0% - Minnesota Solar CSG 8, LLC

100.0% - Minnesota Solar CSG 9, LLC

100.0% - Power Sustainable Energy Infrastructure US Fund II LP

100.0% - Nautilus US Power Holdco, LLC (Delaware)

100.0% - PSEIP US Feeder Fund I LP

100.0% - Power Sustainable Energy Infrastructure Canada I Inc.

100.0% - PSEIP Canada GP Inc.

100.0% - Power Sustainable Energy Infrastructure Canada Fund I LP

100.0% - Potentia Renewables Canada Holdings GP Inc.

100.0% - Potentia Renewables Canada Holdings LP

100.0% - Stirling Wind Project II Ltd.

100.0% - Stirling Wind Project II LP

100.0% - PR WS Sponsor LP

100.0% - Stirling Wind Project II Ltd.

100.0% - Stirling Wind Project II LP

100.0% - PR WS Sponsor LP

100.0% - Stirling Wind Project Ltd.

100.0% - Stirling Wind Project LP

100.0% - Wheatland Wind Project Ltd.

100.0% - Wheatland Wind Project LP

100.0% - 2866075 Ontario Inc.

100.0% - Oxley Wind Farm Inc.

100.0% - Ellershouse 3 GP Inc.

100.0% - Ellershouse 3 Wind Limited Partnership

100.0% - Panuke Lake GP Inc.

100.0% - Panuke Lake Wind GP Inc.

100.0% - Golden South Wind GP Inc

100.0% - Golden South Wind LP

100.0% - PR Canada Land Holdings GP Inc.

100.0% - PR Canada Land Holdings Limited Partnership

75.0% - Paintearth Wind Project Ltd.

75.0% - Paintearth Wind Project LP

100.0% - 5979359 Manitoba Ltd.

100.0% - 5956162 Manitoba Ltd.

100.0% - 5529442 Manitoba Ltd.

100.0% - Sequoia Loch Lomond Solar Energy LP

50.0% - Loch Lomond Wind Energy LP

50.0% - Sequoia Renewable Energy System LP

100.0% - Sequoia Energy US Inc.

100.0% - Potentia Renewables 15 GP Inc.

100.0% - Potentia Renewables 15 Limited Partnership

100% - PRI Wind GP Trust

100.0% - PRI Wind LP

50.0% Affinity Wind GP Inc.

100.0% - PRI Solar GP Trust

100.0% - PRI RT Solar LP

100.0% - PRI Industrial Solar (GP) Inc.

84.90% - PRI Industrial Solar LP

100.0% - Potentia Renewabes 16 GP Inc.

100.0% - Potentia Renewables 16 Limited Partnership

100.0% - PRI Solar Gardens Nominee Inc.

100.0% - PRI Solar Gardens GP Trust

100.0% - PRI Solar Gardens LP

100.0% - Potentia Renewables 17 GP Inc.

100.0% - Potentia Renewables 17 Limited Partnership

100.0% - SunE Newboro 4 LP

100.0% - SunE Welland Ridge LP

50.0% - SunE Sky Erie Ridge LP

75.0% - Truro Heights Wind LP

75.0% - Pockwock Wind LP

100.0% - PR Development GP Inc.

100.0% - PR Development Limited Partnership

100.0% - Potentia Reneawables 18 GP Inc.

100.0% - Potentia Renewables 18 Limited Partnership

100.0% - BrightRoof IP Ltd.

100/0% - BrightRoof GP Inc.

99.0% - BrightRoof II GP Inc.

100.0% - BrightRoof Solar Limited Partnership

49.9% - Metis Nation of Ontario – BrightRoof Solar Limited Partnership

49.0% - JCM Solar G.P.1 Ltd.

49.0% - Maxim Solar Power Corporation

49.9% - Tendors GP 1 Ltd.

40.9% - GSC RP 1 LP

49.9% - GSC RP 5 LP

49.9% - GSC 6 LP

100.0% - Potentia Renewables 19 Inc.

100.000% Potential Renewables 19 Limited Partnership

100.0% - 2886075 Ontario Inc.

100.0% - PSEIP Canada Feeder Fund I LP

100.0% - Power Sustainable Energy Infrastructure US I Inc.

100.0% - PESIP Canada Feeder Fund II LP

100.0% Power Sustainable Energy Infrastructure US II Inc.

100.0% - PSEIP Carry Canada GP Inc.

100.0% - PSEIP Carry Canada LP

100.0% - PSEIP Carry Holding LP

100.0% - PSEIP Carry Holding US LP

100.0% - PSEIP Carry US Inc.

100.0% - PSEIP Carry US GP Inc.

100.0% - PSEIP Carry US LP

100.0% - PSEIP Carry Canada ULC

100.0% - Power Sustainable Investment Management Inc.

100.0% - Power Sustainable China A-Shares Core Strategy GP Inc.

100.0% - Power Sustainable China A-Shares Core Strategy LP

100.0% - Power Pacific Investment Management (Ireland) Limited

100.0% - Power Sustainable China A-Shares Core Strategy (US) GP LLC

100.0% - Power Sustainable China A-Shares Core Strategy (US) Fund LP

100.0% - Power Sustainable (Shanghai) Investment Management Co., Ltd.

100.00% - Power Sustainable Infrastructure UK Credit Manager Ltd.

3.90% - Bellus Health Inc.

25.0% (voting) - 9314-0093 Québec Inc.

100.0% - Power Energy Corporation

100.0% - Potentia Renewables Inc.

100.0% - PR International Holdings Corp.

35.0% - Power Sustainable Energy Infrastructure US Fund I LP

75.0% - Stirling Renewable Energry Limited Partnership

100.0% - Jenner Sponsor LP

100.0% - Jenner 1 Limited Partnership

100.0% - Jenner 2 Limited Partnership

100.0% - Jenner 3 Limited Partnership

100.0% - Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdings Corp

100.0% - Musselshell Wind Holdings, LLC

100.0% - Musselshell Wind Project, LLC

100.0% - Musselshell Wind Project Two, LLC

100.0% - Potentia Solar Holdings II Limited Partnership

100.0% Potentia Solar Holdings Limited Partnership

100.0% - Schooltop Solar Limited Partnership

100.0% - TSPS (Portfolio 1) Limited Partnership

100.0% - TSPS (Portfolio 2) Limited Partnership

85.0% - Reliant First Nation Limited Partnership

100.0% - PSI Solar Finance 1 Limited Partnership

100.0% - MOM Solar Limited Partnership

100.0% - MOM Guarantor Limited Partnership

100.0% - MOM V Limited Partnership

100.0% - OSPS (002281 – 150 Abbeyhill) Limited Partnership

100.0% - OSPS (002273 – 3673 McBean) Limited Partnership

100.0% - OSPS (002334 – 159 Lorry Greenberg) Limited Partnership

100.0% - Potentia Solar 5 Limited Partnership

100.0% - Potentia Solar 6 Limited Partnership

100.0% - Potentia Solar 7 Limited Partnership

100.0% - Potentia Solar 9 Limited Partnership

100.0% - Potentia Solar 10 Limited Partnership

100.0% - Potentia Solar 11 Limited Partnership

100.0% - Potentia Solar 12 Limited Partnership

100.0% - Potentia Solar 14 Limited Partnership

100.0% - PSI Construction Agent 2 Limited Partnership

100.0% - PSI Construction Agent 4 Limited Partnership

100.0% - PRI Construction Limited Partnership

100.0% - PRI Consulting Limited Partnership

100.0% - PSI Solar Finance (FIT 4) Limited Partnership

100.0% - PSI Finance 13 Limited Partnership

100.0% - Reliant First Nation GP Inc.

100.0% - Reliant (No. 1) Solar Holdings Inc.

100.0% - Metasolar Consultants Inc.

100.0% - Potentia Energy Limited Partnership

100.0% - Potentia Solar Holdings GP Inc.

100.0% - PRI Construction Agent 2 GP Inc.

100.0% - PRI Construction Agent 4 GP Inc.

100.0% - PRI Consulting GP Inc.

100.0% - PSI Solar Finance (FIT 4) GP Inc.

100.0% - Potentia Solar 9 GP Inc.

100.0% - Potentia Solar 10 GP Inc.

100.0% - Potentia Solar 11 GP Inc.

100.0% - Potentia Solar 12 GP Inc.

100.0% - PSI Finance 13 GP Inc.

100.0% - Potentia Energy GP Inc.

100.0% - PSI Solar Finance 1 GP Inc.

100.0% - 2323953 Ontario Inc.

100.0% - MOM Guarantor GP Inc.

100.0% - MOM Solar GP Inc.

100.0% - PSI Solar Finance 5 GP Inc.

100.0% - Potentia Solar 5 GP Inc.

100.0% - Potentia Solar 6 GP Inc.

100.0% - Potentia Solar 7 GP Inc.

100.0% - MSPC V General Partner Inc.

100.0% - PSI Solar Finance 14 GP Inc.

100.0% - Potentia Solar 14 GP Inc.

100.0% - AS GP Inc.

100.0% - TSPS (Portfolio 1) GP Inc.

100.0% - TSPS (Portfolio 2) GP Inc.

100.0% - PSI Construction Agent 4 GP Inc.

100.0% - Solarize Holdings GP Inc.

100.0% - Solarize Services GP Inc.

100.0% - GS 2013 GP Inc.

100.0% - SE 2011 GP Inc.

100.0% - QS1 2012 GP Inc.

100.0% - QS4 2012 GP Inc.

100.0% - QS15 2012 GP Inc.

100.0% - SE 2012 GP Inc.

100.0% - SE2 2013 GP Inc.

100.0% - SE5 2013 GP Inc.

100.0% - SE9 2013 GP Inc.

100.0% - Solarize Financial 2015 GP Inc.

100.0% - Solexica Energy GP5 Inc.

100.0% - ME3 2012 GP Inc.

100.0% - ME10 2012 GP Inc.

100.0% - ME11 2012 GP Inc.

100.0% - Solarize Holdings LP

100.0% - Solarize Services LP

100.0% - SE 2011 LP

100.0% - GS 2013 LP

100.0% - SE7 2013 GP Inc.

49.98% - QS1 2012 LP

49.985% - QS4 2012 LP

49.985% - QS15 2012 LP

49.99% - SE 2012 LP

49.99% - SE2 2013 LP

49.99% - SE 5 2013 LP

40.0% - SE7 2013 LP

80.0% - SE9 2013 LP

100.0% - Solarize Financial 2015 LP

49.99% - ME3 2012 LP

42.5% - ME10 2012 LP (42.5% Potentia Reneables Inc.)

49.99% - ME11 2012 LP

99.99% - Solexica Energy LP

85.0% - Solexica Solar Brampton GP

100.0% - Potentia Renewable Developments, LLC

100.0% - Potentia NB GP Inc.

100.0% - Potentia NB LP

50.0% - Pokeshaw Windfarm Limited Partnership

100.0% - Power Energy Corporation US

100.0% - Nautilus Solar Energy, LLC

100.0% - Nautilus Solar Solutions, LLC

100.0% - Nautilus Solar Canada Inc.

100.0% - Nautilus Community Solar, LLC

100.0% - Nautilus Seller 2020

100.0% - ISM Solar Cranston

100.0% - Clifton Park Solar 1, LLC

100.0% - Clifton Park Solar 2, LLC

100.0% - Hamlin Solar 1, LLC

100.0% - P52ES Raphel Rd Community Solar, LLC

100.0% - Bulldog Solar One LLC

100.0% - Mason Solar One, LLC

100.0% - Pittman Solar One LLC

100.0% - Hostetter Solar One, LLC

100.0% - Burns Solar One LLC

100.0% - Lowry CSG 2, LLC

100.0% - Paynesville CSG 1, LLC

100.0% - Plato CSG, LLC

35.0% - Power Sustainable Energy Infrastructure US Fund II LP

100.0% - Nautilus US Power Holdco, LLC

100.0% Nautilus Issuer 2022 Holdco, LLC

100.0% Nautilus Issuer 2022, LLC

100.0% Nautilus Sponsor Member 2021 LLC

100.0% Sponsor Membership Interests - Nautilus Owner 2021, LLC

100.0% - Nautilus Owner 2021 (King) LLC

100.0% - Nautilus Sponsor Member, 2020 LLC

40.0% - Nautilus Owner 2020, LLC

100.0% - Nautilus Owner 2020 (Beacon) LLC

100.0% - Ten Oaks Solar LLC

100.0% - Parker Place Solar LLC 100.0% - Livingston Crossing Solar LLC

100.0% - CGA Solar LLC

100.0% - Spirit Presque Isle 1 Solar, LLC

100.0% - Spirit Presque Isle 2 Solar, LLC

100.0% - Peterboro Road Solar, LLC

100.0% - Wolcott Hill Road Solar, LLC

100.0% - Luna Rossa Peru Solar, LLC

100.0% - Luna Rossa Malone Solar, LLC

100.0% - Falcon Sheesley Solar, LLC

100.0% - Comfort Solar, LLC

100.0% - VP Road Solar, LLC

100.0% - VP Rad Solar South, LLC

100.0% - Hazelnut Solar, LLC

100.0% - NPF Solar, LLC

100.0% - NSE Beacon Solar, LLC

100.0% - NSE Camber Solar PS13 LLC

100.0% - NSE Camber Solar PS12, LLC

100.0% - NSE Camber Solar PS11 LLC

100.0% - NSE Camber Solar PS6 LLC

100.0% - NSE Camber Solar PS5 LLC

100.0% - NSE Camber BH CSG2, LLC

100.0% - Mtn Solar 6 LLC

100.0% - Nautilus Castle Solar, LLC

100.0% - NSE CroakerRenewables Inc.

100.0% - Bright Oak Solar LLC

100.0% - River Valley Solar LLC

100.0% - NSE Wixon Solar LLC

100.0% - NSE Mattacheese Solar LLC

100.0% - NSE Barnstable HS Solar LLC

100.0% - NSE Cape Cod Solar IV, LLC

100.0% - NSE Duxbury Solar, LLC

100.0% - NSE Solar #1032, LLC

100.0% - Renew Solar RI Exeter Ten LLC

100.0% - Renew Solar RI Exeter Mail LLC

100.0% - Renew Solar RI Hanton City LLC

100.0% - Renew Solar RI Ashaway LLC

100.0% - Renew Solar RI NEM LLC

100.0% - Kirby Road Solar LLC

100.0% - Islander Solar, LLC

100.0% - Solar Club 35, LLC

100.0% - Red Wing Solar 15 LLC (f/k/a) Solar Club 15, LLC)

100.0% - Red Wing Solar 20 LLC (f/k/a) Solar Club 20, LLC)

100.0% - Solar Club 23 LLC

100.0% - Red Wing Solar 3 LLC (f/k/a) Solar Club 3, LLC)

100.0% - Solar Club 30 LLC

100.0% - Solar Club 2 LLC

100.0% - Vestal PS9 Solar, LLC (f/k/a Pivot Solar 9, LLC)

100.0% - Vestal PS10 Solar, LLC (f/k/a Pivot Solar 10, LLC)

100.0% - Nautilus Sponsor Member 2022, LLC

100.0% - Nautilus Lion Member, LLC

100.0% - Sturgeon Quarry Solar, LLC (f/k/a ISM Solar Quarry, LLC)

100.0% - Nautilus Lion Sponsor Member, LLC

100.0% - Nautilus Owner 2022, LLC [100.0% of Class B Membership Interests]

100.0% - Tiffany Energy LLC

100.0% - NSE AT01, LLC

100.0% - NSE FA01 LLC

100.0% - Washington WS03, LLC

100.0% - Sturgeon Solar Gray, LLC

100.0% - Vestal PS4 Solar, LLC (f/k/a) Pivot Solar 4, LLC)

100.0% - Vestal PS7 Solar, LLC (f/k/a) Pivot Solar 7, LLC)

100.0% - Vestal PS8 Solar, LLC (f/k/a) Pivot Solar 8, LLC)

100.0% - Vestal PS1 Solar, LLC (f/k/a Pivot Solar 1, LLC)

100.0% - Vestal PS3 Solar, LLC (f/k/a Pivot Solar 3, LLC)

100.0% - Mavis Solar North Bridgton LLC (f/k/a BD Solar North Bridgton, LLC)

100.0% - NSE Sackets Solar, LLC

100.0% - P52ES 1755 Henryton Rd Phase 2, LLC

100.0% - Lion One, LLC

100.0% - Maverick One, LLC

100.0% - Indian One, LLC

100.0% - Mustang One, LLC

100.0% - Hanover Pike Solar, LLC

100.0% - Nautilus Helios Solar Torsk, LLC

100.0% - Chesapeake Energy One, LLC

100.0% - Nautilus MI Development, LLC

100.0% - Nautilus NM Development, LLC

100.0% - Nautilus WI Development, LLC

100.0% - Nautilus OH Development, LLC

100.0% - West Deming Solar Project, LLC

100.0% - NS Belle Mead, LLC [100.0% of Class B Membership Interests]

100.0% - NSE KAM MM Holdco, LLC

100.0% Virgo KAM Holdco, LLC (class B units)

100.0% - Lindstrom Solar LLC

100.0% - Saint Cloud Solar LLC

100.0% - Winsted Solar LLC

100.0% - VH Holdco I, LLC

100.0% - VH WB Holdco LLC (class B units)

100.0% - VH West Brookfield LLC

100.0% - VH Lordsburg Holdco, LLC

100.0% - Nautilus Solar Lordsburg, LLC

100.0% – VH Salem Holdco, LLC

100.0% - NS Salem Community College, LLC

100.0% - VH Kilroy Holdco, LLC

100.0% - VH Kilroy Solar, LLC

100.0% - VH BHA Holdco, LLC

100.0% - GES Megafourteen LLC

100.0% - Nautilus Solar Construction Holdco, LLC

100.0% - Bright Hill Solar LLC

100.0% - Bright Field Solar LLC

100.0% - P52ES 1755 Henryton Rd Phase I LLC

100.0% - Brooten CSG 1 LLC

100.0% - Buffalo Lake CSG 1 LLC

100.0% - Sacred Heart CSG 1 LLC

100.0% - Stewart CSG 1 LLC

100.0% - Nautilus Helios Solar Blackpoint, LLC

100.0% - TPE King Solar Holdings1, LLC

100.0% - TPE King Solar Holdings2, LLC

100.0% - Sanford Solar LLC

100.0% - Vestal PS14 Solar, LLC (f/k/a Pivot Solar 14, LLC)

100.0% - Vestal PS15 Solar, LLC (f/k/a Pivot Solar 15, LLC)

100.0% - Meeting House Solar LLC

100.0% - Sturgeon Town House Solar, LLC (f/k/a ISM Solar Town House, LLC)

100.0% - Sabattus SB01, LLC

100.0% - Casco Brewer Solar, LLC (f/k/a) BD Solar Brewer LLC)

100.0% - Bear One, LLC

100.0% - SolarClub 10, LLC

100.0% - Red Wing Solar 28, LLC (f/k/a SolarClub 28 LLC)

100.0% - Nautilus Solar Construction Seller, LLC

100.0% - Mavis Oakland LLC (f/k/a BD Solar Oakland, LLC)

100.0% - Mavis Solar North Bridgton LLC (f/k/a BD Solar North Bridgton, LLC)

100.0% - Wells Solar LLC

100.0% - Fryeburg Solar, LLC

100.0% - Casco Standish Solar, LLC (f/ka BD Solar Standish, LLC)

100.0% - Casco Sidney Solar, LLC (f/k/a BD Solar Sidney, LLC)

100.0% - Nautilus Solar Term Holdco LLC

100.0% - NSE Goat Island MM Holdco, LLC

1.0% Virgo Goat Island Holdco, LLC

100.0% Nautilus Goat Island Solar, LLC

100.0% - Nautilus Hopkins Hill MM Holdco LLC

1.0% Hopkins Hill Solar Lessee LLC

10.0% - Hopkins Hill Solar Lessor Holdco LLC

(90% Nautilus Hopkins Hill MM Holdco LLC)

100.0% - TPE Hopkins Solar Holdings1, LLC

100.0% - Nautilus Mayflower Holdco, LLC

100.0% - FFP Fund II Member1, LLC

100.0% - FFP Fund II Partnership1, LLC (Class B)

100.0% - Hollygrove Solar LLC

100.0% - Howland Solar LLC

100.0% - Pearl Solar LLC

100.0% - Pearl Solar II LLC

100.0% - FFP Schagticoke Project 1

100.0% - FFP Schenectady Project 1 LLC

100.0% - FFP Watertown Project 1 LLC

100.0% - FFP Guilderland Project 1 LLC

100.0% - Aegis Solar LLC

100.0% - FFP Fund II Partnership2, LLC (Class B units)

100.0% - FFP Bethlehem Project 1 LLC

100.0% - FFP BTC2 Project LLC

100.0% - Strauss Solar LLC

100.0% - Dover Solar LLC

100.0% - Ellsworth Solar LLC

100.0% - Ellsworth Solar II LLC 100.0% - Frog Hollow Solar LLC

100.0% - Howell Solar LLC

100.0% - FFP Owings Mills Project 1 LLC

100.0% - FFP Snow Hill Project 1 LLC

100.0% - FFP PGC18 Project LLC

100.0% - FFP Solar Holdings LLC

49.62% - LMPG Inc.

100.0% - Lumenpulse Lighting Corp.

100.0% - Sternberg Lanterns, Inc.

100.0% - Exenia s.r.l.

80.0% - CD/M2 Lightworks Corp

80.0% - Pa-Co Lighting Inc.

100.0% - Lumca Inc.

100.0% - Lumenpulse UK Limited

100.0% - Lumenpulse Alphaled Limited

35.37% - The Lion Electric Company

H.	Other PFC Companies

Power Financial Corporation

100.0% - 4400003 Canada Inc.

100.0% - 3411893 Canada Inc.

100.0% - 3439453 Canada Inc.

100.0% - 11249207 Canada Inc.

100.0% - 9194649 Canada Inc.

100.0% - Springboard 2021 GP Inc.

100.0% - Springboard L.P.

56.50% - Wealthsimple Financial Corp. (54.28% equity)

100.0% - Wealthsimple Inc.

100.0% - Wealthsimple Advisor Services Inc.

100.0% - Wealthsimple Technologies Inc.

100.0% - Wealthsimple US, Ltd.

50.01% - Wealthsimple Europe S.a.r.l (50.01% equity)

100.0% - Wealthsimple UK Ltd.

100.0% - Wealthsimple GmbH

100.0% - SimpleTax Software Inc.

100.0% - Wealthsimple Payments Inc.

100.0% - Wealthsimple Digital Assets. Inc.

100.0% - Wealthsimple Media Inc.

100.0% - OrderUp Technologies Inc.

100.0% - Wealthsimple Labs Inc.

100.0% - Wealthsimple Funds Holdco Inc.

100.0% - Wealthsimple Private Credit Fund 1 GP Inc.

100.0% Wealthsimple Private Credit Fund 1 LP

100.0% - Springboard II LP

4.70% - Koho Financial Inc.

I.	Sagard Holdings & Portag3

Power Corporation of Canada

66.649% - Great-West Lifeco Inc. (65% in voting)

8.47% - Sagard Holdings Management Inc.

100.0% - Sagard Holdings Participation Inc.

100.0% - Sagard Holdings Inc.

86.55% - Sagard Holdings Management Inc. (74.06% equity)

100.0% - Everwest Holdings Inc.

100.0% - EverWest Property Services, LLC

100.0% - EverWest Property Services of Arizona, LLC

100.0% - EverWest Advisors LLC

100.0% - EverWest Advisors AZ, LLC

100.0% - EW Manager, LLC

100.0% - EverWest Real Estate Investors, LLC

100.0% - EW Equity Plan, LLC

100.0% - Sagard Capital Partners Management Corp.

100.0% - Sagard Holdings Manager (US) LLC

100.0% - Sagard Senior Lending Partners Offshore GP LLC

100.0% - Sagard Senior Lending Partners Offshore LP

100.0% - Sagard Senior Lending Partners Holdings II LP

100.0% - Sagard Senior Lending Partners Holdings II-U SPV I LLC

100.0% - Sagard Senior Lending Partners Offshore-U GP LLC

100.0% - Sagard Senior Lending Partners Offshore-U LP

100.0% - Sagard Senior Lending Partners Holdings II-U LP

100.0% - Sagard Senior Lending Partners Holdings LLC

100.0% - Sagard Senior Lending Partners Holdings-U LLC

100.0% - Sagard Senior Lending Partners Offshore Carried Interest LLC

100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LLC

100.0% - Sagard Senior Lending Partners-U GP Inc.

100.0% - Sagard Senior Lending Partners Holdings I-U LP

100.0% - Sagard Senior Lending Partners Holdings-U GP Inc.

100.0% - Sagard Senior Lending Partners Holdings-U LP

100.0% - Sagard UK Management Ltd.

100.0% - Sagard Holdings Manager GP Inc.

100.0% - Sagard Holdings Manager LP

100.0% - Sagard Holdings Wealth LP

64.2% - Grayhawk Wealth Holdings Inc. (48.1% fully diluted equity)

100.0% - Grayhawk Investment Strategies Inc.

100.0% - Sagard Foundry Participation LP

100.0% - P3 Ventures Participation LP

100.0% - SHRP Participation LP

100.0% - Sagard Partner Pool LP

100.0% - Sagard Europe Participation LP

100.0% - P3 Ventures 2021 Participation LP

100.0% - Sagard Outremont Participant LP

100.0% - Portage Capital Solutions Carried Interest LP

100.0% - Portage Web3 Fund I Carried Interest LP

100.0% - Sagard S.A.S.

100.0% - Sagard Holdings Manager (Canada) Inc.

100.0% - Sagard Credit Partners GP, Inc.

100.0% - Sagard Credit Partners, LP

100.0% - Sagard Credit Fund

100.0% - Sagard Credit Partners II GP, Inc.

100.0% - Sagard Credit Partners II, LP

100.0% - Sagard Credit Partners II Carried Interest, LP

100.0% - Sagard Credit Partners (Cayman) GP, Inc.

100.0% - Sagard Credit Partners (Cayman), LP

100.0% - Sagard Credit Fund (Cayman)

100.0% - Sagard Credit Partners (Lone Star), LP

100.0% - Sagard Credit Partners II (Cayman) GP, LLC

100.0% - Sagard Credit Partners II (Cayman), LP

100.0% - Sagard Credit Partners II (US Investments), LP

100.0% - Sagard Healthcare Royalty Partners GP LLC

100.0% - Sagard Healthcare Royalty Partners, LP

100.0% - Sagard Healthcare Royalty Fund

100.0% - Sagard Healthcare Partners Co-Invest Sub Fund

100.0% - Sagard Healthcare Partners Main Sub Fund

100.0% - Sagard Healthcare Partners (Delaware) LP

100.0% - Portag3 Ventures GP Inc.

100.0% - Portag3 Ventures Participation ULC

100.0% - Portag3 Ventures Participation Inc.

100.0% - Portag3 Ventures Participation US LP

100.0% - Portag3 Ventures II Affiliates GP Inc.

100.0% - Portag3 Ventures II Affiliates LP

100.0% - Portag3 Ventures LP

100.0% - Portag3 International Investments Inc.

1.09% - Albert Corporation

0.55% - Clark (FL Fintech E GmbH)

12.25% - Borrowell Inc.

35.17% - Diagram Ventures Limited Partnership

0.98% - Nesto Inc.

100.0% - Portag3 Ventures II GP Inc.

100.0% - Portage3 Ventures II LP

100.0% - Portag3 Ventures II Investments LP

100.0% - Portag3 Ventures II International Investments Inc.

12.41% - Albert Corporation

17.64% - Koho Financial Inc.

10.32% - Clark (FL Fintech E GmbH)

12.55% - Socotra Inc.

16.99% - Fondeadora Inc. 15.19% - AlpacaDB, Inc.

21.40% - Pledg SAS

17.02% - Rose Technology Incorporated

15.80% - AtomicFI, Inc.

18.65% - Choosing Therapy Inc.

32.88% - Diagram Ventures Limited Partnership

63.63% - Diagram Ventures II Limited Partnership

16.31% - Conquest Planning Inc.

9.12% - integrate AI Inc.

17.40% - Boosted.ai

14.04% - Hellas Direct

2.19% - Tallied Technologies Inc. (Founders Shares)

2.23% - 12835304 Canada Inc. (Conduit) (Founders Shares)

100.0% - Portag3 Ventures II International LP

100.0% - Portag3 Ventures II International (FI) LP

100.0% - Portag3 Ventures II Carried Interest LP

100.0% - Portag3 Ventures II Carried Interest US LP

100.0% - Portag3 Ventures Fund II

100.0% - Portage Ventures III GP Inc.

100.0% - Portage Ventures III Carried Interest LP

100.0% - Portage Ventures Fund III

100.0% - Portage Ventures III International LP

100.0% - Portage Ventures III Investments LP

16.78% - 12835304 Canada Inc. (Conduit)

10.90% - Covey IO Corp.

11.33% - Croissant Pay, Inc.

11.99% - GuarantR, Inc.

11.88% - KikOff Inc.

13.43% - Kontempo Holdings Limited

13.24% - Nesto Inc.

12.77% - HeyMirza Ltd.

13.59% - Listo S.A.S.

10.74% - Loanstreet Inc.

19.20% - Wealthier Pty Ltd.

11.11% - Modular Technologies OÜ

16.49% - Tallied Technologies Inc.

11.14% - Angle Health, Inc.

23.68% - Notch Ordering Inc.

10.52% - QUIN Technologies GmbH

100.0% - Portage Ventures III Access Fund LP

100.0% - PFTA I GP Inc.

100.0% - PFTA I LP

100.0% - Sagard PFTA Agregator LP

50.0% - Diagram Ventures GP Inc.

100.0% - Diagram Ventures, LP

50.0% - Diagram Ventures II GP Inc.

100.0% - Diagram Ventures II LP

50.0% - Diagram Ventures III GP Inc.

100.0% - Diagram Ventures III LP

50.0% - Diagram Opportunity GP Inc.

100.0% - Diagram Opportunity Fund Carried Interest LP

100.0% - Diagram Opportunity Fund I LP

100.0% - Springboard III GP Inc.

100.0% - Springboard III LP

100.0% - Sagard Credit Partners Carried Interest GP Inc.

100.0% - Sagard Credit Partners Carried Interest LP

100.0% - Sagard Capital Partners GP, Inc.

100.0% - Sagard Capital Partners, L.P.

96.0% - 1069759 B.C. Unlimited Liability Company

91.6% - Integrated Fertility Holding, LLC

100.0% - Spadina GP Inc.

100.0% - Spadina Participation LP

100.0% - Spadina LP

3.77% - Wealthsimple Financial Corp. (3.41% equity)

100.0% - Sagard PE Canada GP Inc.

100.0% - Sagard Private Equity Canada LP

100.0% SPEC CL GP Inc.

100.0% SPEC CL Co-Invest LP

59.0% - SPEC Walter GP Inc.

100.0% - SPEC Walter LP

44.47% - Groupe Lou-Tec Inc.

100.0% 0 Acces Location D’Equipements Inc.

36.7% - Sagard USRE Inc.

50.0% - Outremont Technologies Inc. (41.75% economic shares)

100.0% - Outremont Technologies Manager Ltd.

100.0% - Outremont Technologies Special L.P.

100.0% - Outremont Technologies GP Ltd.

100.0% - Sagard USPF Inc

100.0% - Sagard Senior Lending Partners GP Inc.

100.0% - Sagard Senior Lending Partners LP

100.0% - Sagard Senior Lending Partners Holdings GP Inc.

100.0% - Sagard Senior Lending Partners Holdings LP

100.0% - Sagard Senior Lending Partners Holdings I LP

100.0% - Sagard Senior Lending Partners Carried Interest GP Inc.

100.0% - Sagard Senior Lending Partners Carried Interest LP

100.0% - Sagard Senior Lending Partners Carried Interest-U LP

100.0% - Sagard Senior Lending Partners Offshore Carried Interest GP Inc.

100.0% - Sagard Senior Lending Partners Offshore Carried Interest LP

100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LP

100.0% - Sagard Senior Lending Partners Offshore-U GP Inc.

100.0% - Sagard Senior Lending Partners RN Offshort-U LP

100.0% - Sagard Senior Lending Partners Offshore GP Inc.

100.0% - Portage Capital Solutions GP Inc.

100.0% - Portage Capital Solutions Fund I LP

100.0% - Portage Capital Solutions Canada Fund I LP

100.0% - Portage Web3 I GP Inc.

100.0% - Portage Web3 Feeder Fund I LP

100.0% - Portage Web3 Master Fund I LP

100.0% - Portage Web3 Blocker Inc.

63.3% - Sagard USRE Inc.

4.0% - 1069759 B.C. Unlimited Liability Company

50.0% - Peak Achievement Athletics Inc. (42.58% equity)

100.0% - 10094439 Canada Inc.

100.0% - 10094455 Canada Inc.

100.0% - Limited Partnership Interests in Peak Management Participation LP

100.0% - 1167410 B.C. Unlimited Liability Company

100.0% - General Partnership Interests in Peak Management Participation LP

100.0% - Limited Partnership Interests in Peak Holdings LP

100.0% - 1167387 B.C. Unlimited Liability Company

100.0% - General Partnership Interests in Peak Holdings LP

100.0% - Bauer Hockey Ltd.

100.0% - Bauer Hockey AB

100.0% - Bauer Hockey GmbH

100.0% - Bauer Hockey (Beijing) Trading Limited

100.0% - ProSharp AB (Sweden)

100.0% - ProSharp Inc. (NB, CA)

100.0% - ProSharp Inc. (DE, US)

100.0% - BCE Acquisitions US, Inc.

100.0% - Bauer Innovations US, LLC

100.0% - Bauer Hockey LLC

100.0% - Cascade Maverik Lacrosse, LLC

100.0% - Bauer Hockey Retail, LLC

28.1% - Rawlings Sporting Goods Company Inc.

100.00% - Mowat GP Inc.

100.0% - Mowat Participation LP

100.0% - Mowat LP

4.48% - Koho Financial Inc.

ITEM 30. INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Connecticut, being the state of organization of Empower, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Connecticut law permitting indemnification can be found in Sections 33-770 to 33-779 of the Connecticut General Statutes Annotated. The text of Empower’s By-law, Article IX, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit f(2).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a)	Prudential Investment Management Services LLC (“PIMS”)

PIMS is distributor and principal underwriter for the PGIM family of funds.

PIMS is also distributor of the following other investment companies: Prudential’s Gibraltar Fund, Inc.; The Prudential Variable Contract GI-2; and PRIAC Variable Contract Account A.

(b)	Information concerning the officers and directors of PIMS is set forth below.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER
Andre Carrier 655 Broad Street Newark, NJ 07102	President

Karen Leibowitz 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Administrative Officer

John N. Christolini 280 Trumbull Street Hartford, CT 06103	Senior Vice President and Chief Compliance Officer

H. Soo Lee	Senior Vice President, Secretary and Chief Legal Officer

Robert P. Smit 751 Broad Street Newark, NJ 07102	Senior Vice President, Chief Financial Officer, Controller and Assistant Treasurer

Peter J. Puzio 280 Trumbull Street Hartford, CT 06103	Senior Vice President

Hansjerg P. Schlenker 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Operations Officer

Kevin Chaillet 655 Broad Street Newark, NJ 07102	Treasurer

Kelly Florio 751 Broad Street Newark, NJ 07102	Vice President and Anti-Money Laundering Officer

*	The address of each person named is 213 Washington Street, Newark, NJ 07102, unless otherwise noted above.

(c)

Commissions received by PIMS during the last fiscal year with respect to the Empower Retirement Security Annuity IV issued through the registrant separate account. No commissions were received by PIMS during the last fiscal year with respect to the Empower Retirement Security Annuity or the Empower Retirement Security Annuity VIII.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Prudential Investment Management Services LLC	$9,782	$-0-	$-0-	$-0-

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Empower at the following addresses:

Empower Annuity Insurance Company

280 Trumbull Street

Hartford, CT 06103

The Prudential Insurance Company of America and PGIM, Inc.

655 Broad Street

Newark, NJ 07102

The Prudential Insurance Company of America and PGIM, Inc.

751 Broad Street

Newark, NJ 07102

The Prudential Insurance Company of America and PGIM, Inc.

Gateway Buildings Two, Three and Four

100 Mulberry Street

Newark, NJ 07102

The Prudential Insurance Company of America

213 Washington Street

Newark, NJ 07102

The Prudential Insurance Company of America

c/o PGIM Investments

30 Scranton Office Park

Scranton, PA 18507

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

ITEM 33. MANAGEMENT SERVICES

Summary of the substantive provisions of any management-related services contract not discussed in Part A or Part B of the Registration Statement - Not Applicable.

ITEM 34. FEE REPRESENTATION

Empower Annuity Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Empower Annuity Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut, on this 13th day of December, 2023.

PRIAC VARIABLE CONTRACT ACCOUNT A (Registrant)

By:	/s/ Douglas S. McIntosh
Douglas S. McIntosh
Vice President, Product Development, Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY (Depositor)

By:	/s/ Douglas S. McIntosh
Douglas S. McIntosh
Vice President, Product Development, Empower Annuity Insurance Company

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature and Title

*
Jonathan Kreider Director

*
Mary Maiers Director

*
Tina Wilson Director

*
Harry A. Dalessio Director

*
Kara Roe Chief Financial Officer and Controller

Signature and Title

*
Christine Moritz
President and Chief Executive Officer

*
Rich Linton
Director

*By:	/s/ Michele Drummey
Michele Drummey
(Attorney-in-Fact)

EXHIBIT INDEX

Exhibit Description

(k)	Consent and Opinion of Michele Drummey, Vice President and Assistant General Counsel, as to the legality of the securities being registered.

(l)(1)	Written consent of Deloitte & Touche LLP.

(1)(2)	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing.